EXECUTION

GSR MORTGAGE LOAN TRUST 2004-12

MORTGAGE PASS-THROUGH CERTIFICATES

SERIES 2004-12

TRUST AGREEMENT

among

GS MORTGAGE SECURITIES CORP.,
as Depositor,

U.S. BANK NATIONAL ASSOCIATION,
as Trustee

and

WELLS FARGO BANK, N.A.,
as Securities Administrator

Dated as of October 1, 2004

TABLE OF CONTENTS

Page

ARTICLE I

DEFINITIONS

Section 1.01

Standard Terms.

1

Section 1.02

Defined Terms

2

ARTICLE II

FORMATION OF TRUST; CONVEYANCE OF MORTGAGE LOANS

Section 2.01

Conveyance to the Trustee.

16

Section 2.02

Acceptance by the Trustee.

17

Section 2.03

REMIC Elections and REMIC Designation.

17

ARTICLE III

REMITTING TO CERTIFICATEHOLDERS

Section 3.01

Distributions to Certificateholders

21

Section 3.02

Allocation of Realized Losses and Shortfalls

26

Section 3.03

[Reserved]

27

Section 3.04

Reserve Fund.

27

ARTICLE IV

THE SECURITIES

Section 4.01

The Certificates

28

Section 4.02

Denominations

28

Section 4.03

Redemption of Certificates

28

Section 4.04

Securities Laws Restrictions

29

ARTICLE V

MISCELLANEOUS PROVISIONS

Section 5.01

Request for Opinions

29

Section 5.02

Schedules and Exhibits

29

Section 5.03

Governing Law

29

Section 5.04

Counterparts

29

Section 5.05

Notices

30

SCHEDULES AND EXHIBITS

Schedule I

Mortgage Loans

Exhibit 1A1

Form of Class 1A1 Certificate

Exhibit 1A2

Form of Class 1A2 Certificate

Exhibit 1AX

Form of Class 1AX Certificate

Exhibit 2A1

Form of Class 2A1 Certificate

Exhibit 2A2

Form of Class 2A2 Certificate

Exhibit 2A3

Form of Class 2A3 Certificate

Exhibit 2AX1

Form of Class 2AX1 Certificate

Exhibit 2AX2

Form of Class 2AX2 Certificate

Exhibit 2AX3

Form of Class 2AX3 Certificate

Exhibit 3A1

Form of Class 3A1 Certificate

Exhibit 3A2

Form of Class 3A2 Certificate

Exhibit 3A3

Form of Class 3A3 Certificate

Exhibit 3A4

Form of Class 3A4 Certificate

Exhibit 3A5

Form of Class 3A5 Certificate

Exhibit 3A6

Form of Class 3A6 Certificate

Exhibit 1B1

Form of Class 1B1 Certificate

Exhibit 1B2

Form of Class 1B2 Certificate

Exhibit 1B3

Form of Class 1B3 Certificate

Exhibit 1B4

Form of Class 1B4 Certificate

Exhibit 1B5

Form of Class 1B5 Certificate

Exhibit 1B6

Form of Class 1B6 Certificate

Exhibit 2B1

Form of Class 2B1 Certificate

Exhibit 2B2

Form of Class 2B2 Certificate

Exhibit 2B3

Form of Class 2B3 Certificate

Exhibit 2B4

Form of Class 2B4 Certificate

Exhibit 2B5

Form of Class 2B5 Certificate

Exhibit 2B6

Form of Class 2B6 Certificate

Exhibit R

Form of Class R Certificate

TRUST AGREEMENT

THIS TRUST AGREEMENT, dated as of October 1, 2004 (this “Trust Agreement”), is hereby executed by and among GS MORTGAGE SECURITIES CORP., a Delaware corporation (the “Depositor”) and U.S. BANK NATIONAL ASSOCIATION, as trustee (the “Trustee”), and WELLS FARGO BANK, N.A., as securities administrator (the “Securities Administrator”).

PRELIMINARY STATEMENT

The Depositor is duly authorized to form GSR Mortgage Loan Trust 2004-12 as a trust (the “Trust”) to issue a series of securities with an aggregate initial outstanding principal balance of $1,010,886,911 to be known as the Mortgage Pass-Through Certificates, Series 2004-12 (the “Certificates”).  The Trust is formed by this Trust Agreement, which fully incorporates by reference the Standard Terms to Trust Agreement October 2004 Edition (the “Standard Terms”).  The Certificates in the aggregate evidence the entire beneficial ownership in the Trust.  The Certificates consist of the 28 classes set forth in Section 2.03(d) herein.

Pursuant to Section 10.01 of the Standard Terms, the Securities Administrator, on behalf of the Trust, will make an election to treat all of the assets of the Trust (exclusive of the Class 1AX Certificate Account and the Reserve Fund) three real estate mortgage investment conduits (each, a “REMIC” and, individually, “REMIC I,” “REMIC II” and “REMIC III”) for federal income tax purposes.  The “startup day” of each REMIC for purposes of the REMIC Provisions is the Closing Date.

NOW, THEREFORE, in consideration of the mutual promises, covenants, representations and warranties hereinafter set forth, the Depositor, the Trustee and the Securities Administrator agree as follows:

ARTICLE I

DEFINITIONS

Section 1.01

Standard Terms.  The Depositor, the Trustee and the Securities Administrator acknowledge that the Standard Terms prescribe certain obligations of each such entity, with respect to the Certificates.  The Depositor, the Trustee and the Securities Administrator agree to observe and perform such prescribed duties, responsibilities and obligations, pursuant to the terms and conditions thereof and of this Trust Agreement, and acknowledge that, except to the extent inconsistent with the provisions of this Trust Agreement, the Standard Terms are and shall be a part of this Trust Agreement to the same extent as if set forth herein in full.

Pursuant to Section 2.02(f) of the Standard Terms, the Depositor acknowledges the appointment of the Custodian and agrees to deliver, or cause to be delivered, to the Custodian all Mortgage Loan documents that are to be included in the Trustee Mortgage Loan File for each Mortgage Loan.  The Depositor and the Custodian acknowledge that, pursuant to the existing Custodial Agreements entered into between the Custodian and predecessors in interest of the Depositor, the Custodian previously acted as custodian for such predecessors in interest and that in connection with the formation of the Trust, the Depositor will assign each Custodial Agreement to the Trustee and cause a receipt to be issued in the name of the Trustee.

Section 1.02

Defined Terms

.  Capitalized terms used but not defined herein shall have the respective meanings assigned to them in Section 1.01 of the Standard Terms or in the Sale and Servicing Agreements.  In the event of a conflict between the Standard Terms and the Sale and Servicing Agreements, the Sale and Servicing Agreements shall govern.  In the event of a conflict between the Standard Terms and this Trust Agreement, the Trust Agreement shall govern.  As used herein, the following terms shall have the respective meanings assigned thereto:

“Accrued Certificate Interest”:  For each Class of Certificates and any Distribution Date, the sum of (i) previously accrued Certificate Interest for such Class that remained unpaid on the previous Distribution Date (on a cumulative basis) and (ii) accrued Certificate Interest for such Class for the related Interest Accrual Period.  Accrued Certificate Interest may be reduced for certain interest shortfalls, as further set forth in Section 3.02.

“Administrative Cost Rate”:  For each Mortgage Loan, the applicable Servicing Fee Rate plus the Lender Paid Mortgage Insurance Rate, if applicable.

“Affected Subordinate Certificate”:  As defined in Section 3.01(g) hereof.

“Assignment Agreements”:  Each of the Step 1 Assignment Agreements and the Step 2 Assignment Agreements, collectively.

“Available Distribution Amount”:  For any Distribution Date and any Loan Group, the sum for the Mortgage Loans in such Loan Group of the following amounts:

(1)

the total amount of all cash received from or on behalf of the Borrowers or advanced by the applicable Servicer (or the Securities Administrator as successor servicer or any other successor servicer in the event the applicable Servicer fails to make such required advances pursuant to Section 3.05 of the Standard Terms) on the Mortgage Loans in such Loan Group and not previously distributed (including Advances made by such Servicer (or the Securities Administrator as successor servicer or any other successor servicer in the event the applicable Servicer fails to make any such required advances pursuant to Section 3.05 of the Standard Terms), Compensating Interest Payments made by such Servicer (or the Securities Administrator as successor servicer or any other successor servicer) and proceeds of Mortgage Loans that are liquidated), except:

(a)

all Scheduled Payments collected but due on a Due Date after that Distribution Date;

(b)

all Curtailments received after the previous calendar month;

(c)

all Payoffs received after the previous calendar month (together with any interest payment received with those Payoffs to the extent that it represents the payment of interest accrued on the Mortgage Loans for the period after the previous calendar month);

(d)

Liquidation Proceeds and Insurance Proceeds received on the Mortgage Loans in such Loan Group after the previous calendar month;

(e)

all amounts in the REMIC I Distribution Account from Mortgage Loans in such Loan Group that are then due and payable to the applicable Servicer under the related Sale and Servicing Agreement;

(f)

the Servicing Fee and the Lender Fee Paid Mortgage Insurance Amount for each Mortgage Loan in such Loan Group, net of any amounts payable as compensating interest by the applicable Servicer on that Distribution Date;

(g)

any Crossover Amount from such Loan Group required to be allocated to any other Loan Group pursuant to Section 3.03; and

(h)

such Loan Group’s share of all amounts reimbursable on such Distribution Date to the Securities Administrator and Trustee as provided herein.

(2)

the total amount of any cash received by the Securities Administator or the applicable Servicer from the repurchase by the applicable Seller, the Depositor or GSMC of any Mortgage Loans pursuant to any Assignment Agreement or Sale and Servicing Agreement as a result of defective documentation or breach of representations and warranties (provided that the obligation to repurchase arose before the related Due Date);

(3)

any Crossover Amount from another Loan Group required to be allocated to such Loan Group pursuant to Section 3.03; and

(4)

any Subsequent Recoveries received with respect to the Mortgage Loans in such Loan Group.

“Book-Entry Certificates”:  The Senior Certificates and the Senior Subordinate Certificates.

“Certificate Interest”:  For each Class of Certificates, on each Distribution Date, an amount equal to the product of (a) the Certificate Rate for such Class, (b) a fraction, the numerator of which is 30 and the denominator of which is 360, and (c) the applicable Class Principal Balance or, in the case of the Interest Only Certificates, the applicable Notional Amount.

“Certificates”:  The Class 1A1, Class 1A2, Class 1AX, Class 2A1, Class 2A2, Class 2A3, Class 2AX1, Class 2AX2, Class 2AX3, Class 3A1, Class 3A2, Class 3A3, Class 3A4, Class 3A5, Class 3A6, Class R, Class 1B1, Class 1B2, Class 1B3, Class 1B4, Class 1B6, Class 2B1, Class 2B2, Class 2B3, Class 2B4, Class 2B5 and Class 2B6 Certficates.

“Certificate Rate”:  With respect to each Class of Certificates on any Distribution Date, the percentage per annum rate or other entitlement to interest described in Section 2.03 hereof.

“Class”:  Each Class of Certificates or REMIC Interests.

“Class 1AX Certificate Account”:  As defined in Section 3.04(b).

“Class 1AX Interest”:  As defined in Section 2.03(c) hereof.

“Class B Certificates”:  The Class 1B1, Class 1B2, Class 1B3, Class 1B4, Class 1B5, Class 1B6, Class 2B1, Class 2B2, Class 2B3, Class 2B4, Class 2B5 and Class 2B6 Certificates.

“Class I Interests”:  The Class I-1B, Class I-1Q, Class I-2B, Class I-2Q, Class I-3B and Class I-3Q Interests, each of which shall constitute a class of regular interests in REMIC I.

“Class II Interests”:  The Class II-1A1, Class II-1A2, Class II-2A1, Class II-2A2, Class II-2A3, Class II-3A1, Class II-3A2, Class II-3A3, Class II-3A4, Class II-3A5, Class II-3A6, Class II-1B1, Class II-1B2, Class II-1B3, Class II-1B4, Class II-1B5 Class II-1B6, Class II-2B1, Class II-2B2, Class II-2B3, Class II-2B4, Class II-2B5 and Class II-2B6 Interests, each of which shall constitute a class of regular interests in REMIC II.

“Class Principal Balance”:  With respect to each Class of Certificates or Interests, as of the close of business on any Distribution Date, the initial balance of such Class of Certificates or Interests set forth in Section 2.03(d) reduced by (a) all principal payments (other than payments in reimbursement of Realized Losses) previously distributed to such Class of Certificates or Interests in accordance with the Trust Agreement, and (b) all Realized Losses, if any, previously allocated to such Class of Certificates or Interests pursuant to the Trust Agreement, and increased by (c) the amount of any Subsequent Recoveries allocated to that Class.

“Class R Certificates”:  The Class of Certificates issued hereunder and so designated, which are each composed of the Class R-I Interest, the Class R-II Interest and the Class R-III Interest.

“Class R-I Interest”:  The “residual interest” (as defined in Code Section 860(a)(2)) in REMIC I, the beneficial interest in which is represented by the Class R Certificates.

“Class R-II Interest”:  The “residual interest” (as defined in Code Section 860(a)(2)) in REMIC II, the beneficial interest in which is represented by the Class R Certificates.

“Class R-III Interest”:  The “residual interest” (as defined in Code Section 860(a)(2)) in REMIC III, the beneficial interest in which is represented by the Class R Certificates.

“Closing Date”:  October 29, 2004.

“Corresponding Class”:  The Class of Certificates that corresponds to a class of REMIC II Regular Interests, as set forth in the table provided below:

Corresponding REMIC II REMIC Regular Interest	Corresponding Class or Classes of Certificates

Class II-1A1	Class 1A1
Class II-1A2	Class 1A2
Class II-2A1	Class 2A1
Class II-2A2	Class 2A2
Class II-2A3	Class 2A3
Class II-3A1	Class 3A1
Class II-3A2	Class 3A2
Class II-3A3	Class 3A3
Class II-3A4	Class 3A4
Class II-3A5	Class 3A5
Class II-3A6	Class 3A6
Class II-1B1	Class 1B1
Class II-1B2	Class 1B2
Class II-1B3	Class 1B3
Class II-1B4	Class 1B4
Class II-1B5	Class 1B5
Class II-1B6	Class 1B6
Class II-2B1	Class 2B1
Class II-2B2	Class 2B2
Class II-2B3	Class 2B3
Class II-2B4	Class 2B4
Class II-2B5	Class 2B5
Class II-2B6	Class 2B6

“Countrywide”:  Countrywide Home Loans, Inc., or any successor in interest.

“Countrywide Servicing”:  Countrywide Home Loans Servicing, LP, or any successor in interest.

“CMT Rate”:  A rate determined based on the average weekly yield on U.S. Treasury securities adjusted to a constant maturity of one year as published in Federal Reserve Statistical Release H.15 (519) during the last full week occurring 45 days prior to the applicable loan adjustment date, and annually thereafter.

“Crossover Amounts”:  Amounts related to a Loan Group that are required to be paid to the Senior Certificates related to another Loan Group pursuant to Section 3.03.

“Curtailments”:  Voluntary partial prepayments on a Mortgage Loan (i.e., not including Payoffs, Liquidation Proceeds, Insurance Proceeds, or Condemnation Proceeds).

“Custodian”:  JPMorgan Chase, in its capacity as custodian under each of the Custodial Agreements, and any successor Custodian thereunder.

“Custodial Agreement”:  Each of (i) the Custodial Agreement, dated as of March 1, 2004, among Countrywide, Countrywide Servicing and the Custodian, (ii) the Custodial Agreement, dated as of May 1, 2004, among GSMC, National City Mortgage Co. and the Custodian and (iv) the Custodial Agreement, dated as of June 1, 2004, among GSMC, Wells Fargo and the Custodian.

“Cut-Off Date”:  October 1, 2004.

“Delinquency/Loss Test”:  The test as to whether the following two conditions are satisfied on any Distribution Date with respect to either Loan Group 1 or Loan Group 2 and Loan Group 3:  (1)(A) the outstanding principal balance of the Group 1 Mortgage Loans delinquent 60 days or more (including Group 1 Mortgage Loans in bankruptcy or, foreclosure and REO Property) averaged over the immediately preceding three-month period is less than or equal to 50% of the aggregate outstanding Class Principal Balance of the Group 1 Subordinate Certificates as of such Distribution Date, and (B) cumulative Realized Losses as of each Distribution Date prior to November 2015, November 2016, November 2017 and November 2018 (and each November thereafter) do not exceed 30%, 35%, 40%, 45% and 50%, respectively, of the aggregate initial Class Principal Balance of the Group 1 Subordinate Certificates and (2)(A) the outstanding principal balance of the Group 2 and Group 3 Mortgage Loans delinquent 60 days or more (including Group 2 and Group 3 Mortgage Loans in bankruptcy or, foreclosure and REO Property) averaged over the immediately preceding three-month period is less than or equal to 50% of the aggregate outstanding Class Principal Balance of the Group 2 and Group 3 Subordinate Certificates as of such Distribution Date, and (B) cumulative Realized Losses as of each Distribution Date prior to November 2010, November 2011, November 2012 and November 2013 (and each November thereafter) do not exceed 30%, 35%, 40%, 45% and 50%, respectively, of the aggregate initial Class Principal Balance of the Group 2 and Group 3 Subordinate Certificates.

“Distribution Date”:  The 25th day of each month, or if such day is not a Business Day, the next Business Day following such day.  The initial Distribution Date shall be November 26, 2004

“Due Date”:  For any Mortgage Loan, the first day in each calendar month.

“Due Period”:  With respect to each Distribution Date, the period beginning on the second day of the month preceding the month of such Distribution Date and ending on, and including, the first day of the month of such Distribution Date.

“Fitch”: Fitch Ratings, and its successors in interest.

“Group 1 Certificates”:  The Class 1A1, Class 1A2 and Class 1AX Certificates.  The Group 1 Certificates are related to Loan Group 1.

“Group 1 Mortgage Loans”:  The Mortgage Loans in Loan Group 1.

“Group 1 Senior Certificates”:  The Class 1A1, Class 1A2 and Class 1AX Certificates.

“Group 1 Subordinate Certificates”:  The Class 1B1, Class 1B2, Class 1B3, Class 1B4, Class 1B5 and Class 1B6 Certificates.

“Group 2 Certificates”:  The Class 2A1, Class 2A2, Class 2A3, Class 2AX1, Class 2AX2 and Class 2AX3 and Class R Certificates.  The Group 2 Certificates are related to Loan Group 2.

“Group 2 and Group 3 Senior Certificates”:  The Class 2A1, Class 2A2, Class 2A3, Class 2AX1, Class 2AX2, Class 2AX3, Class 3A1, Class 3A2, Class 3A3, Class 3A4, Class 3A5 and Class 3A6 Certificates.

“Group 2 and Group 3 Subordinate Certificates”:  The Class 2B1, Class 2B2, Class 2B3, Class 2B4, Class 2B5 and Class 2B6 Certificates.

“Group 2 and Group 3 Mortgage Loans”:  The Mortgage Loans in Loan Group 2 and Loan Group 3.

“Group 3 Certificates”:  The Class 3A1, Class 3A2, Class 3A3, Class 3A4, Class 3A5 and Class 3A6 Certificates.  The Group 3 Certificates are related to Loan Group 3.

“Group Subordinate Amount”:  As to any Distribution Date and (i) Loan Group 1, will be equal to the excess of the aggregate Scheduled Principal Balance of the Mortgage Loans in Loan Group 1 for the preceding Distribution Date over the aggregate Class Principal Balance of the Group 1 Senior Certificates after giving effect to distributions on that preceding Distribution Date, (ii) Loan Group 2, will be equal to the excess of the aggregate Scheduled Principal Balance of the Mortgage Loans in Loan Group 2 for the preceding Distribution Date over the aggregate Class Principal Balance of the Group 2 Certificates after giving effect to distributions on that preceding Distribution Date and (iii) Loan Group 3, will be equal to the excess of the aggregate Scheduled Principal Balance of the Mortgage Loans in Loan Group 3 for the preceding Distribution Date over the aggregate Class Principal Balance of the Group 3 Certificates after giving effect to distributions on that preceding Distribution Date.

“GSMC”:  Goldman Sachs Mortgage Company, a New York limited partnership, and its successors in interest.

“Initial Reserve Fund Deposit Amount”:  An amount equal to $1,000.

“Interest Accrual Period”:  For any Distribution Date and (a) for the REMIC I Regular Interests and the REMIC II Regular Interests and for any class of Certificates other than the Class 1A1, Class 1A2, Class 1B1, Class 1B2 and Class 1B3 Certificates, the immediately preceding calendar month and (b) for the Class 1A1, Class 1A2, Class 1B1, Class 1B2 and Class 1B3 Certificates, the period commencing on the 25th day of the preceding calendar month and ending on the 24th day of the calendar month in which such Distribution Date occurs, beginning on October 25, 2004.

“Interest Only Certificates”:  The Class 1AX and Class 2AX1, Class 2AX2 and Class 2AX3 Certificates.

“Junior Subordinate Certificates”:  The Class 1B4, Class 1B5, Class 1B6, Class 2B4, Class 2B5 and Class 2B6 Certificates.

“Lender Paid Mortgage Insurance Amount”:  With respect to any Lender Paid Mortgage Insurance Loan, the interest portion of each Scheduled Payment that is paid by the related Borrower that will be used to pay the monthly premium of the “lender paid” primary insurance policy on such Lender Paid Mortgage Insurance Loan, which is calculated by multiplying the Scheduled Principal Balance as of the related date of determination on such Lender Paid Mortgage Insurance Loan by the applicable Lender Paid Mortgage Insurance Rate.

“Lender Paid Mortgage Insurance Loan”:  Each of the Mortgage Loans identified on the Mortgage Loan Schedule as having a Lender Paid Mortgage Insurance Rate.

“Lender Paid Mortgage Insurance Rate”:  With respect to any Lender Paid Mortgage Insurance Loan, a per annum rate equal to the percentage indicated on the Mortgage Loan Schedule under the heading “Lender Paid Mortgage Insurance Rate.”

“LIBOR”:  Shall be 1.9325% for the first Interest Accrual Period and, for any subsequent Interest Accrual Period, the offered rate for one-month United States dollar deposits which appears on Telerate Page 3750, as reported by Bloomberg Financial Markets Commodities News (or such other page as may replace Telerate Page 3750 for the purpose of displaying comparable rates), as of 11:00 a.m. (London time) on the LIBOR Determination Date applicable to such Interest Accrual Period.  If such rate does not appear on Telerate Page 3750 (or such other page as may replace Telerate Page 3750 for the purpose of displaying comparable rates), the rate for that day will be determined on the basis of the rates at which deposits in United States dollars are offered by the Reference Banks at approximately 11:00 a.m., London time, on that day to leading banks in the London interbank market for a period of one month commencing on the first day of the relevant Interest Accrual Period.  The Securities Administrator will request the principal London office of each of the Reference Banks to provide a quotation of its rate to the Securities Administrator.  If at least two such quotations are provided, the rate for that day will be the arithmetic mean of the quotations.  If fewer than two quotations are provided as requested, the rate for that day will be the arithmetic mean of the rates quoted by major banks in New York City, selected by the Securities Administrator, at approximately 11:00 a.m., New York City time, on that day for loans in United States dollars to leading European banks for a one-month period (commencing on the first day of the relevant Interest Accrual Period).  If none of such major banks selected by the Securities Administrator quotes such rate to the Securities Administrator, LIBOR for such LIBOR Determination Date will be the rate in effect with respect to the immediately preceding LIBOR Determination Date.  The Securities Administrator’s determination of LIBOR for any Determination Date and any Certificate Rate based on such LIBOR calculation shall be final and binding in the absence of manifest error.

“LIBOR Determination Date”:  With respect to any Interest Accrual Period and any floating rate certificate, the second London Business Day prior to the date on which such Interest Accrual Period commences.

“Liquidated Mortgage Loan”: A Mortgage Loan for which the applicable Servicer has determined that it has received all amounts that it expects to recover from or on account of the Mortgage Loan, whether from Insurance Proceeds, Liquidation Proceeds, the liquidation of any assets pledged for the further security of such Mortgage Loan in addition to the Mortgaged Property or otherwise.

“Liquidation Principal”:  For any Distribution Date, the principal portion of Liquidation Proceeds received with respect to each Mortgage Loan that became a Liquidated Mortgage Loan during the calendar month preceding the month of the Distribution Date.

“Loan Group 1”:  The aggregate of the Mortgage Loans identified on Schedule I as being included in Loan Group 1.

“Loan Group 2”:  The aggregate of the Mortgage Loans identified on Schedule I as being included in Loan Group 2.

“Loan Group 3”:  The aggregate of the Mortgage Loans identified on Schedule I as being included in Loan Group 3.

“London Business Day”:  A day on which commercial banks in London are open for business (including dealings in foreign exchange and foreign currency deposits).

“Moody’s”:  Moody’s Investors Service, Inc., and its successors in interest.

“Mortgage Loans”:  The mortgage loans listed on Schedule I hereto.

“Nat City”: National City Mortgage Co., or any successor in interest.

“Net Rate”:  With respect to each Mortgage Loan, the interest rate of such Mortgage Loan less the Administrative Cost Rate applicable to such Mortgage Loan.  For purposes of calculating the Certificate Rates of the Interests and Certificates, the Net Rate of a Mortgage Loan will be calculated without regard to any modification, waiver or amendment of the interest rate of the Mortgage Loan, whether agreed to by any Servicer or resulting from a bankruptcy, insolvency or similar proceeding involving the related Borrower. Further, in the case of any Distribution Date and any Mortgage Loan that has a first payment date after the first day of the related Due Period, the Net Rate of such Mortgage Loan shall be treated as zero for purposes of calculating the Certificate Rates of the Interests and the Certificates.

“Net WAC Rate”:  With respect to any Distribution Date and each Loan Group, the per annum rate equal to a fraction (i) the numerator of which is the sum, for each Mortgage Loan in such Loan Group, of the product of (x) the Net Rate in effect for such Mortgage Loan as of the beginning of the related Due Period and (y) the Scheduled Principal Balance of such Mortgage Loan as of the beginning of the related Due Period (after taking into account scheduled payments of principal on such date), and (ii) the denominator of which is the aggregate Scheduled Principal Balance of the Mortgage Loans in such Loan Group as of the beginning of the related Due Period.

“Net WAC Shortfall”:  For the Class 1A1 and Class 1A2 Certificates and any Distribution Date, the sum of:

(i)

the excess, if any, of the amounts of interest that would be payable to such Class if the Certificate Rate for such Class were calculated without regard to clause (b) in the definition thereof, over the actual amount of interest distributable for such Class for such Distribution Date;

(ii)

any excess described in clause (i) above remaining unpaid from prior Distribution Dates; and

(iii)

interest for the applicable Accrual Period on the amount described in clause (ii) above based on the applicable Certificate Rate (determined without regard to clause (b) in the definition thereof).

“Notional Amount”:  With respect to any Distribution Date and the Class 1AX Certificates, an amount equal to the Class Principal Balance of the Class 1A1, Class 1A2, Class 1B1, Class 1B2 and Class 1B3 Certificates immediately prior to such Distribution Date. With respect to any Distribution Date and the Class 2AX1 Certificates, an amount equal to the Class Principal Balance of the Class 2A1 Certificates.  With respect to any Distribution Date and the Class 2AX2 Certificates, an amount equal to the Class Principal Balance of the Class 2A2 Certificates.  With respect to any Distribution Date and the Class 2AX3 Certificates, an amount equal to the Class Principal Balance of the Class 2A3 Certificates.

“Payoffs”:  Voluntary prepayments in full on a Mortgage Loan.

“Prepayment Period”:  As to each Distribution Date, the preceding calendar month.

“Principal Payment Amount”:  For any Distribution Date and any Loan Group, the sum, for all Mortgage Loans in such Loan Group, of the portion of Scheduled Payments due on the Due Date immediately before the Distribution Date that are allocable to principal on the Mortgage Loans in such Loan Group.

“Principal Prepayment Amount”:  For any Distribution Date and any Loan Group, the sum, for all of the Mortgage Loans in such Loan Group, of all Payoffs and Curtailments that were received during the related Prepayment Period.

“Rating Agency”:  With respect to the Class 1A1, Class 1A2, Class 1AX, Class 2A1, Class 2A2, Class 2A3, Class 2AX1, Class 2AX2, Class 2AX3, Class 3A1, Class 3A2, Class 3A3, Class 3A4, Class 3A5, Class 3A6, Class R, Class 2B1, Class 2B2, Class 2B3, Class 2B4 and Class 2B5 Certificates, Fitch and with respect to the Class 1A1, Class 1AX, Class 2A1, Class 2A2, Class 2A3, Class 2AX1, Class 2AX2, Class 2AX3, Class 3A1, Class 3A2, Class 3A3, Class 3A4, Class 3A5, Class 3A6, Class R, Class 1B1, Class 1B2, Class 1B3, Class 1B4 and Class 1B5 Certificates, Moody’s.

“Record Date”:  For any Distribution Date and any Class of Certificates, the last Business Day of the related Interest Accrual Period.

“Reference Banks”:  Four major banks in the London interbank market selected by the Securities Administrator.

“Regular Certificates”:  The Senior Certificates (other than the Class R Certificates) and the Subordinate Certificates.

“Regular Interests”:  The REMIC I Regular Interests, the REMIC II Regular Interests or the Certificates (other than the Class R Certificates).

“REMIC”:  REMIC I, REMIC II or REMIC III.

“REMIC Interests”:  Each Class of Regular Interests, the Class R-I Interest, the Class R-II Interest and the Class R-III Interest issued pursuant to Section 2.03(d) and (e).

“REMIC I”:  One of the three real estate mortgage investment conduits created in the Trust, the assets of which consist of the Mortgage Loans and certain other assets and the REMIC I Distribution Account.  Neither the Reserve Fund nor the Class 1AX Certificate Account shall be an asset of any REMIC formed hereby.

“REMIC I Regular Interests”:  The regular interests issued by REMIC I, consisting of the Class I Interests.

“REMIC I Subordinated Balance Ratio”:  The ratio among the principal balances of the Class I-1B Interest, Class I-2B Interest and Class I-3B Interest, equal to the ratio among the Group Subordinate Amounts for each of Loan Group 1, Loan Group 2 and Loan Group 3.

“REMIC II”:  One of the real estate mortgage investment conduits created in the Trust, the assets of which consist of the REMIC II Distribution Account and the REMIC I Regular Interests.

“REMIC II Regular Interests”:  The regular interests in REMIC II, consisting of the Class II Interests.

“REMIC III”:  One of the real estate mortgage investment conduits created in the Trust, the assets of which consist of the Certificate Account and the REMIC II Regular Interests.

“REMIC III Regular Interests”:  The regular interests in REMIC III, as specified in Section 2.03(c) hereof.

“Remittance Date”:  The 18th day of each month, or if such day is not a Business Day, either the next succeeding business day or the business day immediately preceding such date, as set forth in the applicable Sale and Servicing Agreement.

“Required Reserve Fund Deposit”:  For any Distribution Date, an amount equal to the lesser of (i) interest otherwise distributable to the Class 1AX Certificates for such Distribution Date and (ii) the amount required to bring the balance on deposit in the Class 1AX Certificate Account up to an amount equal to the sum of (a) the Net WAC Shortfalls for such Distribution Date with respect to the Class 1A1 and Class 1A2 Certificates and (b) $1,000.

“Reserve Fund”:  A fund created as part of the Trust Estate pursuant to Section 3.04 of this Agreement but which is not an asset of any of the REMICs consisting of the Class 1AX Certificate Account.

“Sale and Servicing Agreement”:  Each of (1) the Master Mortgage Loan Purchase Agreement dated as of July 1, 2004, between GSMC, as purchaser, and Countrywide, as seller; (2) the Servicing Agreement dated as of July 1, 2004 between GSMC, as owner, and Countrywide Servicing, as servicer; (3) the Amended and Restated Flow Seller’s Warranties and Servicing Agreement dated as of October 1, 2003 between GSMC, as purchaser, and National City Mortgage Co., as seller and servicer; (4) the Assignment, Assumption and Recognition Agreement dated as of August 1, 2004 among RWT Holdings, Inc., as seller, GSMC, as purchaser, Countrywide, as original seller and Countrywide Servicing, as servicer and (5) the Master Seller’s Warranties and Servicing Agreement dated as of August 1, 2004 between GSMC, as purchaser, and Wells Fargo Bank, N.A., as seller and servicer.

“Scheduled Payment”:  For each Mortgage Loan, payments of interest and principal scheduled to be paid on each Due Date in accordance with the terms of related Mortgage Note.

“Securities Administrator”: Wells Fargo Bank, N.A., in its capacity as Securities Administrator under this Trust Agreement, or its successor in interest in such capacity.

“Seller”:  Each of Countrywide, National City Mortgage Co., RWT Holdings, Inc. and Wells Fargo Bank, N.A.

“Senior Certificates”:  Collectively, the Class 1A1, Class 1A2, Class 1AX, Class 2A1, Class 2A2, Class 2A3, Class 2AX1, Class 2AX2, Class 2AX3, Class 3A1, Class 3A2, Class 3A3, Class 3A4, Class 3A5 and Class 3A6 Certificates.

“Senior Liquidation Amount”:  For any Distribution Date and any Loan Group, will equal the aggregate, for each Mortgage Loan in such Loan Group that became a Liquidated Mortgage Loan during the calendar month preceding the month of that Distribution Date, of the lesser of (i) the applicable Senior Percentage of the Scheduled Principal Balance of that Mortgage Loan and (ii) the applicable Senior Prepayment Percentage of the Liquidation Principal derived from such Mortgage Loan.

“Senior Percentage”:  For any Distribution Date and any Loan Group, will equal the lesser of (a) 100% and (b) the sum of the Class Principal Balances (immediately before the Distribution Date) of the Senior Certificates related to such Loan Group, divided by the aggregate Scheduled Principal Balance of the Mortgage Loans in such Loan Group as of the beginning of the Due Period related to such Distribution Date.

“Senior Prepayment Amount”:  For any Distribution Date and any Loan Group, the product of (i) the applicable Senior Prepayment Percentage and (ii) the Principal Prepayment Amount for such Loan Group received during the related Prepayment Period.

“Senior Prepayment Percentage”: For each Distribution Date and any Loan Group, the applicable Senior Percentage for such Distribution Date, plus, the percentage of the Subordinate Percentage for the applicable Loan Group or Loan Groups identified below for the period during which such Distribution Date occurs:

Distribution Date	Percent of Related Applicable Subordinate Percentage
November 2004 through October 2014, in the case of Loan Group 1	100%
November 2004 through October 2009, in the case of Loan Group 2 and Loan Group 3	100%
November 2014 through October 2015, in the case of Loan Group 1	70%
November 2009 through October 2010, in the case of Loan Group 2 and Loan Group 3	70%
November 2015 through October 2016, in the case of Loan Group 1	60%
November 2010 through October 2011, in the case of Loan Group 2 and Loan Group 3	60%
November 2016 through October 2017, in the case of Loan Group 1	40%
November 2011 through October 2012, in the case of Loan Group 2 and Loan Group 3	40%
November 2017 through October 2018, in the case of Loan Group 1	20%
November 2012 through October 2013, in the case of Loan Group 2 and Loan Group 3	20%
November 2018 and thereafter, in the case of Loan Group 1.................................	0%
November 2013 and thereafter, in the case of Loan Group 2 and Loan Group 3.........................	0%

provided, however, that, on any Distribution Date (A) if the Senior Percentage for any Loan Group for such Distribution Date exceeds the initial Senior Percentage as of the Closing Date, then the Senior Prepayment Percentage for such Loan Groups and that Distribution Date will equal 100%; (B) if before the Distribution Date in November 2007, (x) the Subordinate Percentage (for Loan Group 1) for such Distribution Date is greater than twice the Subordinate Percentage for Loan Group 1 as of the Closing Date and (y) the aggregate amount of Realized Losses realized on the Mortgage Loans in Loan Group 1 is less than or equal to 20% of the initial aggregate Class Principal Balance of the Group 1 Subordinate Certificates, then the Senior Prepayment Percentage for Loan Group 1 for such Distribution Date will equal the Senior Percentage for Loan Group 1 plus 50% of the Subordinate Percentage for Loan Group 1 for that Distribution Date; (C) if before the Distribution Date in November 2007, (x) the combined Subordinate Percentage (for Loan Group 2 and Loan Group 3) for such Distribution Date is greater than twice the combined Subordinate Percentage for Loan Group 2 and Loan Group 3 as of the Closing Date and (y) the aggregate amount of Realized Losses realized on the Mortgage Loans in Loan Group 2 and Loan Group 3 is less than or equal to 20% of the initial aggregate Class Principal Balance of the Group 2 and Group 3 Subordinate Certificates, then the Senior Prepayment Percentage for each such Loan Group for such Distribution Date will equal the Senior Percentage for such Loan Group plus 50% of the related Subordinate Percentage for Loan Group 2 and Loan Group 3 for that Distribution Date; (D) if on or after the Distribution Date in November 2007, (x) the Subordinate Percentage for Loan Group 1 for such Distribution Date is greater than twice the Subordinate Percentage for Loan Group 1 as of the Closing Date and (y) the aggregate amount of Realized Losses realized on the Mortgage Loans in Loan Group 1 is less than or equal to 30% of the initial aggregate Class Principal Balance of the Group 1 Subordinate Certificates, then the Senior Prepayment Percentage for Loan Group 1 for such Distribution Date will equal the Senior Percentage for Loan Group 1 for such Distribution Date; and (E) if on or after the Distribution Date in November 2007, (x) the combined Subordinate Percentage for Loan Group 2 and Loan Group 3 for such Distribution Date is greater than twice the Subordinate Percentage for Loan Group 2 and Loan Group 3 as of the Closing Date and (y) the aggregate amount of Realized Losses realized on the Mortgage Loans in Loan Group 2 and Loan Group 3 is less than or equal to 30% of the initial aggregate Class Principal Balance of the Group 2 and Group 3 Subordinate Certificates, then the Senior Prepayment Percentage for each such Loan Group for such Distribution Date will equal the Senior Percentage for such Loan Group for such Distribution Date; provided, further, that if the Delinquency/Loss Test is not satisfied as of such Distribution Date, the Subordinate Percentage for each Loan Group used to calculate the Senior Prepayment Percentage for the related Distribution Date shall equal 100%.  If on any Distribution Date the allocation to the Senior Certificates in the percentage required would reduce the sum of the Class Principal Balances of the Senior Certificates related to a Loan Group below zero, the Senior Prepayment Percentage for such Distribution Date and such Loan Group shall be limited to the percentage necessary to reduce such sum to zero.

“Senior Principal Distribution Amount”:  For each Distribution Date and each Loan Group, the sum of: (i) the applicable Senior Percentage of the Principal Payment Amount for such Loan Group, (ii) the applicable Senior Prepayment Percentage of the Principal Prepayment Amount for such Loan Group, (iii) the Senior Liquidation Amount for such Loan Group, (iv) Crossover Amounts (allocable to principal), if any, received from the other Loan Groups and (v) the applicable Senior Prepayment Percentage of any Subsequent Recoveries, with respect to the Mortgage Loans in such Loan Group.

“Servicer”:  Each of Countrywide Servicing, National City Mortgage Co. and Wells Fargo Bank, N.A.

“Servicing Fee”:  With respect to each Distribution Date and each Mortgage Loan, the aggregate amount payable to the Servicer with respect to such Mortgage Loan, which amount payable is equal to one-twelfth of the applicable Servicing Fee Rate multiplied by the Scheduled Principal Balance of such Mortgage Loan as of the beginning of the Due Period related to such Distribution Date.

“Servicing Fee Rate”:  For each Mortgage Loan, the applicable per annum rate listed on the Mortgage Loan Schedule.

“Step 1 Assignment Agreements”:  Each of (1) the Assignment, Assumption and Recognition Agreement dated as of October 1, 2004 among GSMC, as assignor, the Depositor, as assignee and Countrywide, as seller; (2) the Assignment, Assumption and Recognition Agreement dated as of October 1, 2004 among GSMC, as assignor, the Depositor, as assignee and Countrywide Servicing, as servicer; (3) the Assignment, Assumption and Recognition Agreement dated as of October 1, 2004 among GSMC, as assignor, the Depositor, as assignee and National City Mortgage Co., as seller and servicer; and (4) the Assignment, Assumption and Recognition Agreement dated as of October 1, 2004 among GSMC, as assignor, the Depositor, as assignee, and Wells Fargo Bank, N.A., as seller and servicer.

“Step 2 Assignment Agreements”:  Each of (1) the Assignment, Assumption and Recognition Agreement dated as of October 1, 2004 among the Depositor, as assignor, the Trustee, as assignee, Countrywide Servicing, as servicer, Countrywide, as seller; (2) the Assignment, Assumption and Recognition Agreement dated as of October 1, 2004 among the Depositor, as assignor, the Trustee, as assignee, and National City Mortgage Co., as seller and servicer; and (3) the Assignment, Assumption and Recognition Agreement dated as of October 1, 2004 among the Depositor, as assignor, the Trustee, as assignee and Wells Fargo Bank, N.A., as seller and servicer.

“Subordinate Certificates”:  The Class B Certificates.

“Subordinate Percentage”:  For any Distribution Date and any Loan Group, (x) 100%, minus (y) the Senior Percentage for such Loan Group.

“Subordinate Principal Distribution Amount”: For any Distribution Date and any Loan Group, (x) the sum, for such Loan Group, of the Principal Payment Amount, the Principal Prepayment Amount and the Liquidation Principal, minus (y) the Senior Principal Distribution Amount for such Loan Group, minus, (z) Crossover Amounts, if any, allocable to principal paid to the Senior Certificates related to the other Loan Groups.

“Subordination Levels”:  With respect to any Class of Subordinate Certificates on any specified date, the percentage obtained by dividing the sum of the Class Principal Balances of all Classes of Subordinate Certificates that are subordinate to that Class by the sum of the Class Principal Balances of all Classes of Certificates as of such date, before giving effect to distributions and allocations of Realized Losses to the Certificates on such date.

“Subsequent Recoveries”:  With respect to any Distribution Date and any Mortgage Loan, amounts received in respect of principal on such Mortgage Loan during the related Prepayment Period which have previously been allocated as a Realized Loss to a Class of Certificates.

“Trust Agreement”:  This Trust Agreement, dated as of October 1, 2004, which incorporates by reference the Standard Terms.  Any references in any documents required hereunder, including references in documents within the Trustee Mortgage Loan File, to a Trust Agreement dated as of October 1, 2004, shall be deemed to refer to this Trust Agreement.

“Trust Estate”:  As defined in Section 2.01 hereof.

“Trustee”:  U.S. Bank National Association, not in its individual capacity but solely as Trustee under this Trust Agreement, or its successor in interest in such capacity, or any successor trustee appointed as herein provided.

ARTICLE II

FORMATION OF TRUST; CONVEYANCE OF MORTGAGE LOANS

Section 2.01

Conveyance to the Trustee.

To provide for the distribution of the principal of and interest on the Certificates in accordance with their terms, all of the sums distributable under this Trust Agreement with respect to the Certificates and the performance of the covenants contained in this Trust Agreement, the Depositor hereby bargains, sells, conveys, assigns and transfers to the Trustee, in trust, without recourse and for the exclusive benefit of the Holders of the Certificates, all of the Depositor’s right, title and interest in and to any and all benefits accruing to the Depositor from:  (a) the Mortgage Loans listed on each of Schedule I hereto, the related Trustee Mortgage Loan Files, and all Scheduled Payments due thereon after the Cut-Off Date and all principal prepayments collected with respect to the Mortgage Loans and paid by a Borrower on or after the Cut-Off Date, and proceeds of the conversion, voluntary or involuntary, of the foregoing; (b) the Sale and Servicing Agreements (other than GSMC’s rights to indemnification thereunder, which were retained by GSMC under the applicable Step 1 Assignment Agreements), as they relate to the Mortgage Loans; (c) the Custodial Agreements, as they relate to the Mortgage Loans; (d) the Assignment Agreements; (e) the REMIC I Distribution Account, the Certificate Account, the Reserve Fund and the Collection Accounts, as they related to the Mortgage Loans and (f) proceeds of all of the foregoing (including, without limitation, all amounts, other than investment earnings, from time to time held or invested in the Collection Account, the REMIC I Distribution Account, the Reserve Fund and the Certificate Account, whether in the form of cash, instruments, securities or other property, all proceeds of any mortgage insurance, mortgage guarantees, hazard insurance, or title insurance policy relating to the Mortgage Loans, cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, rights to payment of any and every kind, and other forms of obligations and receivables, which at any time constitute all or part or are included in the proceeds of any of the foregoing) to pay the Certificates as specified herein (items (a) through (f) above shall be collectively referred to herein as the “Trust Estate”).

The foregoing sale, transfer, assignment, set-over and conveyance does not and is not intended to result in the creation of an assumption by the Trustee of any obligation of the Depositor, the Seller or any other person in connection with the Mortgage Loans, the Sale and Servicing Agreements, the Assignment Agreements or under any agreement or instrument relating thereto except as specifically set forth herein.

It is agreed and understood by the Trustee and the Depositor that it is not intended that any mortgage loan be included in the Trust that is a “High Cost Home Loan” as defined in the New Jersey Home Ownership Act effective November 27, 2003 and the New Mexico Home Loan Protection Act effective January 1, 2004.

Section 2.02

Acceptance by the Trustee.

 By its execution of this Trust Agreement, the Trustee acknowledges and declares that it holds and will hold or has agreed to hold (in each case through the applicable Custodian) all documents delivered to any such person from time to time with respect to the Mortgage Loans and all assets included in the definition of “Trust Estate” herein in trust for the exclusive use and benefit of all present and future Holders of the Certificates.  The Trustee has not created and will not create, and no officer of the Trustee has any actual knowledge or has received actual notice of, any interest in the Trust Estate contrary to the interests created by the Trust Agreement.  The Trustee has not entered, nor intends to enter, into any subordination agreement or intercreditor agreement with respect to any assets included in the Trust Estate.

Section 2.03

REMIC Elections and REMIC Designation.

Elections shall be made by the Securities Administrator to treat the assets of the Trust Estate (other than the Reserve Fund and the Class 1AX Certificate Account) described in the definition of the term “REMIC I,” the assets of the Trust Estate described in the definition of the term “REMIC II,” and the assets of the Trust Estate described in the definition of the term “REMIC III” as three separate REMICs for federal income tax purposes.  The REMIC I Regular Interests shall constitute the regular interests in REMIC I, the REMIC II Regular Interests shall constitute the regular interests in REMIC II and the REMIC III Regular Interests shall constitute the regular interests in REMIC III.  The Class R-I Interest shall constitute the residual interest in REMIC I, the Class R-II Interest shall constitute the residual interest in REMIC II and the Class R-III Interest shall constitute the residual interest in REMIC III, each of which will be represented by the Class R Certificates.  References in the Standard Terms to REMIC I and REMIC II shall be deemed, for purposes of this Trust Agreement, to refer to REMIC I, REMIC II and REMIC III referred to herein, as modified by this Trust Agreement.

(a)

REMIC I Designations.

The pass-through rate with respect to the Class I-1B Interest and Class I-1Q Interest shall be a per annum rate equal to the Net WAC Rate for Loan Group 1.  The pass-through rate with respect to the Class I-2B Interest and Class I-2Q Interest shall be a per annum rate equal to the Net WAC Rate for Loan Group 2.  The pass-through rate with respect to the Class I-3B Interest and Class I-3Q Interest shall be a per annum rate equal to the Net WAC Rate for Loan Group 3.

As of the Closing Date and any date of determination, (i) the principal balance of the Class I-1B Interest shall equal 0.10% of the Group Subordinate Amount for Loan Group 1, (ii) the principal balance of the Class I-2B Interest shall equal 0.10% of the Group Subordinate Amount for Loan Group 2 and (iii) the principal balance of the Class I-3B Interest shall equal 0.10% of the Group Subordinate Amount for Loan Group 3.

As of the Closing Date and any date of determination, (i) the principal balance of the Class I-1Q Interest shall equal the excess of the aggregate Scheduled Principal Balance of the Group 1 Mortgage Loans as of the beginning of the related Prepayment Period over the principal balance of the Class I-1B Interest, (ii) the principal  balance of the Class I-2Q Interest shall equal the excess of the aggregate Scheduled Principal Balance of the Group 2 Mortgage Loans as of the beginning of the related Prepayment Period (less $100 allocable to the Class R-1 Interest until paid pursuant to Section 3.01(a)(ii)) over the principal balance of the Class I-2B Interest and (iii) the principal balance of the Class I-3Q Interest shall equal the excess of the aggregate Scheduled Principal Balance of the Group 3 Mortgage Loans as of the beginning of the related Prepayment Period over the principal balance of the Class I-3B Interest.

On each Distribution Date, prior to distributions on the Certificates as provided in Section 3.01(a):  (i) the Available Distribution Amount (without regard to clauses (1)(g) and (3) of the definition thereof) from Loan Group 1 shall be deemed distributed to the Class I-1B Interest and Class I-1Q Interest, (ii) the Available Distribution Amount (without regard to clauses (1)(g) and (3) of the definition thereof) from Loan Group 2 (other than amounts paid to the Class R Certificates (in respect of the Class R-I Interest) pursuant to Section 3.01) shall be deemed distributed to the Class I-2B Interest and Class I-2Q Interest and (iii) the Available Distribution Amount (without regard to clauses (1)(g) and (3) of the definition thereof) from Loan Group 3 shall be deemed distributed to the Class I-3B Interest and Class I-3Q Interest.

Distributions of principal shall be made, and Realized Losses shall be allocated:

(i)

first, to the Class I-1B Interest, Class I-2B Interest and Class I-3B Interest each from the related Loan Group, so that their respective principal balances (computed to at least eight decimal places) are equal to (A) 0.10% of the Group Subordinate Amount for Loan Group 1, (B) 0.10% of the Group Subordinate Amount for Loan Group 2 and (C) 0.10% of the Group Subordinate Amount for Loan Group 3 (except that if any such amount is a larger number than in the preceding distribution period, the least amount of principal shall be distributed or losses shall be allocated to the Class I-1B Interest, Class I-2B Interest and Class I-3B Interest, as applicable, such that the REMIC I Subordinated Balance Ratio is maintained); and

(ii)

second, any remaining amounts of principal shall be distributed and losses shall be allocated from the related Loan Group, to the Class I-1Q Interest, Class I-2Q Interest and Class I-3Q Interest, respectively.

(b)

REMIC II Designations.

The pass-through rate with respect to each of the Class II-1A1, Class II-1A2, Class II-1B1, Class II-1B2, Class II-1B3, Class II-1B4, Class II-1B5 and Class II-1B6 Interests shall be a per annum rate equal to the Net WAC Rate for Loan Group 1.  The pass-through rate with respect to the Class II-2A1, Class II-2A2 and Class II-2A3 Interests shall be a per annum rate equal to the Net WAC Rate for Loan Group 2.  The pass-through rate with respect to the Class II-3A1, Class II-3A2, Class II-3A3, Class II-3A4, Class II-3A5 and Class II-3A6 Interests shall be a per annum rate equal to the Net WAC Rate for Loan Group 3.  For federal income tax purposes, the Pass-Through Rate for the Class II-2B1, Class II-2B2, Class II-2B3, Class II-2B4, Class II-2B5 and Class II-2B6 Certificates and each Corresponding REMIC II Regular Interest for any Distribution Date shall be expressed as a per annum rate equal to the weighted average of each interest in REMIC I having the letter “2B” or “3B” in its designation weighted on the basis of the respective principal balances of each such REMIC I Interest.

On each Distribution Date prior to distributions on the Certificates as provided in Section 3.01, interest shall be paid to each REMIC II Regular Interest at the time and in the amount that interest is paid to the Corresponding Class or Classes of Certificates.

As of any date, the principal balance of each REMIC II Regular Interest shall equal the Class Principal Balance of the respective Corresponding Class of Certificates.  The initial principal balance of each REMIC II Regular Interest shall equal the initial Class Principal Balance of the respective Corresponding Class or Classes of Certificates set forth in Section 2.03(d). Distributions of principal shall be deemed paid and Realized Losses shall be deemed allocated to the REMIC II Regular Interests in the same manner as they are allocated to the Corresponding Class or Classes of Certificates pursuant to Section 3.01 and Section 3.02.

(c)

REMIC III Designation.  The Trust shall issue each of the following Classes of Certificates, each of which shall have the following Certificate Rates and initial Class Principal Balances and which shall evidence owernship of a regular interest in REMIC III except to the extent provided below:

Class of Certificates	Initial Class Principal Balance or Notional Amount	Initial Certificate Rate
Class 1A1	$ 299,849,000	2.273%(1)
Class 1A2	$ 6,518,000	2.273%(1)
Class 1AX	$ 321,522,000 (2)	1.037% (3)
Class 2A1	$ 96,813,000	4.250% (4)
Class 2A2	$ 150,000,000	3.554% (5)
Class 2A3	$ 60,000,000	4.500% (6)
Class 2AX1	$ 96,813,000(7)	0.605% (8)
Class 2AX2	$ 150,000,000(9)	1.301% (10)
Class 2AX3	$ 60,000,000(11)	0.355% (12)
Class 3A1	$ 90,841,000	4.593% (13)
Class 3A2	$ 35,697,000	4.593% (13)
Class 3A3	$ 63,505,000	4.593% (13)
Class 3A4	$ 38,519,000	4.593% (13)
Class 3A5	$ 32,825,000	4.593% (13)
Class 3A6	$ 88,679,000	4.593% (13)
Class 1B1	$ 8,800,000	2.533% (14)
Class 1B2	$ 3,585,000	2.883% (15)
Class 1B3	$ 2,770,000	3.533% (16)
Class 1B4	$ 1,467,000	3.332% (17)
Class 1B5	$ 815,000	3.332% (17)
Class 1B6	$ 2,118,829	3.332% (17)
Class 2B1	$ 12,673,000	4.715% (18)
Class 2B2	$ 6,507,000	4.715% (18)
Class 2B3	$ 3,082,000	4.715% (18)
Class 2B4	$ 2,055,000	4.715% (18)
Class 2B5	$ 1,370,000	4.715% (18)
Class 2B6	$ 2,397,982	4.715% (18)
Class R	$ 100	4.855% (19)

(1)

For each Distribution Date, the Certificate Rate for the Class 1A1 and Class 1A2 Certificates will equal a per annum rate equal to the lesser of (a) one-month LIBOR plus 0.34% and (b) the Net WAC Rate for Loan Group 1.  The REMIC regular interests evidenced by each of the Class 1A1 and Class 1A2 Certificates shall bear interest at a maximum interest rate equal to the Net WAC Rate for Group 1.  Any Net WAC Shortfall payable to a Class 1A1 or Class 1A2 Certificate shall be treated as being payable pursuant to the contractual rights described in Section 11.01(j) of the Standard Terms.

(2)

Notional Amount.

(3)

For each Distribution Date, the Certificate Rate for the Class 1AX Certificates will equal a per annum rate equal to the excess, if any, of (a) the Net WAC Rate for Loan Group 1 over (b) the weighted average Certificate Rate for the Class 1A1, Class 1A2, Class 1B1, Class 1B2 and Class 1B3 Certificates.  For federal income tax purposes, the Class 1AX Certificates shall represent (i) ownership of a REMIC regular interest in REMIC III (the “Class 1AX Interest”), (ii) ownership of the Reserve Fund and the Class 1AX Certificate Account and (iii) an obligation to make payments pursuant to the contractual rights described in Section 11.01(j) of the Standard Terms.  The Class 1AX Interest shall be an interest-only regular interest in REMIC III, shall have a notional amount on each Distribution Date equal to the Notional Amount of the Class 1AX Certificates as of such Distribution Date and shall be entitled to receive interest at a rate equal to the Certificate Rate of the Class 1AX Certificates.

(4)

For each Distribution Date on or prior to the Distribution Date in August 2007, the Certificate Rate for the Class 2A1 Certificates will equal a per annum rate equal to the lesser of (a) 4.250% and (b) the Net WAC Rate for Loan Group 2.  For each Distribution Date after the Distribution Date in August 2007, the Certificate Rate for the Class 2A1 Certificates will equal a per annum rate equal to the Net WAC Rate for Loan Group 2.

(5)   For each Distribution Date on or prior to the Distribution Date in August 2007, the Certificate Rate for the Class 2A2 Certificates will equal a per annum rate equal to the lesser of (a) 3.554% and (b) the Net WAC Rate for Loan Group 2.  For each Distribution Date after the Distribution Date in August 2007, the Certificate Rate for the Class 2A2 Certificates will equal a per annum rate equal to the Net WAC Rate for Loan Group 2.

(6)

For each Distribution Date on or prior to the Distribution Date in August 2007, the Certificate Rate for the Class 2A3 Certificates will equal a per annum rate equal to the lesser of (a) 4.500% and (b) the Net WAC Rate for Loan Group 2.  For each Distribution Date after the Distribution Date in August 2007, the Certificate Rate for the Class 2A3 Certificates will equal a per annum rate equal to the Net WAC Rate for Loan Group 2.

(7)

Notional Amount.

(8)

For each Distribution Date on or prior to the Distribution Date in August 2007, the Certificate Rate for the Class 2AX1 Certificates will equal a per annum rate equal to the excess, if any, of (a) the Net WAC Rate for Loan Group 2 over (b) the Net WAC Rate for the Class 2A1 Certificates.  After the Distribution Date in August 2007, the Class 2AX1 Certificates will no longer be entitled to receive any distributions of any kind.

(9)

Notional Amount.

(10)

For each Distribution Date on or prior to the Distribution Date in August 2007, the Certificate Rate for the Class 2AX2 Certificates will equal a per annum rate equal to the excess, if any, of (a) the Net WAC Rate for Loan Group 2 over (b) the Net WAC Rate for the Class 2A2 Certificates.  After the Distribution Date in August 2007, the Class 2AX2 Certificates will no longer be entitled to receive any distributions of any kind.

(11)

Notional Amount.

(12)

For each Distribution Date on or prior to the Distribution Date in August 2007, the Certificate Rate for the Class 2AX3 Certificates will equal a per annum rate equal to the excess, if any, of (a) the Net WAC Rate for Loan Group 2 over (b) the Net WAC Rate for the Class 2A3 Certificates.  After the Distribution Date in August 2007, the Class 2AX3 Certificates will no longer be entitled to receive any distributions of any kind.

(13)

For each Distribution Date, the Certificate Rate for the Class 3A1, Class 3A2, Class 3A3, Class 3A4, Class 3A5 and Class 3A6 Certificates will equal the Net WAC Rate for Loan Group 3.

(14)

For each Distribution Date, the Certificate Rate for the Class 1B1 Certificates will equal a per annum rate equal to the lesser of (a) one-month LIBOR plus 0.60% and (b) the Net WAC Rate for Loan Group 1.

(15)

For each Distribution Date, the Certificate Rate for the Class 1B2 Certificates will equal a per annum rate equal to the lesser of (a) one-month LIBOR plus 0.95% and (b) the Net WAC Rate for Loan Group 1.

(16)

For each Distribution Date, the Certificate Rate for the Class 1B3 Certificates will equal a per annum rate equal to the lesser of (a) one-month LIBOR plus 1.60% and (b) the Net WAC Rate for Loan Group 1.

(17)

For each Distribution Date, the Certificate Rate for the Class 1B4, Class 1B5 and Class 1B6 Certificates will equal the Net WAC Rate for Loan Group 1.

(18)

For each Distribution Date, the Certificate Rate for the Class 2B1, Class 2B2, Class 2B3, Class 2B4, Class 2B5 and Class 2B6 Certificates will equal the Net WAC Rate for Loan Group 2 and Loan Group 3, weighted on the basis of the related Group Subordinate Amount.

(19) The Certificate Rate for the Class R Certificates will equal the Net WAC Rate for Loan Group 2.  The Class R Certificates represent the aggregate residual interests of each REMIC.

(d)

REMIC Final Scheduled Distribution.  The “latest possible maturity date” for each REMIC and each Class of Certificates and REMIC Regular Interests is the 36th Distribution Date following the latest stated maturity date of any Mortgage Loan included in the Trust as of the Closing Date.

ARTICLE III

REMITTING TO CERTIFICATEHOLDERS

Section 3.01

Distributions to Certificateholders

(a)

.  In accordance with Section 3.01(d) of the Standard Terms and subject to the exceptions set forth below, on each Distribution Date, the Securities Administrator shall withdraw the aggregate Available Distribution Amount (less any amounts withdrawn pursuant to Section 3.01(a)(iii) of the Standard Terms) for Loan Group 1, Loan Group 2 and Loan Group 3 and shall distribute it in the following manner and order of priority:

(i)

the Available Distribution Amount for Loan Group 1 shall be distributed in the following order of priority:

(1)

first, pro rata (based on their respective Accrued Certificate Interest), to the Class 1A1, Class 1A2 and Class 1AX Certificates, Accrued Certificate Interest thereon provided, however, that Accrued Certificate Interest otherwise distributable to the Class 1AX Certificates on any Distribution Date will instead be deposited into the Class 1AX Certificate Account to the extent of the Required Reserve Fund Deposit for that Distribution Date;

(2)

second, pro rata (based on their respective Class Principal Balances) to pay principal of the Class 1A1 and Class 1A2 Certificates, to the extent of the Senior Principal Distribution Amount for Loan Group 1, until the Class Principal Balance of each such Class has been reduced to zero; and

(3)

third, from the Class 1AX Certificate Account pro rata (based on their respective Net WAC Shortfalls), to the Class 1A1 and Class 1A2 Certificates, any Net WAC Shortfalls for such Distribution Date;

(ii)

the Available Distribution Amount for Loan Group 2 shall be distributed as follows:

(1)

first, pro rata (based on their respective Accrued Certificate Interest), to the Class 2A1, Class 2A2, Class 2A3, Class 2AX1, Class 2AX2, Class 2AX3 and Class R Certificates, Accrued Certificate Interest thereon;

(2)

second, to the Class R Certificates, as principal, the Senior Principal Distribution Amount for Loan Group 2, until the Class Principal Balance thereof has been reduced to zero; and

(3)

third, pro rata (based on their respective Class Principal Balances) to pay principal to the Class 2A1, Class 2A and Class 2A3 Certificates, to the extent of the Senior Principal Distribution Amount for Loan Group 2, until the Class Principal Balance of each such Class has been reduced to zero; and

(iii)

the Available Distribution Amount for Loan Group 3 shall be distributed as follows:

(1)

first, pro rata (based on their respective Accrued Certificate Interest) to the Class 3A1, Class 3A2, Class 3A3, Class 3A4, Class 3A5 and Class 3A6 Certificates, Accrued Certificate Interest thereon; and

(2)

second, sequentially to pay principal to the Class 3A1, Class 3A2, Class 3A3, Class 3A4, Class 3A5 and Class 3A6 Certificates to the extent of the remaining Senior Principal Distribution Amount for Loan Group 3, until the Class Principal Balance of each such Class is reduced to zero.

(b)

Subject to the exceptions described below, unless the Class Principal Balances of the Group 1 Subordinate Certificates has been previously reduced to zero, the portion of the Available Distribution Amount from Loan Group 1 remaining after making the distributions described above in paragraph (a) will be distributed in the following order of priority:

(i)

to the Class 1B1 Certificates, Accrued Certificate Interest on such Class;

(ii)

to the Class 1B1 Certificates, as principal, their pro rata share (based on the Class Principal Balance thereof) of the Subordinate Principal Distribution Amount for Loan Group 1 until the Class Principal Balance thereof has been reduced to zero;

(iii)

to the Class 1B2 Certificates, Accrued Certificate Interest on such Class;

(iv)

to the Class 1B2 Certificates, as principal, their pro rata share (based on the Class Principal Balance thereof) of the Subordinate Principal Distribution Amount for Loan Group 1 until the Class Principal Balance thereof has been reduced to zero;

(v)

to the Class 1B3 Certificates, Accrued Certificate Interest on such Class;

(vi)

to the Class 1B3 Certificates, as principal, their pro rata share (based on the Class Principal Balance thereof) of the Subordinate Principal Distribution Amount for Loan Group 1 until the Class Principal Balance thereof has been reduced to zero;

(vii)

to the Class 1B4 Certificates, Accrued Certificate Interest on such Class;

(viii)

to the Class 1B4 Certificates, as principal, their pro rata share (based on the Class Principal Balance thereof) of the Subordinate Principal Distribution Amount for Loan Group 1 until the Class Principal Balance thereof has been reduced to zero;

(ix)

to the Class 1B5 Certificates, Accrued Certificate Interest on such Class;

(x)

to the Class 1B5 Certificates, as principal, their pro rata share (based on the Class Principal Balance thereof) of the Subordinate Principal Distribution Amount for Loan Group 1 until the Class Principal Balance thereof has been reduced to zero;

(xi)

to the Class 1B6 Certificates, Accrued Certificate Interest on such Class;

(xii)

to the Class 1B6 Certificates, as principal, their pro rata share (based on the Class Principal Balance thereof) of the Subordinate Principal Distribution Amount for Loan Group 1 until the Class Principal Balance thereof has been reduced to zero; and

(xiii)

to each Class of Certificates in order of seniority (and among classes of Group 1 Senior Certificates, pro rata, based on the amount of unreimbursed Realized Losses allocated to such Classes), up to the amount of unreimbursed Realized Losses allocated to that Class, if any (unless the allocation of Realized Losses has reduced any Class of Certificates to zero on a previous Distribution Date, in which case no amounts will be reimbursed to that Class); provided, however, that any amounts distributed pursuant to this paragraph (b)(xiii) will not cause a further reduction in the Class Principal Balance of any Class of Certificates.

(c)

Subject to the exceptions described below, unless the Class Principal Balances of the Group 2 and Group 3 Subordinate Certificates has been previously reduced to zero, the portion of the Available Distribution Amount from Loan Group 2 and Loan Group 3 in the aggregate remaining after making the distributions described above in paragraph (a) will be distributed in the following order of priority:

(i)

to the Class 2B1 Certificates, Accrued Certificate Interest on such Class;

(ii)

to the Class 2B1 Certificates, as principal, their pro rata share (based on the Class Principal Balance thereof) of the aggregate Subordinate Principal Distribution Amount for Loan Group 2 and Loan Group 3 until the Class Principal Balance thereof has been reduced to zero;

(iii)

to the Class 2B2 Certificates, Accrued Certificate Interest on such Class;

(iv)

to the Class 2B2 Certificates, as principal, their pro rata share (based on the Class Principal Balance thereof) of the aggregate Subordinate Principal Distribution Amount for Loan Group 2 and Loan Group 3 until the Class Principal Balance thereof has been reduced to zero;

(v)

to the Class 2B3 Certificates, Accrued Certificate Interest on such Class;

(vi)

to the Class 2B3 Certificates, as principal, their pro rata share (based on the Class Principal Balance thereof) of the aggregate Subordinate Principal Distribution Amount for Loan Group 2 and Loan Group 3 until the Class Principal Balance thereof has been reduced to zero;

(vii)

to the Class 2B4 Certificates, Accrued Certificate Interest on such Class;

(viii)

to the Class 2B4 Certificates, as principal, their pro rata share (based on the Class Principal Balance thereof) of the aggregate Subordinate Principal Distribution Amount for Loan Group 2 and Loan Group 3 until the Class Principal Balance thereof has been reduced to zero;

(ix)

to the Class 2B5 Certificates, Accrued Certificate Interest on such Class;

(x)

to the Class 2B5 Certificates, as principal, their pro rata share (based on the Class Principal Balance thereof) of the aggregate Subordinate Principal Distribution Amount for Loan Group 2 and Loan Group 3 until the Class Principal Balance thereof has been reduced to zero;

(xi)

to the Class 2B6 Certificates, Accrued Certificate Interest on such Class;

(xii)

to the Class 2B6 Certificates, as principal, their pro rata share (based on the Class Principal Balance thereof) of the aggregate Subordinate Principal Distribution Amount for Loan Group 2 and Loan Group 3 until the Class Principal Balance thereof has been reduced to zero; and

(xiii)

to each Class of Certificates in order of seniority (and among classes of Senior Certificates related to Loan Group 2 and Loan Group 3, pro rata, based on the amount of unreimbursed Realized Losses allocated to such Classes), up to the amount of unreimbursed Realized Losses allocated to that Class, if any (unless the allocation of Realized Losses has reduced any Class of Certificates to zero on a previous Distribution Date, in which case no amounts will be reimbursed to that Class); provided, however, that any amounts distributed pursuant to this paragraph (c)(xiii) will not cause a further reduction in the Class Principal Balance of any Class of Certificates.

(d)

On any Distribution Date for which a Net WAC Shortfall exists with respect to the Class 1A1 or Class 1A2 Certificates, the Securities Administrator will withdraw from the Class 1AX Certificate Account, the amount for distribution to such Class equal to the lesser of (1) the amount of such Net WAC Shortfall and (2) the amounts available therefor on deposit in the Class 1AX Certificate Account as provided in subsection (a)(i)(3) above.

(e)

At such time as all other Classes of Certificates have been paid in full and all Realized Losses previously allocated have been reimbursed in full (unless the allocation of Realized Losses has reduced any Class of Certificates to zero on a previous Distribution Date, in which case no amounts will be reimbursed to that Class), all remaining amounts to the Residual Certificates with respect to the Class R-I Interest.

(f)

If, immediately after any Distribution Date, the amount on deposit in the Class 1AX Certificate Account of the Reserve Fund exceeds the initial deposit therein, the Securities Administrator will distribute such excess to the Class 1AX Certificateholders that deposited such amounts in the Class 1AX Certificate Account.

(g)

Notwithstanding subsections (b), (c), (d), (e) and (f) above, if the Subordination Level for any Class of Subordinate Certificates on any Distribution Date is less than the Subordination Level on the Closing Date for such Class of Certificates (such Class, the “Affected Subordinate Certificates”), the aggregate portion of the Principal Prepayment Amount otherwise payable on such Distribution Date to Classes of Subordinate Certificates will be allocated as follows:

(i)

pro rata (based on their respective Class Principal Balances) to each Class of related Subordinate Certificates whose Subordination Level equals or exceeds its initial Subordination Level and the class of Affected Subordinate Certificates having the lowest numerical designation, or

(ii)

if no class of Subordinate Certificates has a Subordination Level equal to or in excess of its initial Subordination Level, to the Class of Affected Subordinate Certificates having the lowest numerical designation up to an amount sufficient to restore its Subordination Level to its initial Subordination Level, and then to the Class of Affected Subordinate Certificates having the next lowest numerical designation, in the same manner.

(h)

All distributions or allocations made with respect to each Class of Certificates on each Distribution Date shall be allocated pro rata among the outstanding Certificates of such Class based on the outstanding principal balance or Notional Amount, as applicable of each such Certificate.  Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) with respect to the Regular Certificates, by wire transfer of immediately available funds to the account of a Holder at a bank or other entity having appropriate facilities therefor, if such Holder shall have so notified the Securities Administrator in writing by the Record Date immediately prior to such Distribution Date and such Holder is the registered owner of Regular Certificates with an initial principal amount of at least $1,000,000.  The Securities Administrator may charge the Holder a fee for any payment made by wire transfer.  Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

(i)

Any amounts remaining in the Certificate Account on any Distribution Date after all allocations and distributions required to be made by this Trust Agreement have been made shall be paid to the Holders of the Class R Certificates with respect to the related REMIC.

Section 3.02

Allocation of Realized Losses and Shortfalls

(a)

Realized Losses.

(i)

On each Distribution Date, Realized Losses realized during the prior calendar month will be allocated to reduce the Class Principal Balances of the related Subordinate Certificates in reverse numerical order, in each case until the Class Principal Balance of each Class of related Subordinate Certificates has been reduced to zero.  If the Class Principal Balances of the Group 1 Subordinate Certificates or the Group 2 and Group Subordinate Certificates have been reduced to zero, further Realized Losses on the Mortgage Loans shall be allocated to the Senior Certificates based on their outstanding Class Principal Balances in each case until the Class Principal Balance has been reduced to zero; provided, however, that Realized Losses otherwise allocable to the Class 1A1 Certificates shall be allocated to the Class 1A2 Certificates to reduce the Certificate Balance of such Class until such Certificate Balance has been reduced to zero, and thereafter such Realized Losses shall be allocated to the Class 1A1 Certificates to reduce the Certificate Balance of such Class until such Certificate Balance has been reduced to zero.

(ii)

On any Distribution Date, any losses due to the bankruptcy of the related mortgagor, fraud on any party to the related mortgage documents and special hazard losses such as natural disasters, which are not covered by special hazard insurance policies or flood insurance policies (“Special Losses”) that are realized during the prior calendar month and the aggregate Class Principal Balance of the (i) Loan Group 1 Subordinate Certificates or (ii) Loan Group 2 and Loan Group 3 Subordinate Certificates have been reduced to zero, and a Realized Loss that is a Special Loss is to be allocated to the certificates senior to either such Loan Group or Loan Groups, as the case may be, such loss will be allocated to such Senior Certificates of the related Loan Group or Loan Groups, as the case may be, and the most subordinate class of Subordinate Certificates of any Loan Group outstanding on a pro rata basis, based on the related Class Principal Balance thereof.

(iii)

Whenever Realized Losses are required to be allocated to a Class of Certificates, the Realized Loss shall be allocated to Certificates of such Class of the related Loan Group or Loan Groups, as the case may be, based on their respective outstanding principal amounts.

(b)

Interest Shortfall.  Notwithstanding anything in the Standard Terms or this Trust Agreement to the contrary, on each Distribution Date, before any distributions are made on the Certificates, Shortfall with respect to any Mortgage Loan shall be allocated to reduce the Accrued Certificate Interest on each Class of Senior Certificates related to the Loan Group of such Mortgage Loan and each Class of Subordinate Certificates pro rata, based on the amount of Interest otherwise owing to each such Class pursuant to clause (i) of the definition of Accrued Certificate Interest.

(c)

Modification Losses.  Notwithstanding anything in the Standard Terms or this Trust Agreement to the contrary, in the event that the Note Rate on a Mortgage Loan is reduced as a result of a modification, waiver or amendment of the terms of such Mortgage Loan, whether agreed to by any Servicer or resulting from a bankruptcy, insolvency or similar proceeding involving the related Borrower, such modification, waiver or amendment shall be disregarded for purposes of calculating the Certificate Rate on any Class of Certificates.

(d)

Subsequent Recoveries.  With respect to any Subsequent Recoveries received with respect to a Mortgage Loan, such Subsequent Recoveries will be treated as a principal prepayment.  In addition, the Class Principal Balance of each Class of Certificates to which Realized Losses have been allocated will be increased, sequentially in the order of payment priority, by the amount of Subsequent Recoveries, but not by more than the amount of Realized Losses previously allocated to reduce the Class Principal Balance of such Class.

Section 3.03

[Reserved]

Section 3.04

Reserve Fund.

(a)

On the Closing Date, the Securities Administrator on behalf of the Trustee shall establish and maintain in the Trustee’s name, in trust for the benefit of the holders of the Class 1A1, Class 1A2 and Class 1AX Certificates, a Reserve Fund, into which the Initial Reserve Fund Deposit Amount, on such date, shall be deposited.  The Reserve Fund shall be an Eligible Account, and funds on deposit therein shall be held separate and apart from, and shall not be commingled with, any other moneys, including, without limitation, other moneys of the Securities Administrator held pursuant to this Agreement.  The Reserve Fund shall not be an asset of any REMIC established hereby.

(b)

The Reserve Fund will be comprised of one account:  the “Class 1AX Certificate Account.”  On each Distribution Date, the interest otherwise distributable to the Class 1AX Certificates for such Distribution Date will be deposited instead in the Class 1AX Certificate Account, to the extent of the Required Reserve Fund Deposit for such Class.

(c)

On any Distribution Date for which a Net WAC Shortfall exists with respect to the Class 1A2 and Class 1AX Certificates, the Trustee shall withdraw, to the extent of available funds therein, from the Class 1AX Certificate Account, the amount of such Net WAC Shortfall for distribution on such Distribution Date pursuant to Section 3.01(d).

(d)

Funds in the Class 1AX Certificate Account shall be invested in Permitted Investments.  Any earnings on amounts in the Class 1AX Certificate Account shall be for the benefit of the Class 1AX Certificateholders.  The Class 1AX Certificates shall evidence ownership of the Class 1AX Certificate Account for federal income tax purposes and the Holders thereof shall direct the Securities Administrator, in writing, as to investment of amounts on deposit therein.  The Class 1AX Certificateholders shall be liable for any losses incurred on such investments.  In the absence of written instructions from the Class 1AX Certificateholders as to investment of funds on deposit in the Class 1AX Certificate Account, such funds shall be invested in money market funds as described in paragraph (v) of the definition of “Permitted Investments.”  For all federal income tax purposes, amounts transferred by REMIC III to the Class 1AX Certificate Account shall be treated as amounts distributed by REMIC III to the Class 1AX Certificateholders as a distribution on the Class 1AX Interest.

(e)

If, immediately after any Distribution Date, the amount on deposit in the Class 1AX Certificate Account of the Reserve Fund exceeds the initial deposit therein, the Securities Administrator will distribute such excess to the Class 1AX Certificateholders that deposited such amounts in the Class 1AX Certificate Account pursuant to Section 3.01(f).

(f)

Upon termination of the Trust Estate any amounts remaining in the Class 1AX Certificate Account shall be distributed to the applicable Class 1AX Certificateholders.

ARTICLE IV

THE SECURITIES

Section 4.01

The Certificates

.  The Certificates will be designated generally as the Mortgage Pass-Through Certificates, Series 2004-12.  The aggregate principal amount of Certificates that may be executed and delivered under this Trust Agreement is limited to $1,010,886,911, except for Certificates executed and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Certificates pursuant to Section 5.04 or 5.06 of the Standard Terms.  On the Closing Date, the Trustee shall execute, and the Certificate Registrar shall authenticate and deliver Mortgage Pass-Through Certificates in the names and amounts and to the Persons as directed by the Depositor.  The table in Section 2.03(d) sets forth the Classes of Certificates and the initial Class Principal Balance or Notional Amount, as applicable for each Class of the Certificates.

Section 4.02

Denominations

.  Each of the Senior Certificates and the Senior Subordinate Certificates shall be issued in fully-registered, book-entry form and shall be Book-Entry Certificates.  The Senior Certificates (other than the Interest Only Certificates) shall be issued in minimum denominations of $25,000 initial certificate principal balance each and multiples of $1 in excess thereof.  The Subordinate Certificates will be issued in minimum denominations of $250,000 initial certificate principal balance each and multiples of $1 in excess thereof.  The Interest Only Certificates will be issued in minimum denominations of $1,000,000 initial certificate principal balance each and multiples of $1 in excess thereof.  In addition, one certificate of each Class (other than the Class R Certificates) may be issued evidencing the sum of an authorized denomination thereof and the remainder of the aggregate initial Class Principal Balance of such Class.  The Class R Certificates will be issued in percentage interests of 99.99% and 0.01%.  Each of the Class R Certificates and the Junior Subordinate Certificates shall be issued in fully-registered, certificated form.

Section 4.03

Redemption of Certificates

.  Notwithstanding anything to the contrary in Section 9.02 of the Standard Terms, the obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Account, the Certificate Account and the REMIC I Distribution Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of: (i) the final payment or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all of the assets of the Trust by Countrywide Servicing upon the date on which the aggregate Scheduled Principal Balance of the Mortgage Loans is equal to or less than 10% of the aggregate Scheduled Principal Balance of such Mortgage Loans as of the Cut-Off Date (and if not exercised by Countrywide Servicing within a period of five Business Days from the first date on which such condition is satisfied, then the Depositor may cause Countrywide Servicing to (i) exercise such right and (ii) sell the Mortgage Loan to the Depositor).  Written notice of termination shall be given to each Certificateholder, and the final distribution shall be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Trustee which will be specified in the notice of termination.  Any repurchase of the assets of the Trust pursuant to this Section 4.03 shall be made at a price equal to the Termination Price.

Section 4.04

Securities Laws Restrictions

.  Each of the Class 1B4, Class 1B5, Class 1B6, Class 2B4, Class 2B5 and Class 2B6 Certificates is a Class of Junior Subordinate Certificates subject to the restrictions on transfer contained in Section 5.05(a) of the Standard Terms.  The Class R Certificates are Residual Certificates subject to Section 5.05(c) of the Standard Terms.

ARTICLE V

MISCELLANEOUS PROVISIONS

Section 5.01

Request for Opinions

.  (a) The Depositor hereby requests and authorizes McKee Nelson LLP, as its special counsel in this transaction, to issue on behalf of the Depositor such legal opinions to the Trustee and each Rating Agency as may be (i) required by any and all documents, certificates or agreements executed in connection with the Trust, or (ii) requested by the Trustee, and Rating Agency or their respective counsels.

(a)

The Trustee hereby requests and authorizes its counsel to issue on its behalf such legal opinions to the Depositor, GSMC and Goldman, Sachs & Co. as may be required by any and all documents, certificates or agreements executed in connection with the establishment of the Trust and the issuance of the Certificates.

Section 5.02

Schedules and Exhibits

.  Each of the Schedules and Exhibits attached hereto or referenced herein are incorporated herein by reference as contemplated hereby and by the Standard Terms.  Each Class of Certificates shall be in substantially the form attached hereto, as set forth in the Exhibit index.

Section 5.03

Governing Law

.  THIS TRUST AGREEMENT SHALL BE GOVERNED BY, AND ITS PROVISIONS CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Section 5.04

Counterparts

.  This Trust Agreement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original but all of such counterparts shall together constitute but one and the same instrument.

Section 5.05

Notices

.  All demands and notices hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by first class mail, postage prepaid, or by express delivery service, to (a) in the case of the Depositor, 85 Broad Street, New York, New York 10004, Attention: President (telecopy number (212) 902-3000 and email addresses: howard.altarescu@gs.com and anton.kuzmanov@gs.com) or such other address, telecopy number or email address as may hereafter be furnished to each party to the Trust Agreement in writing by the Depositor, (b) in the case of the Securities Administrator, Wells Fargo Bank, N.A., P.O. Box 98, Columbia, Maryland 21046 (or for overnight deliveries, 9062 Old Annapolis Road, Columbia, Maryland 21045), Attention: GSR 2004-12 and (c) in the case of the Trustee, U.S. Bank National Association, Corporate Trust Services, One Federal Street, Third Floor, Boston, Massachusetts 02110, Attention: GSR 2004-12, or at such other address as the Depositor, Securities Administrator or Trustee, as the case may be, may designate from time to time.  The addresses of the rating agencies required to be stated herein pursuant to Section 11.08(c) of the Standard Terms is Fitch Ratings, One State Street Plaza, New York, New York, 10041 and Moody’s Investor Services, 99 Church Street, New York, New York 10007.

[Signature page follows]

 IN WITNESS WHEREOF, the Depositor, the Trustee and Custodian have caused this Trust Agreement to be duly executed by their respective officers thereunto duly authorized and their respective signatures duly attested all as of the day and year first above written.

GS MORTGAGE SECURITIES CORP.
  as Depositor

By:
Name:
Title:

WELLS FARGO BANK, N.A.
 as Securities Administrator

By:
Name:
Title:

U.S. BANK NATIONAL ASSOCIATION
  as Trustee

By:
Name:
Title:

STATE OF NEW YORK

)

)

ss.:
COUNTY OF NEW YORK

)

The foregoing instrument was acknowledged before me in the County of New York, this ___ day of October 2004, by _____________, a ____________ for GS Mortgage Securities Corp., a Delaware corporation, on behalf of the corporation.

Notary Public

My Commission expires:

STATE OF

)

)

ss.:
COUNTY OF

)

The foregoing instrument was acknowledged before me in the County of New York, this ___ day of October 2004, by _______________, a ___________ of Wells Fargo Bank, N.A., on behalf of the company.

Notary Public

My Commission expires:

STATE OF

)

)

ss.:
COUNTY OF

)

The foregoing instrument was acknowledged before me in the County of New York, this ___ day of October 2004, by _______________, a ___________ of U.S. Bank National Association, on behalf of the company.

Notary Public

My Commission expires:

SCHEDULE I

MORTGAGE LOANS

EXHIBIT 1A1

FORM OF CLASS 1A1 CERTIFICATE

GS MORTGAGE SECURITIES CORP., DEPOSITOR
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-12
CLASS 1A1 CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CLASS 1A1 CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.

THE PRINCIPAL OF THIS CLASS 1A1 CERTIFICATE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE.  ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW.  ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE TRUSTEE.

GS MORTGAGE SECURITIES CORP., DEPOSITOR
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-12
CLASS 1A1 CERTIFICATE

INITIAL CERTIFICATE RATE PER ANNUM: 2.273%[1]	APPROXIMATE AGGREGATE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THE CLASS 1A1 CERTIFICATES AS OF THE CLOSING DATE: $ 299,849,000
PERCENTAGE INTEREST: 100%
MINIMUM DENOMINATION:	$25,000 AND $1 IN EXCESS OF $25,000
DATE OF THE TRUST AGREEMENT: OCTOBER 1, 2004	APPROXIMATE AGGREGATE SCHEDULED PRINCIPAL BALANCE AS OF THE CUT-OFF DATE OF THE MORTGAGE LOANS HELD BY THE TRUST: $1,010,886,912
CLOSING DATE: OCTOBER 29, 2004
FIRST DISTRIBUTION DATE: NOVEMBER 26, 2004
FINAL SCHEDULED DISTRIBUTION DATE: DECEMBER 2034	TRUSTEE: U.S. BANK NATIONAL ASSOCIATION SECURITIES ADMINISTRATOR: WELLS FARGO BANK, N.A.
NO. 1	CUSIP NUMBER: 36242D KR 3 ISIN NUMBER: US36242DKR34

GS MORTGAGE SECURITIES CORP., DEPOSITOR
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-12
CLASS 1A1 CERTIFICATE

evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of a pool of certain hybrid adjustable-rate single family, fully amortizing, first lien Mortgage Loans formed and sold by

GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF, OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICER, THE TRUSTEE, OR ANY OF THEIR AFFILIATES.  NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

THIS CERTIFIES THAT:

CEDE & CO.

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class 1A1 Certificates (the “Class 1A1 Certificates”) issued by the trust (the “Trust”) created pursuant to a Trust Agreement, dated as specified above (the “Trust Agreement”), among GS Mortgage Securities Corp., as depositor (hereinafter the “Depositor,” which term includes any successor entity under the Trust Agreement), U.S. Bank National Association and Wells Fargo Bank, N.A., a summary of certain of the pertinent provisions of which is set forth hereafter.  The Trust consists primarily of a pool of Mortgage Loans.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in the Sale and Servicing Agreements, to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof assents and by which such Certificateholder is bound.

Distributions on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in November 2004 (each, a “Distribution Date”), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the Interest Accrual Period related to such Distribution Date (the “Record Date”).  Distributions on this Certificate will generally be made from collections on Mortgage Loans.  All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

Distributions on this Certificate will be paid in accordance with the terms of the Trust Agreement and the Sale and Servicing Agreements.  Distributions allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate’s Percentage Interest of the related Available Distribution Amount to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2004-12 (herein called the “Certificates”), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Certificate Principal Balance of all the Class 1A1 Certificates.  The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement.  The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement.  To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the Senior Certificates and each of the Subordinate Certificates will be subordinated to each of the other Subordinate Certificates with a lower numerical class designation, if any.  All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement.  As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement.  Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) with respect to the Certificates other than the Residual Certificates, by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trustee in writing by the Record Date immediately prior to such Distribution Date and such Certificateholder is the registered owner of an initial Certificate Principal Balance of at least $1,000,000.  The Trustee may charge the Certificateholder a fee for any payment made by wire transfer.  Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor and the Trustee and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor and the Trustee with the consent of the Certificateholders entitled to at least 51% of the Voting Rights.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.  The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement.  As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Trustee or such other offices or agencies appointed by the Trustee for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Trustee and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Principal Balance will be issued to the designated transferee or transferees.

As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination.  No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

The Depositor, the Trustee and the Certificate Registrar and any agent of the Depositor, the Trustee, or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of:  (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by Countrywide Home Loans Servicing LP or at the direction of the Depositor, in accordance with the Trust Agreement when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-Off Date.  Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Trustee which will be specified in the notice of termination.

Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at the Termination Price.

Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

The Trustee has executed this Certificate on behalf of the Trust as Trustee under the Trust Agreement, and the Trustee shall be liable hereunder only in respect of the assets of the Trust.

Capitalized terms used herein and not defined herein shall have the meaning assigned to them in the Trust Agreement.

In the event that the terms of this Certificate conflict with the terms of the Trust Agreement, the terms of the Trust Agreement shall control.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:	U.S. BANK NATIONAL ASSOCIATION, as Trustee
By: AUTHORIZED OFFICER

CERTIFICATE OF AUTHENTICATION

THIS IS ONE OF THE CLASS 1A1 CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.

WELLS FARGO BANK, N.A., as Certificate Registrar
By: AUTHORIZED OFFICER

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM—as tenants in common TEN ENT—as tenants by the entireties	UNIF GIFT MIN ACT— ____Custodian__________ (Cust) (Minor)
JT TEN—as joint tenants with rights of survivorship and not as Tenants in Common	Under Uniform Gifts to Minors Act______________ (State)

Additional abbreviations may also be used
though not in the above list.

FORM OF TRANSFER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF
ASSIGNEE

(Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and, appoint __________________

(Attorney) to transfer the said Certificate in the Certificate Register of the within-named Trust,

with full power of substitution in the premises.

Dated: ______________________

__________________________________

NOTICE: The signature to this assignment must correspond with  the name as written upon the face of this certificate in every particular without alteration or enlargement or any change whatever.

__________________________________

SIGNATURE GUARANTEED: The signature must be guaranteed by a commercial bank or trust company or by a member firm of the New York Stock Exchange or another national certificates exchange.  Notarized or witnessed signatures are not acceptable.

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to ___________________________, for the account of _____________________, account number _________________, or if mailed by check to ______________________________.  Applicable reports and statements should be mailed to __________________________.  This information is provided by ____________________________, the assignee named above, or _______________, as agent.

EXHIBIT 1A2

FORM OF CLASS 1A2 CERTIFICATE

GS MORTGAGE SECURITIES CORP., DEPOSITOR
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-12
CLASS 1A2 CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CLASS 1A2 CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.

THE PRINCIPAL OF THIS CLASS 1A2 CERTIFICATE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE.  ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW.  ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE TRUSTEE.

GS MORTGAGE SECURITIES CORP., DEPOSITOR
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-12
CLASS 1A2 CERTIFICATE

INITIAL CERTIFICATE RATE PER ANNUM: 2.273%[2]	APPROXIMATE AGGREGATE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THE CLASS 1A2 CERTIFICATES AS OF THE CLOSING DATE: $ 6,518,000
PERCENTAGE INTEREST: 100%
MINIMUM DENOMINATION:	$25,000 AND $1 IN EXCESS OF $25,000
DATE OF THE TRUST AGREEMENT: OCTOBER 1, 2004	APPROXIMATE AGGREGATE SCHEDULED PRINCIPAL BALANCE AS OF THE CUT-OFF DATE OF THE MORTGAGE LOANS HELD BY THE TRUST: $1,010,886,912
CLOSING DATE: OCTOBER 29, 2004
FIRST DISTRIBUTION DATE: NOVEMBER 26, 2004
FINAL SCHEDULED DISTRIBUTION DATE: DECEMBER 2034	TRUSTEE: U.S. BANK NATIONAL ASSOCIATION SECURITIES ADMINISTRATOR: WELLS FARGO BANK, N.A.
NO. 1	CUSIP NUMBER: 36242D KS 1 ISIN NUMBER: US36242DKS17

GS MORTGAGE SECURITIES CORP., DEPOSITOR
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-12
CLASS 1A2 CERTIFICATE

evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of a pool of certain hybrid adjustable-rate single family, fully amortizing, first lien Mortgage Loans formed and sold by

GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF, OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICER, THE TRUSTEE, OR ANY OF THEIR AFFILIATES.  NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

THIS CERTIFIES THAT:

CEDE & CO.

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class 1A2 Certificates (the “Class 1A2 Certificates”) issued by the trust (the “Trust”) created pursuant to a Trust Agreement, dated as specified above (the “Trust Agreement”), among GS Mortgage Securities Corp., as depositor (hereinafter the “Depositor,” which term includes any successor entity under the Trust Agreement), U.S. Bank National Association and Wells Fargo Bank, N.A., a summary of certain of the pertinent provisions of which is set forth hereafter.  The Trust consists primarily of a pool of Mortgage Loans.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in the Sale and Servicing Agreements, to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof assents and by which such Certificateholder is bound.

Distributions on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in November 2004 (each, a “Distribution Date”), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the Interest Accrual Period related to such Distribution Date (the “Record Date”).  Distributions on this Certificate will generally be made from collections on Mortgage Loans.  All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

Distributions on this Certificate will be paid in accordance with the terms of the Trust Agreement and the Sale and Servicing Agreements.  Distributions allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate’s Percentage Interest of the related Available Distribution Amount to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2004-12 (herein called the “Certificates”), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Certificate Principal Balance of all the Class 1A2 Certificates.  The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement.  The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement.  To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the Senior Certificates and each of the Subordinate Certificates will be subordinated to each of the other Subordinate Certificates with a lower numerical class designation, if any.  All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement.  As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement.  Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) with respect to the Certificates other than the Residual Certificates, by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trustee in writing by the Record Date immediately prior to such Distribution Date and such Certificateholder is the registered owner of an initial Certificate Principal Balance of at least $1,000,000.  The Trustee may charge the Certificateholder a fee for any payment made by wire transfer.  Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor and the Trustee and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor and the Trustee with the consent of the Certificateholders entitled to at least 51% of the Voting Rights.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.  The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement.  As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Trustee or such other offices or agencies appointed by the Trustee for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Trustee and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Principal Balance will be issued to the designated transferee or transferees.

As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination.  No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

The Depositor, the Trustee and the Certificate Registrar and any agent of the Depositor, the Trustee, or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of:  (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by Countrywide Home Loans Servicing LP or at the direction of the Depositor, in accordance with the Trust Agreement when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-Off Date.  Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Trustee which will be specified in the notice of termination.

Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at the Termination Price.

Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

The Trustee has executed this Certificate on behalf of the Trust as Trustee under the Trust Agreement, and the Trustee shall be liable hereunder only in respect of the assets of the Trust.

Capitalized terms used herein and not defined herein shall have the meaning assigned to them in the Trust Agreement.

In the event that the terms of this Certificate conflict with the terms of the Trust Agreement, the terms of the Trust Agreement shall control.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:	U.S. BANK NATIONAL ASSOCIATION, as Trustee
By: AUTHORIZED OFFICER

CERTIFICATE OF AUTHENTICATION

THIS IS ONE OF THE CLASS 1A2 CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.

WELLS FARGO BANK, N.A., as Certificate Registrar
By: AUTHORIZED OFFICER

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM—as tenants in common TEN ENT—as tenants by the entireties	UNIF GIFT MIN ACT— ____Custodian__________ (Cust) (Minor)
JT TEN—as joint tenants with rights of survivorship and not as Tenants in Common	Under Uniform Gifts to Minors Act______________ (State)

Additional abbreviations may also be used
though not in the above list.

FORM OF TRANSFER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF
ASSIGNEE

(Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and, appoint __________________

(Attorney) to transfer the said Certificate in the Certificate Register of the within-named Trust,

with full power of substitution in the premises.

Dated: ______________________

__________________________________

NOTICE: The signature to this assignment must correspond with  the name as written upon the face of this certificate in every particular without alteration or enlargement or any change whatever.

__________________________________

SIGNATURE GUARANTEED: The signature must be guaranteed by a commercial bank or trust company or by a member firm of the New York Stock Exchange or another national certificates exchange.  Notarized or witnessed signatures are not acceptable.

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to ___________________________, for the account of _____________________, account number _________________, or if mailed by check to ______________________________.  Applicable reports and statements should be mailed to __________________________.  This information is provided by ____________________________, the assignee named above, or _______________, as agent.

EXHIBIT 1AX

FORM OF CLASS 1AX CERTIFICATE

GS MORTGAGE SECURITIES CORP., DEPOSITOR
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-12
CLASS 1AX CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CLASS 1AX CERTIFICATE IS SUBORDINATED TO THE EXTENT DESCRIBED HEREIN AND IN THE TRUST AGREEMENT REFERENCED HEREIN.

THIS CLASS 1AX CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.

THIS CERTIFICATE HAS NO CERTIFICATE PRINCIPAL BALANCE AND IS NOT ENTITLED TO DISTRIBUTIONS IN RESPECT OF PRINCIPAL.

GS MORTGAGE SECURITIES CORP., DEPOSITOR
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-12
CLASS 1AX CERTIFICATE

INITIAL CERTIFICATE RATE PER ANNUM: 1.037%[3]	APPROXIMATE AGGREGATE INITIAL NOTIONAL AMOUNT OF THE CLASS 1AX CERTIFICATES AS OF THE CLOSING DATE: $ 321,522,000
PERCENTAGE INTEREST: 100%
MINIMUM DENOMINATION:	$1,000,000 AND $1 IN EXCESS OF $1,000,000
DATE OF THE TRUST AGREEMENT: OCTOBER 1, 2004	APPROXIMATE AGGREGATE SCHEDULED PRINCIPAL BALANCE AS OF THE CUT-OFF DATE OF THE MORTGAGE LOANS HELD BY THE TRUST: $1,010,886,912
CLOSING DATE: OCTOBER 29, 2004
FIRST DISTRIBUTION DATE: NOVEMBER 26, 2004
FINAL SCHEDULED DISTRIBUTION DATE: DECEMBER 2034	TRUSTEE: U.S. BANK NATIONAL ASSOCIATION SECURITIES ADMINISTRATOR: WELLS FARGO BANK, N.A.
NO. 1	CUSIP NUMBER: 36242D KT 9 ISIN NUMBER: US36242DKT99

GS MORTGAGE SECURITIES CORP., DEPOSITOR
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-12
CLASS 1AX CERTIFICATE

evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of a pool of certain hybrid adjustable-rate single family, fully amortizing, first lien Mortgage Loans formed and sold by

GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF, OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICER, THE TRUSTEE, OR ANY OF THEIR AFFILIATES.  NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

THIS CERTIFIES THAT:

CEDE & CO.

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class 1AX Certificates (the “Class 1AX Certificates”) issued by the trust (the “Trust”) created pursuant to a Trust Agreement, dated as specified above (the “Trust Agreement”), among GS Mortgage Securities Corp., as depositor (hereinafter the “Depositor,” which term includes any successor entity under the Trust Agreement), U.S. Bank National Association and Wells Fargo Bank, N.A., a summary of certain of the pertinent provisions of which is set forth hereafter.  The Trust consists primarily of a pool of Mortgage Loans.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in the Sale and Servicing Agreements, to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof assents and by which such Certificateholder is bound.

Distributions on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in November 2004 (each, a “Distribution Date”), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the Interest Accrual Period related to such Distribution Date (the “Record Date”).  Distributions on this Certificate will generally be made from collections on Mortgage Loans.  All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

Distributions on this Certificate will be paid in accordance with the terms of the Trust Agreement and the Sale and Servicing Agreements.  Distributions allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate’s Percentage Interest of the related Available Distribution Amount to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2004-12 (herein called the “Certificates”), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Certificate Principal Balance of all the Class 1AX Certificates.  The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement.  The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement.  To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the Senior Certificates and each of the Subordinate Certificates will be subordinated to each of the other Subordinate Certificates with a lower numerical class designation, if any.  All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement.  As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement.  Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) with respect to the Certificates other than the Residual Certificates, by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trustee in writing by the Record Date immediately prior to such Distribution Date and such Certificateholder is the registered owner of an initial Certificate Principal Balance of at least $1,000,000.  The Trustee may charge the Certificateholder a fee for any payment made by wire transfer.  Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor and the Trustee and the Custodian and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor and the Trustee with the consent of the Certificateholders entitled to at least 51% of the Voting Rights.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.  The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement.  As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Trustee or such other offices or agencies appointed by the Trustee for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Trustee and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Principal Balance will be issued to the designated transferee or transferees.

As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination.  No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

The Depositor, the Trustee, and the Certificate Registrar and any agent of the Depositor, the Trustee, the Custodian or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of:  (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by Countrywide Home Loans Servicing LP or at the direction of the Depositor, in accordance with the Trust Agreement when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-Off Date.  Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Trustee which will be specified in the notice of termination.

Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at the Termination Price.

Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

The Trustee has executed this Certificate on behalf of the Trust as Trustee under the Trust Agreement, and the Trustee shall be liable hereunder only in respect of the assets of the Trust.

Capitalized terms used herein and not defined herein shall have the meaning assigned to them in the Trust Agreement.

In the event that the terms of this Certificate conflict with the terms of the Trust Agreement, the terms of the Trust Agreement shall control.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:	U.S. BANK NATIONAL ASSOCIATION, as Trustee
By: AUTHORIZED OFFICER

CERTIFICATE OF AUTHENTICATION

THIS IS ONE OF THE CLASS 1AX CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.

WELLS FARGO BANK, N.A., as Certificate Registrar
By: AUTHORIZED OFFICER

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM—as tenants in common TEN ENT—as tenants by the entireties	UNIF GIFT MIN ACT— ____Custodian__________ (Cust) (Minor)
JT TEN—as joint tenants with rights of survivorship and not as Tenants in Common	Under Uniform Gifts to Minors Act______________ (State)

Additional abbreviations may also be used
though not in the above list.

FORM OF TRANSFER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF
ASSIGNEE

(Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and, appoint __________________

(Attorney) to transfer the said Certificate in the Certificate Register of the within-named Trust,

with full power of substitution in the premises.

Dated: ______________________

__________________________________

NOTICE: The signature to this assignment must correspond with  the name as written upon the face of this certificate in every particular without alteration or enlargement or any change whatever.

__________________________________

SIGNATURE GUARANTEED: The signature must be guaranteed by a commercial bank or trust company or by a member firm of the New York Stock Exchange or another national certificates exchange.  Notarized or witnessed signatures are not acceptable.

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to ___________________________, for the account of _____________________, account number _________________, or if mailed by check to ______________________________.  Applicable reports and statements should be mailed to __________________________.  This information is provided by ____________________________, the assignee named above, or _______________, as agent.

EXHIBIT 2A1

FORM OF CLASS 2A1 CERTIFICATE

GS MORTGAGE SECURITIES CORP., DEPOSITOR
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-12
CLASS 2A1 CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CLASS 2A1 CERTIFICATE IS SUBORDINATED TO THE EXTENT DESCRIBED HEREIN AND IN THE TRUST AGREEMENT REFERENCED HEREIN.

THIS CLASS 2A1 CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.

THE PRINCIPAL OF THIS CLASS 2A1 CERTIFICATE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE.  ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW.  ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE TRUSTEE.

GS MORTGAGE SECURITIES CORP., DEPOSITOR
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-12
CLASS 2A1 CERTIFICATE

INITIAL CERTIFICATE RATE PER ANNUM: 4.250%[4]	APPROXIMATE AGGREGATE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THE CLASS 2A1 CERTIFICATES AS OF THE CLOSING DATE: $ 96,813,000
PERCENTAGE INTEREST: 100%
MINIMUM DENOMINATION:	$25,000 AND $1 IN EXCESS OF $25,000
DATE OF THE TRUST AGREEMENT: OCTOBER 1, 2004	APPROXIMATE AGGREGATE SCHEDULED PRINCIPAL BALANCE AS OF THE CUT-OFF DATE OF THE MORTGAGE LOANS HELD BY THE TRUST: $1,010,886,912
CLOSING DATE: OCTOBER 29, 2004
FIRST DISTRIBUTION DATE: NOVEMBER 26, 2004
FINAL SCHEDULED DISTRIBUTION DATE: DECEMBER 2034	TRUSTEE: U.S. BANK NATIONAL ASSOCIATION SECURITIES ADMINISTRATOR: WELLS FARGO BANK, N.A.
NO. 1	CUSIP NUMBER: 36242D KU 6 ISIN NUMBER: US36242DKU62

GS MORTGAGE SECURITIES CORP., DEPOSITOR
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-12
CLASS 2A1 CERTIFICATE

evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of a pool of certain hybrid adjustable-rate single family, fully amortizing, first lien Mortgage Loans formed and sold by

GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF, OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICER, THE TRUSTEE, OR ANY OF THEIR AFFILIATES.  NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

THIS CERTIFIES THAT:

CEDE & CO.

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class 2A1 Certificates (the “Class 2A1 Certificates”) issued by the trust (the “Trust”) created pursuant to a Trust Agreement, dated as specified above (the “Trust Agreement”), among GS Mortgage Securities Corp., as depositor (hereinafter the “Depositor,” which term includes any successor entity under the Trust Agreement), U.S. Bank National Association and Wells Fargo Bank, N.A., a summary of certain of the pertinent provisions of which is set forth hereafter.  The Trust consists primarily of a pool of Mortgage Loans.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in the Sale and Servicing Agreements, to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof assents and by which such Certificateholder is bound.

Distributions on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in November 2004 (each, a “Distribution Date”), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the Interest Accrual Period related to such Distribution Date (the “Record Date”).  Distributions on this Certificate will generally be made from collections on Mortgage Loans.  All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

Distributions on this Certificate will be paid in accordance with the terms of the Trust Agreement and the Sale and Servicing Agreements.  Distributions allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate’s Percentage Interest of the related Available Distribution Amount to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2004-12 (herein called the “Certificates”), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Certificate Principal Balance of all the Class 2A1 Certificates.  The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement.  The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement.  To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the Senior Certificates and each of the Subordinate Certificates will be subordinated to each of the other Subordinate Certificates with a lower numerical class designation, if any.  All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement.  As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement.  Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) with respect to the Certificates other than the Residual Certificates, by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trustee in writing by the Record Date immediately prior to such Distribution Date and such Certificateholder is the registered owner of an initial Certificate Principal Balance of at least $1,000,000.  The Trustee may charge the Certificateholder a fee for any payment made by wire transfer.  Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor and the Trustee and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor and the Trustee with the consent of the Certificateholders entitled to at least 51% of the Voting Rights.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.  The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement.  As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Trustee or such other offices or agencies appointed by the Trustee for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Trustee and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Principal Balance will be issued to the designated transferee or transferees.

As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination.  No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

The Depositor, the Trustee and the Certificate Registrar and any agent of the Depositor, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of:  (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by Countrywide Home Loans Servicing LP or at the direction of the Depositor, in accordance with the Trust Agreement when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-Off Date.  Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Trustee which will be specified in the notice of termination.

Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at the Termination Price.

Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

The Trustee has executed this Certificate on behalf of the Trust as Trustee under the Trust Agreement, and the Trustee shall be liable hereunder only in respect of the assets of the Trust.

Capitalized terms used herein and not defined herein shall have the meaning assigned to them in the Trust Agreement.

In the event that the terms of this Certificate conflict with the terms of the Trust Agreement, the terms of the Trust Agreement shall control.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:	U.S. BANK NATIONAL ASSOCIATION, as Trustee
By: AUTHORIZED OFFICER

CERTIFICATE OF AUTHENTICATION

THIS IS ONE OF THE CLASS 2A1 CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.

WELLS FARGO BANK, N.A., as Certificate Registrar
By: AUTHORIZED OFFICER

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM—as tenants in common TEN ENT—as tenants by the entireties	UNIF GIFT MIN ACT— ____Custodian__________ (Cust) (Minor)
JT TEN—as joint tenants with rights of survivorship and not as Tenants in Common	Under Uniform Gifts to Minors Act______________ (State)

Additional abbreviations may also be used
though not in the above list.

FORM OF TRANSFER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF
ASSIGNEE

(Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and, appoint __________________

(Attorney) to transfer the said Certificate in the Certificate Register of the within-named Trust,

with full power of substitution in the premises.

Dated: ______________________

__________________________________

NOTICE: The signature to this assignment must correspond with  the name as written upon the face of this certificate in every particular without alteration or enlargement or any change whatever.

__________________________________

SIGNATURE GUARANTEED: The signature must be guaranteed by a commercial bank or trust company or by a member firm of the New York Stock Exchange or another national certificates exchange.  Notarized or witnessed signatures are not acceptable.

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to ___________________________, for the account of _____________________, account number _________________, or if mailed by check to ______________________________.  Applicable reports and statements should be mailed to __________________________.  This information is provided by ____________________________, the assignee named above, or _______________, as agent.

EXHIBIT 2A2

FORM OF CLASS 2A2 CERTIFICATE

GS MORTGAGE SECURITIES CORP., DEPOSITOR
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-12
CLASS 2A2 CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CLASS 2A2 CERTIFICATE IS SUBORDINATED TO THE EXTENT DESCRIBED HEREIN AND IN THE TRUST AGREEMENT REFERENCED HEREIN.

THIS CLASS 2A2 CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.

THE PRINCIPAL OF THIS CLASS 2A2 CERTIFICATE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE.  ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW.  ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE TRUSTEE.

GS MORTGAGE SECURITIES CORP., DEPOSITOR
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-12
CLASS 2A2 CERTIFICATE

INITIAL CERTIFICATE RATE PER ANNUM: 3.554%[5]	APPROXIMATE AGGREGATE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THE CLASS 2A2 CERTIFICATES AS OF THE CLOSING DATE: $ 150,000,000
PERCENTAGE INTEREST: 100%
MINIMUM DENOMINATION:	$25,000 AND $1 IN EXCESS OF $25,000
DATE OF THE TRUST AGREEMENT: OCTOBER 1, 2004	APPROXIMATE AGGREGATE SCHEDULED PRINCIPAL BALANCE AS OF THE CUT-OFF DATE OF THE MORTGAGE LOANS HELD BY THE TRUST: $1,010,886,912
CLOSING DATE: OCTOBER 29, 2004
FIRST DISTRIBUTION DATE: NOVEMBER 26, 2004
FINAL SCHEDULED DISTRIBUTION DATE: DECEMBER 2034	TRUSTEE: U.S. BANK NATIONAL ASSOCIATION SECURITIES ADMINISTRATOR: WELLS FARGO BANK, N.A.
NO. 1	CUSIP NUMBER: 36242D KV 4 ISIN NUMBER: US36242DKV46

GS MORTGAGE SECURITIES CORP., DEPOSITOR
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-12
CLASS 2A2 CERTIFICATE

evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of a pool of certain hybrid adjustable-rate single family, fully amortizing, first lien Mortgage Loans formed and sold by

GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF, OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICER, THE TRUSTEE, OR ANY OF THEIR AFFILIATES.  NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

THIS CERTIFIES THAT:

CEDE & CO.

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class 2A2 Certificates (the “Class 2A2 Certificates”) issued by the trust (the “Trust”) created pursuant to a Trust Agreement, dated as specified above (the “Trust Agreement”), among GS Mortgage Securities Corp., as depositor (hereinafter the “Depositor,” which term includes any successor entity under the Trust Agreement), U.S. Bank National Association and Wells Fargo Bank, N.A., a summary of certain of the pertinent provisions of which is set forth hereafter.  The Trust consists primarily of a pool of Mortgage Loans.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in the Sale and Servicing Agreements, to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof assents and by which such Certificateholder is bound.

Distributions on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in November 2004 (each, a “Distribution Date”), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the Interest Accrual Period related to such Distribution Date (the “Record Date”).  Distributions on this Certificate will generally be made from collections on Mortgage Loans.  All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

Distributions on this Certificate will be paid in accordance with the terms of the Trust Agreement and the Sale and Servicing Agreements.  Distributions allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate’s Percentage Interest of the related Available Distribution Amount to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2004-12 (herein called the “Certificates”), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Certificate Principal Balance of all the Class 2A2 Certificates.  The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement.  The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement.  To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the Senior Certificates and each of the Subordinate Certificates will be subordinated to each of the other Subordinate Certificates with a lower numerical class designation, if any.  All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement.  As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement.  Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) with respect to the Certificates other than the Residual Certificates, by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trustee in writing by the Record Date immediately prior to such Distribution Date and such Certificateholder is the registered owner of an initial Certificate Principal Balance of at least $1,000,000.  The Trustee may charge the Certificateholder a fee for any payment made by wire transfer.  Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor and the Trustee and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor and the Trustee with the consent of the Certificateholders entitled to at least 51% of the Voting Rights.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.  The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement.  As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Trustee or such other offices or agencies appointed by the Trustee for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Trustee and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Principal Balance will be issued to the designated transferee or transferees.

As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination.  No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

The Depositor, the Trustee and the Certificate Registrar and any agent of the Depositor, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of:  (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by Countrywide Home Loans Servicing LP or at the direction of the Depositor, in accordance with the Trust Agreement when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-Off Date.  Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Trustee which will be specified in the notice of termination.

Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at the Termination Price.

Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

The Trustee has executed this Certificate on behalf of the Trust as Trustee under the Trust Agreement, and the Trustee shall be liable hereunder only in respect of the assets of the Trust.

Capitalized terms used herein and not defined herein shall have the meaning assigned to them in the Trust Agreement.

In the event that the terms of this Certificate conflict with the terms of the Trust Agreement, the terms of the Trust Agreement shall control.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:	U.S. BANK NATIONAL ASSOCIATION, as Trustee
By: AUTHORIZED OFFICER

CERTIFICATE OF AUTHENTICATION

THIS IS ONE OF THE CLASS 2A2 CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.

WELLS FARGO BANK, N.A., as Certificate Registrar
By: AUTHORIZED OFFICER

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM—as tenants in common TEN ENT—as tenants by the entireties	UNIF GIFT MIN ACT— ____Custodian__________ (Cust) (Minor)
JT TEN—as joint tenants with rights of survivorship and not as Tenants in Common	Under Uniform Gifts to Minors Act______________ (State)

Additional abbreviations may also be used
though not in the above list.

FORM OF TRANSFER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF
ASSIGNEE

(Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and, appoint __________________

(Attorney) to transfer the said Certificate in the Certificate Register of the within-named Trust,

with full power of substitution in the premises.

Dated: ______________________

__________________________________

NOTICE: The signature to this assignment must correspond with  the name as written upon the face of this certificate in every particular without alteration or enlargement or any change whatever.

__________________________________

SIGNATURE GUARANTEED: The signature must be guaranteed by a commercial bank or trust company or by a member firm of the New York Stock Exchange or another national certificates exchange.  Notarized or witnessed signatures are not acceptable.

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to ___________________________, for the account of _____________________, account number _________________, or if mailed by check to ______________________________.  Applicable reports and statements should be mailed to __________________________.  This information is provided by ____________________________, the assignee named above, or _______________, as agent.

EXHIBIT 2A3

FORM OF CLASS 2A3 CERTIFICATE

GS MORTGAGE SECURITIES CORP., DEPOSITOR
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-12
CLASS 2A3 CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CLASS 2A3 CERTIFICATE IS SUBORDINATED TO THE EXTENT DESCRIBED HEREIN AND IN THE TRUST AGREEMENT REFERENCED HEREIN.

THIS CLASS 2A3 CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.

THE PRINCIPAL OF THIS CLASS 2A3 CERTIFICATE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE.  ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW.  ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE TRUSTEE.

GS MORTGAGE SECURITIES CORP., DEPOSITOR
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-12
CLASS 2A3 CERTIFICATE

INITIAL CERTIFICATE RATE PER ANNUM: 4.500%[6]	APPROXIMATE AGGREGATE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THE CLASS 2A3 CERTIFICATES AS OF THE CLOSING DATE: $ 60,000,000
PERCENTAGE INTEREST: 100%
MINIMUM DENOMINATION:	$25,000 AND $1 IN EXCESS OF $25,000
DATE OF THE TRUST AGREEMENT: OCTOBER 1, 2004	APPROXIMATE AGGREGATE SCHEDULED PRINCIPAL BALANCE AS OF THE CUT-OFF DATE OF THE MORTGAGE LOANS HELD BY THE TRUST: $1,010,886,912
CLOSING DATE: OCTOBER 29, 2004
FIRST DISTRIBUTION DATE: NOVEMBER 26, 2004
FINAL SCHEDULED DISTRIBUTION DATE: DECEMBER 2034	TRUSTEE: U.S. BANK NATIONAL ASSOCIATION SECURITIES ADMINISTRATOR: WELLS FARGO BANK, N.A.
NO. 1	CUSIP NUMBER: 36242D KW 2 ISIN NUMBER: US36242DKW29

GS MORTGAGE SECURITIES CORP., DEPOSITOR
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-12
CLASS 2A3 CERTIFICATE

evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of a pool of certain hybrid adjustable-rate single family, fully amortizing, first lien Mortgage Loans formed and sold by

GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF, OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICER, THE TRUSTEE, OR ANY OF THEIR AFFILIATES.  NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

THIS CERTIFIES THAT:

CEDE & CO.

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class 2A3 Certificates (the “Class 2A3 Certificates”) issued by the trust (the “Trust”) created pursuant to a Trust Agreement, dated as specified above (the “Trust Agreement”), among GS Mortgage Securities Corp., as depositor (hereinafter the “Depositor,” which term includes any successor entity under the Trust Agreement), U.S. Bank National Association and Wells Fargo Bank, N.A., a summary of certain of the pertinent provisions of which is set forth hereafter.  The Trust consists primarily of a pool of Mortgage Loans.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in the Sale and Servicing Agreements, to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof assents and by which such Certificateholder is bound.

Distributions on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in November 2004 (each, a “Distribution Date”), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the Interest Accrual Period related to such Distribution Date (the “Record Date”).  Distributions on this Certificate will generally be made from collections on Mortgage Loans.  All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

Distributions on this Certificate will be paid in accordance with the terms of the Trust Agreement and the Sale and Servicing Agreements.  Distributions allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate’s Percentage Interest of the related Available Distribution Amount to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2004-12 (herein called the “Certificates”), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Certificate Principal Balance of all the Class 2A3 Certificates.  The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement.  The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement.  To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the Senior Certificates and each of the Subordinate Certificates will be subordinated to each of the other Subordinate Certificates with a lower numerical class designation, if any.  All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement.  As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement.  Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) with respect to the Certificates other than the Residual Certificates, by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trustee in writing by the Record Date immediately prior to such Distribution Date and such Certificateholder is the registered owner of an initial Certificate Principal Balance of at least $1,000,000.  The Trustee may charge the Certificateholder a fee for any payment made by wire transfer.  Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor and the Trustee and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor and the Trustee with the consent of the Certificateholders entitled to at least 51% of the Voting Rights.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.  The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement.  As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Trustee or such other offices or agencies appointed by the Trustee for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Trustee and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Principal Balance will be issued to the designated transferee or transferees.

As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination.  No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

The Depositor, the Trustee and the Certificate Registrar and any agent of the Depositor, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of:  (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by Countrywide Home Loans Servicing LP or at the direction of the Depositor, in accordance with the Trust Agreement when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-Off Date.  Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Trustee which will be specified in the notice of termination.

Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at the Termination Price.

Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

The Trustee has executed this Certificate on behalf of the Trust as Trustee under the Trust Agreement, and the Trustee shall be liable hereunder only in respect of the assets of the Trust.

Capitalized terms used herein and not defined herein shall have the meaning assigned to them in the Trust Agreement.

In the event that the terms of this Certificate conflict with the terms of the Trust Agreement, the terms of the Trust Agreement shall control.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:	U.S. BANK NATIONAL ASSOCIATION, as Trustee
By: AUTHORIZED OFFICER

CERTIFICATE OF AUTHENTICATION

THIS IS ONE OF THE CLASS 2A3 CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.

WELLS FARGO BANK, N.A., as Certificate Registrar
By: AUTHORIZED OFFICER

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM—as tenants in common TEN ENT—as tenants by the entireties	UNIF GIFT MIN ACT— ____Custodian__________ (Cust) (Minor)
JT TEN—as joint tenants with rights of survivorship and not as Tenants in Common	Under Uniform Gifts to Minors Act______________ (State)

Additional abbreviations may also be used
though not in the above list.

FORM OF TRANSFER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF
ASSIGNEE

(Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and, appoint __________________

(Attorney) to transfer the said Certificate in the Certificate Register of the within-named Trust,

with full power of substitution in the premises.

Dated: ______________________

__________________________________

NOTICE: The signature to this assignment must correspond with  the name as written upon the face of this certificate in every particular without alteration or enlargement or any change whatever.

__________________________________

SIGNATURE GUARANTEED: The signature must be guaranteed by a commercial bank or trust company or by a member firm of the New York Stock Exchange or another national certificates exchange.  Notarized or witnessed signatures are not acceptable.

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to ___________________________, for the account of _____________________, account number _________________, or if mailed by check to ______________________________.  Applicable reports and statements should be mailed to __________________________.  This information is provided by ____________________________, the assignee named above, or _______________, as agent.

EXHIBIT 2AX1

FORM OF CLASS 2AX1 CERTIFICATE

GS MORTGAGE SECURITIES CORP., DEPOSITOR
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-12
CLASS 2AX1 CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CLASS 2AX1 CERTIFICATE IS SUBORDINATED TO THE EXTENT DESCRIBED HEREIN AND IN THE TRUST AGREEMENT REFERENCED HEREIN.

THIS CLASS 2AX1 CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.

THIS CERTIFICATE HAS NO CERTIFICATE PRINCIPAL BALANCE AND IS NOT ENTITLED TO DISTRIBUTIONS IN RESPECT OF PRINCIPAL.

GS MORTGAGE SECURITIES CORP., DEPOSITOR
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-12
CLASS 2AX1 CERTIFICATE

INITIAL CERTIFICATE RATE PER ANNUM: 0.605%[7]	APPROXIMATE AGGREGATE INITIAL NOTIONAL AMOUNT OF THE CLASS 2AX1 CERTIFICATES AS OF THE CLOSING DATE: $ 96,813,000
PERCENTAGE INTEREST: 100%
MINIMUM DENOMINATION:	$1,000,000 AND $1 IN EXCESS OF $1,000,000
DATE OF THE TRUST AGREEMENT: OCTOBER 1, 2004	APPROXIMATE AGGREGATE SCHEDULED PRINCIPAL BALANCE AS OF THE CUT-OFF DATE OF THE MORTGAGE LOANS HELD BY THE TRUST: $1,010,886,912
CLOSING DATE: OCTOBER 29, 2004
FIRST DISTRIBUTION DATE: NOVEMBER 26, 2004
FINAL SCHEDULED DISTRIBUTION DATE: August 2007	TRUSTEE: U.S. BANK NATIONAL ASSOCIATION SECURITIES ADMINISTRATOR: WELLS FARGO BANK, N.A.
NO. 1	CUSIP NUMBER: 36242D KX 0 ISIN NUMBER: US36242DKX02

GS MORTGAGE SECURITIES CORP., DEPOSITOR
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-12
CLASS 2AX1 CERTIFICATE

evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of a pool of certain hybrid adjustable-rate single family, fully amortizing, first lien Mortgage Loans formed and sold by

GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF, OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICER, THE TRUSTEE, OR ANY OF THEIR AFFILIATES.  NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

THIS CERTIFIES THAT:

CEDE & CO.

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class 2AX1 Certificates (the “Class 2AX1 Certificates”) issued by the trust (the “Trust”) created pursuant to a Trust Agreement, dated as specified above (the “Trust Agreement”), among GS Mortgage Securities Corp., as depositor (hereinafter the “Depositor,” which term includes any successor entity under the Trust Agreement), U.S. Bank National Association and Wells Fargo Bank, N.A., a summary of certain of the pertinent provisions of which is set forth hereafter.  The Trust consists primarily of a pool of Mortgage Loans.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in the Sale and Servicing Agreements, to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof assents and by which such Certificateholder is bound.

Distributions on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in November 2004 (each, a “Distribution Date”), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the Interest Accrual Period related to such Distribution Date (the “Record Date”).  Distributions on this Certificate will generally be made from collections on Mortgage Loans.  All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

Distributions on this Certificate will be paid in accordance with the terms of the Trust Agreement and the Sale and Servicing Agreements.  Distributions allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate’s Percentage Interest of the related Available Distribution Amount to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2004-12 (herein called the “Certificates”), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Certificate Principal Balance of all the Class 2AX1 Certificates.  The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement.  The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement.  To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the Senior Certificates and each of the Subordinate Certificates will be subordinated to each of the other Subordinate Certificates with a lower numerical class designation, if any.  All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement.  As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement.  Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) with respect to the Certificates other than the Residual Certificates, by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trustee in writing by the Record Date immediately prior to such Distribution Date and such Certificateholder is the registered owner of an initial Certificate Principal Balance of at least $1,000,000.  The Trustee may charge the Certificateholder a fee for any payment made by wire transfer.  Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor and the Trustee and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor and the Trustee with the consent of the Certificateholders entitled to at least 51% of the Voting Rights.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.  The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement.  As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Trustee or such other offices or agencies appointed by the Trustee for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Trustee and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Principal Balance will be issued to the designated transferee or transferees.

As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination.  No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

The Depositor, the Trustee and the Certificate Registrar and any agent of the Depositor, the Trustee, or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of:  (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by Countrywide Home Loans Servicing LP or at the direction of the Depositor, in accordance with the Trust Agreement when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-Off Date.  Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Trustee which will be specified in the notice of termination.

Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at the Termination Price.

Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

The Trustee has executed this Certificate on behalf of the Trust as Trustee under the Trust Agreement, and the Trustee shall be liable hereunder only in respect of the assets of the Trust.

Capitalized terms used herein and not defined herein shall have the meaning assigned to them in the Trust Agreement.

In the event that the terms of this Certificate conflict with the terms of the Trust Agreement, the terms of the Trust Agreement shall control.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:	U.S. BANK NATIONAL ASSOCIATION, as Trustee
By: AUTHORIZED OFFICER

CERTIFICATE OF AUTHENTICATION

THIS IS ONE OF THE CLASS 2AX1 CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.

WELLS FARGO BANK, N.A., as Certificate Registrar
By: AUTHORIZED OFFICER

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM—as tenants in common TEN ENT—as tenants by the entireties	UNIF GIFT MIN ACT— ____Custodian__________ (Cust) (Minor)
JT TEN—as joint tenants with rights of survivorship and not as Tenants in Common	Under Uniform Gifts to Minors Act______________ (State)

Additional abbreviations may also be used
though not in the above list.

FORM OF TRANSFER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF
ASSIGNEE

(Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and, appoint __________________

(Attorney) to transfer the said Certificate in the Certificate Register of the within-named Trust,

with full power of substitution in the premises.

Dated: ______________________

__________________________________

NOTICE: The signature to this assignment must correspond with  the name as written upon the face of this certificate in every particular without alteration or enlargement or any change whatever.

__________________________________

SIGNATURE GUARANTEED: The signature must be guaranteed by a commercial bank or trust company or by a member firm of the New York Stock Exchange or another national certificates exchange.  Notarized or witnessed signatures are not acceptable.

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to ___________________________, for the account of _____________________, account number _________________, or if mailed by check to ______________________________.  Applicable reports and statements should be mailed to __________________________.  This information is provided by ____________________________, the assignee named above, or _______________, as agent.

EXHIBIT 2AX2

FORM OF CLASS 2AX2 CERTIFICATE

GS MORTGAGE SECURITIES CORP., DEPOSITOR
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-12
CLASS 2AX2 CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CLASS 2AX2 CERTIFICATE IS SUBORDINATED TO THE EXTENT DESCRIBED HEREIN AND IN THE TRUST AGREEMENT REFERENCED HEREIN.

THIS CLASS 2AX2 CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.

THIS CERTIFICATE HAS NO CERTIFICATE PRINCIPAL BALANCE AND IS NOT ENTITLED TO DISTRIBUTIONS IN RESPECT OF PRINCIPAL.

GS MORTGAGE SECURITIES CORP., DEPOSITOR
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-12
CLASS 2AX2 CERTIFICATE

INITIAL CERTIFICATE RATE PER ANNUM: 1.301%[8]	APPROXIMATE AGGREGATE INITIAL NOTIONAL AMOUNT OF THE CLASS 2AX2 CERTIFICATES AS OF THE CLOSING DATE: $ 150,000,000
PERCENTAGE INTEREST: 100%
MINIMUM DENOMINATION:	$1,000,000 AND $1 IN EXCESS OF $1,000,000
DATE OF THE TRUST AGREEMENT: OCTOBER 1, 2004	APPROXIMATE AGGREGATE SCHEDULED PRINCIPAL BALANCE AS OF THE CUT-OFF DATE OF THE MORTGAGE LOANS HELD BY THE TRUST: $1,010,886,912
CLOSING DATE: OCTOBER 29, 2004
FIRST DISTRIBUTION DATE: NOVEMBER 26, 2004
FINAL SCHEDULED DISTRIBUTION DATE: August 2007	TRUSTEE: U.S. BANK NATIONAL ASSOCIATION SECURITIES ADMINISTRATOR: WELLS FARGO BANK, N.A.
NO. 1	CUSIP NUMBER: 36242D KY 8 ISIN NUMBER: US36242DKY84

GS MORTGAGE SECURITIES CORP., DEPOSITOR
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-12
CLASS 2AX2 CERTIFICATE

evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of a pool of certain hybrid adjustable-rate single family, fully amortizing, first lien Mortgage Loans formed and sold by

GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF, OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICER, THE TRUSTEE, OR ANY OF THEIR AFFILIATES.  NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

THIS CERTIFIES THAT:

CEDE & CO.

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class 2AX2 Certificates (the “Class 2AX2 Certificates”) issued by the trust (the “Trust”) created pursuant to a Trust Agreement, dated as specified above (the “Trust Agreement”), among GS Mortgage Securities Corp., as depositor (hereinafter the “Depositor,” which term includes any successor entity under the Trust Agreement), U.S. Bank National Association and Wells Fargo Bank, N.A., a summary of certain of the pertinent provisions of which is set forth hereafter.  The Trust consists primarily of a pool of Mortgage Loans.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in the Sale and Servicing Agreements, to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof assents and by which such Certificateholder is bound.

Distributions on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in November 2004 (each, a “Distribution Date”), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the Interest Accrual Period related to such Distribution Date (the “Record Date”).  Distributions on this Certificate will generally be made from collections on Mortgage Loans.  All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

Distributions on this Certificate will be paid in accordance with the terms of the Trust Agreement and the Sale and Servicing Agreements.  Distributions allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate’s Percentage Interest of the related Available Distribution Amount to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2004-12 (herein called the “Certificates”), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Certificate Principal Balance of all the Class 2AX2 Certificates.  The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement.  The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement.  To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the Senior Certificates and each of the Subordinate Certificates will be subordinated to each of the other Subordinate Certificates with a lower numerical class designation, if any.  All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement.  As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement.  Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) with respect to the Certificates other than the Residual Certificates, by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trustee in writing by the Record Date immediately prior to such Distribution Date and such Certificateholder is the registered owner of an initial Certificate Principal Balance of at least $1,000,000.  The Trustee may charge the Certificateholder a fee for any payment made by wire transfer.  Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor and the Trustee and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor and the Trustee with the consent of the Certificateholders entitled to at least 51% of the Voting Rights.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.  The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement.  As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Trustee or such other offices or agencies appointed by the Trustee for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Trustee and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Principal Balance will be issued to the designated transferee or transferees.

As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination.  No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

The Depositor, the Trustee and the Certificate Registrar and any agent of the Depositor, the Trustee, or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of:  (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by Countrywide Home Loans Servicing LP or at the direction of the Depositor, in accordance with the Trust Agreement when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-Off Date.  Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Trustee which will be specified in the notice of termination.

Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at the Termination Price.

Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

The Trustee has executed this Certificate on behalf of the Trust as Trustee under the Trust Agreement, and the Trustee shall be liable hereunder only in respect of the assets of the Trust.

Capitalized terms used herein and not defined herein shall have the meaning assigned to them in the Trust Agreement.

In the event that the terms of this Certificate conflict with the terms of the Trust Agreement, the terms of the Trust Agreement shall control.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:	U.S. BANK NATIONAL ASSOCIATION, as Trustee
By: AUTHORIZED OFFICER

CERTIFICATE OF AUTHENTICATION

THIS IS ONE OF THE CLASS 2AX2 CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.

WELLS FARGO BANK, N.A., as Certificate Registrar
By: AUTHORIZED OFFICER

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM—as tenants in common TEN ENT—as tenants by the entireties	UNIF GIFT MIN ACT— ____Custodian__________ (Cust) (Minor)
JT TEN—as joint tenants with rights of survivorship and not as Tenants in Common	Under Uniform Gifts to Minors Act______________ (State)

Additional abbreviations may also be used
though not in the above list.

FORM OF TRANSFER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF
ASSIGNEE

(Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and, appoint __________________

(Attorney) to transfer the said Certificate in the Certificate Register of the within-named Trust,

with full power of substitution in the premises.

Dated: ______________________

__________________________________

NOTICE: The signature to this assignment must correspond with  the name as written upon the face of this certificate in every particular without alteration or enlargement or any change whatever.

__________________________________

SIGNATURE GUARANTEED: The signature must be guaranteed by a commercial bank or trust company or by a member firm of the New York Stock Exchange or another national certificates exchange.  Notarized or witnessed signatures are not acceptable.

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to ___________________________, for the account of _____________________, account number _________________, or if mailed by check to ______________________________.  Applicable reports and statements should be mailed to __________________________.  This information is provided by ____________________________, the assignee named above, or _______________, as agent.

EXHIBIT 2AX3

FORM OF CLASS 2AX3 CERTIFICATE

GS MORTGAGE SECURITIES CORP., DEPOSITOR
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-12
CLASS 2AX3 CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CLASS 2AX3 CERTIFICATE IS SUBORDINATED TO THE EXTENT DESCRIBED HEREIN AND IN THE TRUST AGREEMENT REFERENCED HEREIN.

THIS CLASS 2AX3 CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.

THIS CERTIFICATE HAS NO CERTIFICATE PRINCIPAL BALANCE AND IS NOT ENTITLED TO DISTRIBUTIONS IN RESPECT OF PRINCIPAL.

GS MORTGAGE SECURITIES CORP., DEPOSITOR
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-12
CLASS 2AX3 CERTIFICATE

INITIAL CERTIFICATE RATE PER ANNUM: 0.355%[9]	APPROXIMATE AGGREGATE INITIAL NOTIONAL AMOUNT OF THE CLASS 2AX3 CERTIFICATES AS OF THE CLOSING DATE: $ 60,000,000
PERCENTAGE INTEREST: 100%
MINIMUM DENOMINATION:	$1,000,000 AND $1 IN EXCESS OF $1,000,000
DATE OF THE TRUST AGREEMENT: OCTOBER 1, 2004	APPROXIMATE AGGREGATE SCHEDULED PRINCIPAL BALANCE AS OF THE CUT-OFF DATE OF THE MORTGAGE LOANS HELD BY THE TRUST: $1,010,886,912
CLOSING DATE: OCTOBER 29, 2004
FIRST DISTRIBUTION DATE: NOVEMBER 26, 2004
FINAL SCHEDULED DISTRIBUTION DATE: August 2007	TRUSTEE: U.S. BANK NATIONAL ASSOCIATION SECURITIES ADMINISTRATOR: WELLS FARGO BANK, N.A.
NO. 1	CUSIP NUMBER: 36242D KZ 5 ISIN NUMBER: US36242DKZ59

GS MORTGAGE SECURITIES CORP., DEPOSITOR
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-12
CLASS 2AX3 CERTIFICATE

evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of a pool of certain hybrid adjustable-rate single family, fully amortizing, first lien Mortgage Loans formed and sold by

GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF, OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICER, THE TRUSTEE, OR ANY OF THEIR AFFILIATES.  NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

THIS CERTIFIES THAT:

CEDE & CO.

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class 2AX3 Certificates (the “Class 2AX3 Certificates”) issued by the trust (the “Trust”) created pursuant to a Trust Agreement, dated as specified above (the “Trust Agreement”), among GS Mortgage Securities Corp., as depositor (hereinafter the “Depositor,” which term includes any successor entity under the Trust Agreement), U.S. Bank National Association and Wells Fargo Bank, N.A., a summary of certain of the pertinent provisions of which is set forth hereafter.  The Trust consists primarily of a pool of Mortgage Loans.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in the Sale and Servicing Agreements, to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof assents and by which such Certificateholder is bound.

Distributions on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in November 2004 (each, a “Distribution Date”), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the Interest Accrual Period related to such Distribution Date (the “Record Date”).  Distributions on this Certificate will generally be made from collections on Mortgage Loans.  All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

Distributions on this Certificate will be paid in accordance with the terms of the Trust Agreement and the Sale and Servicing Agreements.  Distributions allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate’s Percentage Interest of the related Available Distribution Amount to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2004-12 (herein called the “Certificates”), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Certificate Principal Balance of all the Class 2AX3 Certificates.  The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement.  The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement.  To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the Senior Certificates and each of the Subordinate Certificates will be subordinated to each of the other Subordinate Certificates with a lower numerical class designation, if any.  All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement.  As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement.  Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) with respect to the Certificates other than the Residual Certificates, by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trustee in writing by the Record Date immediately prior to such Distribution Date and such Certificateholder is the registered owner of an initial Certificate Principal Balance of at least $1,000,000.  The Trustee may charge the Certificateholder a fee for any payment made by wire transfer.  Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor and the Trustee and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor and the Trustee with the consent of the Certificateholders entitled to at least 51% of the Voting Rights.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.  The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement.  As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Trustee or such other offices or agencies appointed by the Trustee for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Trustee and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Principal Balance will be issued to the designated transferee or transferees.

As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination.  No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

The Depositor, the Trustee and the Certificate Registrar and any agent of the Depositor, the Trustee, or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of:  (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by Countrywide Home Loans Servicing LP or at the direction of the Depositor, in accordance with the Trust Agreement when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-Off Date.  Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Trustee which will be specified in the notice of termination.

Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at the Termination Price.

Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

The Trustee has executed this Certificate on behalf of the Trust as Trustee under the Trust Agreement, and the Trustee shall be liable hereunder only in respect of the assets of the Trust.

Capitalized terms used herein and not defined herein shall have the meaning assigned to them in the Trust Agreement.

In the event that the terms of this Certificate conflict with the terms of the Trust Agreement, the terms of the Trust Agreement shall control.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:	U.S. BANK NATIONAL ASSOCIATION, as Trustee
By: AUTHORIZED OFFICER

CERTIFICATE OF AUTHENTICATION

THIS IS ONE OF THE CLASS 2AX3 CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.

WELLS FARGO BANK, N.A., as Certificate Registrar
By: AUTHORIZED OFFICER

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM—as tenants in common TEN ENT—as tenants by the entireties	UNIF GIFT MIN ACT— ____Custodian__________ (Cust) (Minor)
JT TEN—as joint tenants with rights of survivorship and not as Tenants in Common	Under Uniform Gifts to Minors Act______________ (State)

Additional abbreviations may also be used
though not in the above list.

FORM OF TRANSFER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF
ASSIGNEE

(Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and, appoint __________________

(Attorney) to transfer the said Certificate in the Certificate Register of the within-named Trust,

with full power of substitution in the premises.

Dated: ______________________

__________________________________

NOTICE: The signature to this assignment must correspond with  the name as written upon the face of this certificate in every particular without alteration or enlargement or any change whatever.

__________________________________

SIGNATURE GUARANTEED: The signature must be guaranteed by a commercial bank or trust company or by a member firm of the New York Stock Exchange or another national certificates exchange.  Notarized or witnessed signatures are not acceptable.

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to ___________________________, for the account of _____________________, account number _________________, or if mailed by check to ______________________________.  Applicable reports and statements should be mailed to __________________________.  This information is provided by ____________________________, the assignee named above, or _______________, as agent.

EXHIBIT 3A1

FORM OF CLASS 3A1 CERTIFICATE

GS MORTGAGE SECURITIES CORP., DEPOSITOR
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-12
CLASS 3A1 CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CLASS 3A1 CERTIFICATE IS SUBORDINATED TO THE EXTENT DESCRIBED HEREIN AND IN THE TRUST AGREEMENT REFERENCED HEREIN.

THIS CLASS 3A1 CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.

THE PRINCIPAL OF THIS CLASS 3A1 CERTIFICATE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE.  ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW.  ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE TRUSTEE.

GS MORTGAGE SECURITIES CORP., DEPOSITOR
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-12
CLASS 3A1 CERTIFICATE

INITIAL CERTIFICATE RATE PER ANNUM: 4.593%[10]	APPROXIMATE AGGREGATE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THE CLASS 3A1 CERTIFICATES AS OF THE CLOSING DATE: $ 90,841,000
PERCENTAGE INTEREST: 100%
MINIMUM DENOMINATION:	$25,000 AND $1 IN EXCESS OF $25,000
DATE OF THE TRUST AGREEMENT: OCTOBER 1, 2004	APPROXIMATE AGGREGATE SCHEDULED PRINCIPAL BALANCE AS OF THE CUT-OFF DATE OF THE MORTGAGE LOANS HELD BY THE TRUST: $1,010,886,912
CLOSING DATE: OCTOBER 29, 2004
FIRST DISTRIBUTION DATE: NOVEMBER 26, 2004
FINAL SCHEDULED DISTRIBUTION DATE: DECEMBER 2034	TRUSTEE: U.S. BANK NATIONAL ASSOCIATION SECURITIES ADMINISTRATOR: WELLS FARGO BANK, N.A.
NO. 1	CUSIP NUMBER: 36242D LA 9 ISIN NUMBER: US36242DLA99

GS MORTGAGE SECURITIES CORP., DEPOSITOR
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-12
CLASS 3A1 CERTIFICATE

evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of a pool of certain hybrid adjustable-rate single family, fully amortizing, first lien Mortgage Loans formed and sold by

GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF, OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICER, THE TRUSTEE, OR ANY OF THEIR AFFILIATES.  NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

THIS CERTIFIES THAT:

CEDE & CO.

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class 3A1 Certificates (the “Class 3A1 Certificates”) issued by the trust (the “Trust”) created pursuant to a Trust Agreement, dated as specified above (the “Trust Agreement”), among GS Mortgage Securities Corp., as depositor (hereinafter the “Depositor,” which term includes any successor entity under the Trust Agreement), U.S. Bank National Association and Wells Fargo Bank, N.A., a summary of certain of the pertinent provisions of which is set forth hereafter.  The Trust consists primarily of a pool of Mortgage Loans.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in the Sale and Servicing Agreements, to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof assents and by which such Certificateholder is bound.

Distributions on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in November 2004 (each, a “Distribution Date”), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the Interest Accrual Period related to such Distribution Date (the “Record Date”).  Distributions on this Certificate will generally be made from collections on the Mortgage Loans.  All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

Distributions on this Certificate will be paid in accordance with the terms of the Trust Agreement and the Sale and Servicing Agreements.  Distributions allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate’s Percentage Interest of the related Available Distribution Amount to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2004-12 (herein called the “Certificates”), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Certificate Principal Balance of all the Class 3A1 Certificates.  The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement.  The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement.  To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the Senior Certificates and each of the Subordinate Certificates will be subordinated to each of the other Subordinate Certificates with a lower numerical class designation, if any.  All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement.  As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement.  Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) with respect to the Certificates other than the Residual Certificates, by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trustee in writing by the Record Date immediately prior to such Distribution Date and such Certificateholder is the registered owner of an initial Certificate Principal Balance of at least $1,000,000.  The Trustee may charge the Certificateholder a fee for any payment made by wire transfer.  Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor and the Trustee and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor and the Trustee with the consent of the Certificateholders entitled to at least 51% of the Voting Rights.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.  The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement.  As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Trustee or such other offices or agencies appointed by the Trustee for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Trustee and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Principal Balance will be issued to the designated transferee or transferees.

As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination.  No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

The Depositor, the Trustee, and the Certificate Registrar and any agent of the Depositor, the Trustee, or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of:  (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by Countrywide Home Loans Servicing LP or at the direction of the Depositor, in accordance with the Trust Agreement when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-Off Date.  Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Trustee which will be specified in the notice of termination.

Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at the Termination Price.

Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

The Trustee has executed this Certificate on behalf of the Trust as Trustee under the Trust Agreement, and the Trustee shall be liable hereunder only in respect of the assets of the Trust.

Capitalized terms used herein and not defined herein shall have the meaning assigned to them in the Trust Agreement.

In the event that the terms of this Certificate conflict with the terms of the Trust Agreement, the terms of the Trust Agreement shall control.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:	U.S. BANK NATIONAL ASSOCIATION, as Trustee
By: AUTHORIZED OFFICER

CERTIFICATE OF AUTHENTICATION

THIS IS ONE OF THE CLASS 3A1 CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.

WELLS FARGO BANK, N.A., as Certificate Registrar
By: AUTHORIZED OFFICER

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM—as tenants in common TEN ENT—as tenants by the entireties	UNIF GIFT MIN ACT— ____Custodian__________ (Cust) (Minor)
JT TEN—as joint tenants with rights of survivorship and not as Tenants in Common	Under Uniform Gifts to Minors Act______________ (State)

Additional abbreviations may also be used
though not in the above list.

FORM OF TRANSFER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF
ASSIGNEE

(Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and, appoint __________________

(Attorney) to transfer the said Certificate in the Certificate Register of the within-named Trust,

with full power of substitution in the premises.

Dated: ______________________

__________________________________

NOTICE: The signature to this assignment must correspond with  the name as written upon the face of this certificate in every particular without alteration or enlargement or any change whatever.

__________________________________

SIGNATURE GUARANTEED: The signature must be guaranteed by a commercial bank or trust company or by a member firm of the New York Stock Exchange or another national certificates exchange.  Notarized or witnessed signatures are not acceptable.

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to ___________________________, for the account of _____________________, account number _________________, or if mailed by check to ______________________________.  Applicable reports and statements should be mailed to __________________________.  This information is provided by ____________________________, the assignee named above, or _______________, as agent.

EXHIBIT 3A2

FORM OF CLASS 3A2 CERTIFICATE

GS MORTGAGE SECURITIES CORP., DEPOSITOR
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-12
CLASS 3A2 CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CLASS 3A2 CERTIFICATE IS SUBORDINATED TO THE EXTENT DESCRIBED HEREIN AND IN THE TRUST AGREEMENT REFERENCED HEREIN.

THIS CLASS 3A2 CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.

THE PRINCIPAL OF THIS CLASS 3A2 CERTIFICATE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE.  ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW.  ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE TRUSTEE.

GS MORTGAGE SECURITIES CORP., DEPOSITOR
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-12
CLASS 3A2 CERTIFICATE

INITIAL CERTIFICATE RATE PER ANNUM: 4.593%[11]	APPROXIMATE AGGREGATE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THE CLASS 3A2 CERTIFICATES AS OF THE CLOSING DATE: $ 35,697,000
PERCENTAGE INTEREST: 100%
MINIMUM DENOMINATION:	$25,000 AND $1 IN EXCESS OF $25,000
DATE OF THE TRUST AGREEMENT: OCTOBER 1, 2004	APPROXIMATE AGGREGATE SCHEDULED PRINCIPAL BALANCE AS OF THE CUT-OFF DATE OF THE MORTGAGE LOANS HELD BY THE TRUST: $1,010,886,912
CLOSING DATE: OCTOBER 29, 2004
FIRST DISTRIBUTION DATE: NOVEMBER 26, 2004
FINAL SCHEDULED DISTRIBUTION DATE: DECEMBER 2034	TRUSTEE: U.S. BANK NATIONAL ASSOCIATION SECURITIES ADMINISTRATOR: WELLS FARGO BANK, N.A.
NO. 1	CUSIP NUMBER: 36242D LB 7 ISIN NUMBER: US36242DLB72

GS MORTGAGE SECURITIES CORP., DEPOSITOR
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-12
CLASS 3A2 CERTIFICATE

evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of a pool of certain hybrid adjustable-rate single family, fully amortizing, first lien Mortgage Loans formed and sold by

GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF, OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICER, THE TRUSTEE, OR ANY OF THEIR AFFILIATES.  NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

THIS CERTIFIES THAT:

CEDE & CO.

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class 3A2 Certificates (the “Class 3A2 Certificates”) issued by the trust (the “Trust”) created pursuant to a Trust Agreement, dated as specified above (the “Trust Agreement”), among GS Mortgage Securities Corp., as depositor (hereinafter the “Depositor,” which term includes any successor entity under the Trust Agreement), U.S. Bank National Association and Wells Fargo Bank, N.A., a summary of certain of the pertinent provisions of which is set forth hereafter.  The Trust consists primarily of a pool of Mortgage Loans.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in the Sale and Servicing Agreements, to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof assents and by which such Certificateholder is bound.

Distributions on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in November 2004 (each, a “Distribution Date”), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the Interest Accrual Period related to such Distribution Date (the “Record Date”).  Distributions on this Certificate will generally be made from collections on the Mortgage Loans.  All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

Distributions on this Certificate will be paid in accordance with the terms of the Trust Agreement and the Sale and Servicing Agreements.  Distributions allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate’s Percentage Interest of the related Available Distribution Amount to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2004-12 (herein called the “Certificates”), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Certificate Principal Balance of all the Class 3A2 Certificates.  The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement.  The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement.  To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the Senior Certificates and each of the Subordinate Certificates will be subordinated to each of the other Subordinate Certificates with a lower numerical class designation, if any.  All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement.  As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement.  Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) with respect to the Certificates other than the Residual Certificates, by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trustee in writing by the Record Date immediately prior to such Distribution Date and such Certificateholder is the registered owner of an initial Certificate Principal Balance of at least $1,000,000.  The Trustee may charge the Certificateholder a fee for any payment made by wire transfer.  Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor and the Trustee and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor and the Trustee with the consent of the Certificateholders entitled to at least 51% of the Voting Rights.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.  The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement.  As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Trustee or such other offices or agencies appointed by the Trustee for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Trustee and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Principal Balance will be issued to the designated transferee or transferees.

As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination.  No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

The Depositor, the Trustee, and the Certificate Registrar and any agent of the Depositor, the Trustee, or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of:  (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by Countrywide Home Loans Servicing LP or at the direction of the Depositor, in accordance with the Trust Agreement when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-Off Date.  Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Trustee which will be specified in the notice of termination.

Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at the Termination Price.

Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

The Trustee has executed this Certificate on behalf of the Trust as Trustee under the Trust Agreement, and the Trustee shall be liable hereunder only in respect of the assets of the Trust.

Capitalized terms used herein and not defined herein shall have the meaning assigned to them in the Trust Agreement.

In the event that the terms of this Certificate conflict with the terms of the Trust Agreement, the terms of the Trust Agreement shall control.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:	U.S. BANK NATIONAL ASSOCIATION, as Trustee
By: AUTHORIZED OFFICER

CERTIFICATE OF AUTHENTICATION

THIS IS ONE OF THE CLASS 3A2 CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.

WELLS FARGO BANK, N.A., as Certificate Registrar
By: AUTHORIZED OFFICER

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM—as tenants in common TEN ENT—as tenants by the entireties	UNIF GIFT MIN ACT— ____Custodian__________ (Cust) (Minor)
JT TEN—as joint tenants with rights of survivorship and not as Tenants in Common	Under Uniform Gifts to Minors Act______________ (State)

Additional abbreviations may also be used
though not in the above list.

FORM OF TRANSFER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF
ASSIGNEE

(Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and, appoint __________________

(Attorney) to transfer the said Certificate in the Certificate Register of the within-named Trust,

with full power of substitution in the premises.

Dated: ______________________

__________________________________

NOTICE: The signature to this assignment must correspond with  the name as written upon the face of this certificate in every particular without alteration or enlargement or any change whatever.

__________________________________

SIGNATURE GUARANTEED: The signature must be guaranteed by a commercial bank or trust company or by a member firm of the New York Stock Exchange or another national certificates exchange.  Notarized or witnessed signatures are not acceptable.

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to ___________________________, for the account of _____________________, account number _________________, or if mailed by check to ______________________________.  Applicable reports and statements should be mailed to __________________________.  This information is provided by ____________________________, the assignee named above, or _______________, as agent.

EXHIBIT 3A3

FORM OF CLASS 3A3 CERTIFICATE

GS MORTGAGE SECURITIES CORP., DEPOSITOR
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-12
CLASS 3A3 CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CLASS 3A3 CERTIFICATE IS SUBORDINATED TO THE EXTENT DESCRIBED HEREIN AND IN THE TRUST AGREEMENT REFERENCED HEREIN.

THIS CLASS 3A3 CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.

THE PRINCIPAL OF THIS CLASS 3A3 CERTIFICATE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE.  ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW.  ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE TRUSTEE.

GS MORTGAGE SECURITIES CORP., DEPOSITOR
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-12
CLASS 3A3 CERTIFICATE

INITIAL CERTIFICATE RATE PER ANNUM: 4.593%[12]	APPROXIMATE AGGREGATE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THE CLASS 3A3 CERTIFICATES AS OF THE CLOSING DATE: $ 63,505,000
PERCENTAGE INTEREST: 100%
MINIMUM DENOMINATION:	$25,000 AND $1 IN EXCESS OF $25,000
DATE OF THE TRUST AGREEMENT: OCTOBER 1, 2004	APPROXIMATE AGGREGATE SCHEDULED PRINCIPAL BALANCE AS OF THE CUT-OFF DATE OF THE MORTGAGE LOANS HELD BY THE TRUST: $1,010,886,912
CLOSING DATE: OCTOBER 29, 2004
FIRST DISTRIBUTION DATE: NOVEMBER 26, 2004
FINAL SCHEDULED DISTRIBUTION DATE: DECEMBER 2034	TRUSTEE: U.S. BANK NATIONAL ASSOCIATION SECURITIES ADMINISTRATOR: WELLS FARGO BANK, N.A.
NO. 1	CUSIP NUMBER: 36242D LC 5 ISIN NUMBER: US36242DLC55

GS MORTGAGE SECURITIES CORP., DEPOSITOR
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-12
CLASS 3A3 CERTIFICATE

evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of a pool of certain hybrid adjustable-rate single family, fully amortizing, first lien Mortgage Loans formed and sold by

GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF, OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICER, THE TRUSTEE, OR ANY OF THEIR AFFILIATES.  NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

THIS CERTIFIES THAT:

CEDE & CO.

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class 3A3 Certificates (the “Class 3A3 Certificates”) issued by the trust (the “Trust”) created pursuant to a Trust Agreement, dated as specified above (the “Trust Agreement”), among GS Mortgage Securities Corp., as depositor (hereinafter the “Depositor,” which term includes any successor entity under the Trust Agreement), U.S. Bank National Association and Wells Fargo Bank, N.A., a summary of certain of the pertinent provisions of which is set forth hereafter.  The Trust consists primarily of a pool of Mortgage Loans.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in the Sale and Servicing Agreements, to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof assents and by which such Certificateholder is bound.

Distributions on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in November 2004 (each, a “Distribution Date”), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the Interest Accrual Period related to such Distribution Date (the “Record Date”).  Distributions on this Certificate will generally be made from collections on the Mortgage Loans.  All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

Distributions on this Certificate will be paid in accordance with the terms of the Trust Agreement and the Sale and Servicing Agreements.  Distributions allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate’s Percentage Interest of the related Available Distribution Amount to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2004-12 (herein called the “Certificates”), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Certificate Principal Balance of all the Class 3A3 Certificates.  The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement.  The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement.  To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the Senior Certificates and each of the Subordinate Certificates will be subordinated to each of the other Subordinate Certificates with a lower numerical class designation, if any.  All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement.  As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement.  Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) with respect to the Certificates other than the Residual Certificates, by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trustee in writing by the Record Date immediately prior to such Distribution Date and such Certificateholder is the registered owner of an initial Certificate Principal Balance of at least $1,000,000.  The Trustee may charge the Certificateholder a fee for any payment made by wire transfer.  Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor and the Trustee and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor and the Trustee with the consent of the Certificateholders entitled to at least 51% of the Voting Rights.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.  The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement.  As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Trustee or such other offices or agencies appointed by the Trustee for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Trustee and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Principal Balance will be issued to the designated transferee or transferees.

As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination.  No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

The Depositor, the Trustee, and the Certificate Registrar and any agent of the Depositor, the Trustee, or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of:  (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by Countrywide Home Loans Servicing LP or at the direction of the Depositor, in accordance with the Trust Agreement when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-Off Date.  Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Trustee which will be specified in the notice of termination.

Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at the Termination Price.

Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

The Trustee has executed this Certificate on behalf of the Trust as Trustee under the Trust Agreement, and the Trustee shall be liable hereunder only in respect of the assets of the Trust.

Capitalized terms used herein and not defined herein shall have the meaning assigned to them in the Trust Agreement.

In the event that the terms of this Certificate conflict with the terms of the Trust Agreement, the terms of the Trust Agreement shall control.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:	U.S. BANK NATIONAL ASSOCIATION, as Trustee
By: AUTHORIZED OFFICER

CERTIFICATE OF AUTHENTICATION

THIS IS ONE OF THE CLASS 3A3 CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.

WELLS FARGO BANK, N.A., as Certificate Registrar
By: AUTHORIZED OFFICER

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM—as tenants in common TEN ENT—as tenants by the entireties	UNIF GIFT MIN ACT— ____Custodian__________ (Cust) (Minor)
JT TEN—as joint tenants with rights of survivorship and not as Tenants in Common	Under Uniform Gifts to Minors Act______________ (State)

Additional abbreviations may also be used
though not in the above list.

FORM OF TRANSFER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF
ASSIGNEE

(Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and, appoint __________________

(Attorney) to transfer the said Certificate in the Certificate Register of the within-named Trust,

with full power of substitution in the premises.

Dated: ______________________

__________________________________

NOTICE: The signature to this assignment must correspond with  the name as written upon the face of this certificate in every particular without alteration or enlargement or any change whatever.

__________________________________

SIGNATURE GUARANTEED: The signature must be guaranteed by a commercial bank or trust company or by a member firm of the New York Stock Exchange or another national certificates exchange.  Notarized or witnessed signatures are not acceptable.

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to ___________________________, for the account of _____________________, account number _________________, or if mailed by check to ______________________________.  Applicable reports and statements should be mailed to __________________________.  This information is provided by ____________________________, the assignee named above, or _______________, as agent.

EXHIBIT 3A4

FORM OF CLASS 3A4 CERTIFICATE

GS MORTGAGE SECURITIES CORP., DEPOSITOR
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-12
CLASS 3A4 CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CLASS 3A4 CERTIFICATE IS SUBORDINATED TO THE EXTENT DESCRIBED HEREIN AND IN THE TRUST AGREEMENT REFERENCED HEREIN.

THIS CLASS 3A4 CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.

THE PRINCIPAL OF THIS CLASS 3A4 CERTIFICATE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE.  ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW.  ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE TRUSTEE.

GS MORTGAGE SECURITIES CORP., DEPOSITOR
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-12
CLASS 3A4 CERTIFICATE

INITIAL CERTIFICATE RATE PER ANNUM: 4.593%[13]	APPROXIMATE AGGREGATE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THE CLASS 3A4 CERTIFICATES AS OF THE CLOSING DATE: $ 38,519,000
PERCENTAGE INTEREST: 100%
MINIMUM DENOMINATION:	$25,000 AND $1 IN EXCESS OF $25,000
DATE OF THE TRUST AGREEMENT: OCTOBER 1, 2004	APPROXIMATE AGGREGATE SCHEDULED PRINCIPAL BALANCE AS OF THE CUT-OFF DATE OF THE MORTGAGE LOANS HELD BY THE TRUST: $1,010,886,912
CLOSING DATE: OCTOBER 29, 2004
FIRST DISTRIBUTION DATE: NOVEMBER 26, 2004
FINAL SCHEDULED DISTRIBUTION DATE: DECEMBER 2034	TRUSTEE: U.S. BANK NATIONAL ASSOCIATION SECURITIES ADMINISTRATOR: WELLS FARGO BANK, N.A.
NO. 1	CUSIP NUMBER: 36242D LD 3 ISIN NUMBER: US36242DLD39

GS MORTGAGE SECURITIES CORP., DEPOSITOR
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-12
CLASS 3A4 CERTIFICATE

evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of a pool of certain hybrid adjustable-rate single family, fully amortizing, first lien Mortgage Loans formed and sold by

GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF, OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICER, THE TRUSTEE, OR ANY OF THEIR AFFILIATES.  NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

THIS CERTIFIES THAT:

CEDE & CO.

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class 3A4 Certificates (the “Class 3A4 Certificates”) issued by the trust (the “Trust”) created pursuant to a Trust Agreement, dated as specified above (the “Trust Agreement”), among GS Mortgage Securities Corp., as depositor (hereinafter the “Depositor,” which term includes any successor entity under the Trust Agreement), U.S. Bank National Association and Wells Fargo Bank, N.A., a summary of certain of the pertinent provisions of which is set forth hereafter.  The Trust consists primarily of a pool of Mortgage Loans.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in the Sale and Servicing Agreements, to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof assents and by which such Certificateholder is bound.

Distributions on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in November 2004 (each, a “Distribution Date”), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the Interest Accrual Period related to such Distribution Date (the “Record Date”).  Distributions on this Certificate will generally be made from collections on the Mortgage Loans.  All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

Distributions on this Certificate will be paid in accordance with the terms of the Trust Agreement and the Sale and Servicing Agreements.  Distributions allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate’s Percentage Interest of the related Available Distribution Amount to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2004-12 (herein called the “Certificates”), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Certificate Principal Balance of all the Class 3A4 Certificates.  The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement.  The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement.  To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the Senior Certificates and each of the Subordinate Certificates will be subordinated to each of the other Subordinate Certificates with a lower numerical class designation, if any.  All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement.  As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement.  Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) with respect to the Certificates other than the Residual Certificates, by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trustee in writing by the Record Date immediately prior to such Distribution Date and such Certificateholder is the registered owner of an initial Certificate Principal Balance of at least $1,000,000.  The Trustee may charge the Certificateholder a fee for any payment made by wire transfer.  Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor and the Trustee and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor and the Trustee with the consent of the Certificateholders entitled to at least 51% of the Voting Rights.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.  The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement.  As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Trustee or such other offices or agencies appointed by the Trustee for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Trustee and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Principal Balance will be issued to the designated transferee or transferees.

As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination.  No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

The Depositor, the Trustee, and the Certificate Registrar and any agent of the Depositor, the Trustee, or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of:  (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by Countrywide Home Loans Servicing LP or at the direction of the Depositor, in accordance with the Trust Agreement when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-Off Date.  Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Trustee which will be specified in the notice of termination.

Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at the Termination Price.

Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

The Trustee has executed this Certificate on behalf of the Trust as Trustee under the Trust Agreement, and the Trustee shall be liable hereunder only in respect of the assets of the Trust.

Capitalized terms used herein and not defined herein shall have the meaning assigned to them in the Trust Agreement.

In the event that the terms of this Certificate conflict with the terms of the Trust Agreement, the terms of the Trust Agreement shall control.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:	U.S. BANK NATIONAL ASSOCIATION, as Trustee
By: AUTHORIZED OFFICER

CERTIFICATE OF AUTHENTICATION

THIS IS ONE OF THE CLASS 3A4 CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.

WELLS FARGO BANK, N.A., as Certificate Registrar
By: AUTHORIZED OFFICER

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM—as tenants in common TEN ENT—as tenants by the entireties	UNIF GIFT MIN ACT— ____Custodian__________ (Cust) (Minor)
JT TEN—as joint tenants with rights of survivorship and not as Tenants in Common	Under Uniform Gifts to Minors Act______________ (State)

Additional abbreviations may also be used
though not in the above list.

FORM OF TRANSFER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF
ASSIGNEE

(Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and, appoint __________________

(Attorney) to transfer the said Certificate in the Certificate Register of the within-named Trust,

with full power of substitution in the premises.

Dated: ______________________

__________________________________

NOTICE: The signature to this assignment must correspond with  the name as written upon the face of this certificate in every particular without alteration or enlargement or any change whatever.

__________________________________

SIGNATURE GUARANTEED: The signature must be guaranteed by a commercial bank or trust company or by a member firm of the New York Stock Exchange or another national certificates exchange.  Notarized or witnessed signatures are not acceptable.

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to ___________________________, for the account of _____________________, account number _________________, or if mailed by check to ______________________________.  Applicable reports and statements should be mailed to __________________________.  This information is provided by ____________________________, the assignee named above, or _______________, as agent.

EXHIBIT 3A5

FORM OF CLASS 3A5 CERTIFICATE

GS MORTGAGE SECURITIES CORP., DEPOSITOR
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-12
CLASS 3A5 CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CLASS 3A5 CERTIFICATE IS SUBORDINATED TO THE EXTENT DESCRIBED HEREIN AND IN THE TRUST AGREEMENT REFERENCED HEREIN.

THIS CLASS 3A5 CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.

THE PRINCIPAL OF THIS CLASS 3A5 CERTIFICATE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE.  ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW.  ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE TRUSTEE.

GS MORTGAGE SECURITIES CORP., DEPOSITOR
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-12
CLASS 3A5 CERTIFICATE

INITIAL CERTIFICATE RATE PER ANNUM: 4.593%[14]	APPROXIMATE AGGREGATE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THE CLASS 3A5 CERTIFICATES AS OF THE CLOSING DATE: $ 32,825,000
PERCENTAGE INTEREST: 100%
MINIMUM DENOMINATION:	$25,000 AND $1 IN EXCESS OF $25,000
DATE OF THE TRUST AGREEMENT: OCTOBER 1, 2004	APPROXIMATE AGGREGATE SCHEDULED PRINCIPAL BALANCE AS OF THE CUT-OFF DATE OF THE MORTGAGE LOANS HELD BY THE TRUST: $1,010,886,912
CLOSING DATE: OCTOBER 29, 2004
FIRST DISTRIBUTION DATE: NOVEMBER 26, 2004
FINAL SCHEDULED DISTRIBUTION DATE: DECEMBER 2034	TRUSTEE: U.S. BANK NATIONAL ASSOCIATION SECURITIES ADMINISTRATOR: WELLS FARGO BANK, N.A.
NO. 1	CUSIP NUMBER: 36242D LE 1 ISIN NUMBER: US36242DLE12

GS MORTGAGE SECURITIES CORP., DEPOSITOR
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-12
CLASS 3A5 CERTIFICATE

evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of a pool of certain hybrid adjustable-rate single family, fully amortizing, first lien Mortgage Loans formed and sold by

GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF, OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICER, THE TRUSTEE, OR ANY OF THEIR AFFILIATES.  NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

THIS CERTIFIES THAT:

CEDE & CO.

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class 3A5 Certificates (the “Class 3A5 Certificates”) issued by the trust (the “Trust”) created pursuant to a Trust Agreement, dated as specified above (the “Trust Agreement”), among GS Mortgage Securities Corp., as depositor (hereinafter the “Depositor,” which term includes any successor entity under the Trust Agreement), U.S. Bank National Association and Wells Fargo Bank, N.A., a summary of certain of the pertinent provisions of which is set forth hereafter.  The Trust consists primarily of a pool of Mortgage Loans.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in the Sale and Servicing Agreements, to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof assents and by which such Certificateholder is bound.

Distributions on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in November 2004 (each, a “Distribution Date”), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the Interest Accrual Period related to such Distribution Date (the “Record Date”).  Distributions on this Certificate will generally be made from collections on the Mortgage Loans.  All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

Distributions on this Certificate will be paid in accordance with the terms of the Trust Agreement and the Sale and Servicing Agreements.  Distributions allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate’s Percentage Interest of the related Available Distribution Amount to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2004-12 (herein called the “Certificates”), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Certificate Principal Balance of all the Class 3A5 Certificates.  The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement.  The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement.  To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the Senior Certificates and each of the Subordinate Certificates will be subordinated to each of the other Subordinate Certificates with a lower numerical class designation, if any.  All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement.  As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement.  Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) with respect to the Certificates other than the Residual Certificates, by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trustee in writing by the Record Date immediately prior to such Distribution Date and such Certificateholder is the registered owner of an initial Certificate Principal Balance of at least $1,000,000.  The Trustee may charge the Certificateholder a fee for any payment made by wire transfer.  Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor and the Trustee and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor and the Trustee with the consent of the Certificateholders entitled to at least 51% of the Voting Rights.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.  The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement.  As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Trustee or such other offices or agencies appointed by the Trustee for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Trustee and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Principal Balance will be issued to the designated transferee or transferees.

As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination.  No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

The Depositor, the Trustee, and the Certificate Registrar and any agent of the Depositor, the Trustee, or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of:  (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by Countrywide Home Loans Servicing LP or at the direction of the Depositor, in accordance with the Trust Agreement when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-Off Date.  Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Trustee which will be specified in the notice of termination.

Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at the Termination Price.

Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

The Trustee has executed this Certificate on behalf of the Trust as Trustee under the Trust Agreement, and the Trustee shall be liable hereunder only in respect of the assets of the Trust.

Capitalized terms used herein and not defined herein shall have the meaning assigned to them in the Trust Agreement.

In the event that the terms of this Certificate conflict with the terms of the Trust Agreement, the terms of the Trust Agreement shall control.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:	U.S. BANK NATIONAL ASSOCIATION, as Trustee
By: AUTHORIZED OFFICER

CERTIFICATE OF AUTHENTICATION

THIS IS ONE OF THE CLASS 3A5 CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.

WELLS FARGO BANK, N.A., as Certificate Registrar
By: AUTHORIZED OFFICER

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM—as tenants in common TEN ENT—as tenants by the entireties	UNIF GIFT MIN ACT— ____Custodian__________ (Cust) (Minor)
JT TEN—as joint tenants with rights of survivorship and not as Tenants in Common	Under Uniform Gifts to Minors Act______________ (State)

Additional abbreviations may also be used
though not in the above list.

FORM OF TRANSFER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF
ASSIGNEE

(Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and, appoint __________________

(Attorney) to transfer the said Certificate in the Certificate Register of the within-named Trust,

with full power of substitution in the premises.

Dated: ______________________

__________________________________

NOTICE: The signature to this assignment must correspond with  the name as written upon the face of this certificate in every particular without alteration or enlargement or any change whatever.

__________________________________

SIGNATURE GUARANTEED: The signature must be guaranteed by a commercial bank or trust company or by a member firm of the New York Stock Exchange or another national certificates exchange.  Notarized or witnessed signatures are not acceptable.

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to ___________________________, for the account of _____________________, account number _________________, or if mailed by check to ______________________________.  Applicable reports and statements should be mailed to __________________________.  This information is provided by ____________________________, the assignee named above, or _______________, as agent.

EXHIBIT 3A6

FORM OF CLASS 3A6 CERTIFICATE

GS MORTGAGE SECURITIES CORP., DEPOSITOR
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-12
CLASS 3A6 CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CLASS 3A6 CERTIFICATE IS SUBORDINATED TO THE EXTENT DESCRIBED HEREIN AND IN THE TRUST AGREEMENT REFERENCED HEREIN.

THIS CLASS 3A6 CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.

THE PRINCIPAL OF THIS CLASS 3A6 CERTIFICATE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE.  ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW.  ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE TRUSTEE.

GS MORTGAGE SECURITIES CORP., DEPOSITOR
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-12
CLASS 3A6 CERTIFICATE

INITIAL CERTIFICATE RATE PER ANNUM: 4.593%[15]	APPROXIMATE AGGREGATE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THE CLASS 3A6 CERTIFICATES AS OF THE CLOSING DATE: $ 88,679,000
PERCENTAGE INTEREST: 100%
MINIMUM DENOMINATION:	$25,000 AND $1 IN EXCESS OF $25,000
DATE OF THE TRUST AGREEMENT: OCTOBER 1, 2004	APPROXIMATE AGGREGATE SCHEDULED PRINCIPAL BALANCE AS OF THE CUT-OFF DATE OF THE MORTGAGE LOANS HELD BY THE TRUST: $1,010,886,912
CLOSING DATE: OCTOBER 29, 2004
FIRST DISTRIBUTION DATE: NOVEMBER 26, 2004
FINAL SCHEDULED DISTRIBUTION DATE: DECEMBER 2034	TRUSTEE: U.S. BANK NATIONAL ASSOCIATION SECURITIES ADMINISTRATOR: WELLS FARGO BANK, N.A.
NO. 1	CUSIP NUMBER: 36242D LF 8 ISIN NUMBER: US36242DLF86

GS MORTGAGE SECURITIES CORP., DEPOSITOR
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-12
CLASS 3A6 CERTIFICATE

evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of a pool of certain hybrid adjustable-rate single family, fully amortizing, first lien Mortgage Loans formed and sold by

GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF, OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICER, THE TRUSTEE, OR ANY OF THEIR AFFILIATES.  NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

THIS CERTIFIES THAT:

CEDE & CO.

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class 3A6 Certificates (the “Class 3A6 Certificates”) issued by the trust (the “Trust”) created pursuant to a Trust Agreement, dated as specified above (the “Trust Agreement”), among GS Mortgage Securities Corp., as depositor (hereinafter the “Depositor,” which term includes any successor entity under the Trust Agreement), U.S. Bank National Association and Wells Fargo Bank, N.A., a summary of certain of the pertinent provisions of which is set forth hereafter.  The Trust consists primarily of a pool of Mortgage Loans.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in the Sale and Servicing Agreements, to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof assents and by which such Certificateholder is bound.

Distributions on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in November 2004 (each, a “Distribution Date”), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the Interest Accrual Period related to such Distribution Date (the “Record Date”).  Distributions on this Certificate will generally be made from collections on the Mortgage Loans.  All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

Distributions on this Certificate will be paid in accordance with the terms of the Trust Agreement and the Sale and Servicing Agreements.  Distributions allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate’s Percentage Interest of the related Available Distribution Amount to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2004-12 (herein called the “Certificates”), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Certificate Principal Balance of all the Class 3A6 Certificates.  The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement.  The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement.  To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the Senior Certificates and each of the Subordinate Certificates will be subordinated to each of the other Subordinate Certificates with a lower numerical class designation, if any.  All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement.  As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement.  Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) with respect to the Certificates other than the Residual Certificates, by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trustee in writing by the Record Date immediately prior to such Distribution Date and such Certificateholder is the registered owner of an initial Certificate Principal Balance of at least $1,000,000.  The Trustee may charge the Certificateholder a fee for any payment made by wire transfer.  Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor and the Trustee and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor and the Trustee with the consent of the Certificateholders entitled to at least 51% of the Voting Rights.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.  The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement.  As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Trustee or such other offices or agencies appointed by the Trustee for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Trustee and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Principal Balance will be issued to the designated transferee or transferees.

As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination.  No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

The Depositor, the Trustee, and the Certificate Registrar and any agent of the Depositor, the Trustee, or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of:  (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by Countrywide Home Loans Servicing LP or at the direction of the Depositor, in accordance with the Trust Agreement when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-Off Date.  Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Trustee which will be specified in the notice of termination.

Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at the Termination Price.

Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

The Trustee has executed this Certificate on behalf of the Trust as Trustee under the Trust Agreement, and the Trustee shall be liable hereunder only in respect of the assets of the Trust.

Capitalized terms used herein and not defined herein shall have the meaning assigned to them in the Trust Agreement.

In the event that the terms of this Certificate conflict with the terms of the Trust Agreement, the terms of the Trust Agreement shall control.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:	U.S. BANK NATIONAL ASSOCIATION, as Trustee
By: AUTHORIZED OFFICER

CERTIFICATE OF AUTHENTICATION

THIS IS ONE OF THE CLASS 3A6 CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.

WELLS FARGO BANK, N.A., as Certificate Registrar
By: AUTHORIZED OFFICER

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM—as tenants in common TEN ENT—as tenants by the entireties	UNIF GIFT MIN ACT— ____Custodian__________ (Cust) (Minor)
JT TEN—as joint tenants with rights of survivorship and not as Tenants in Common	Under Uniform Gifts to Minors Act______________ (State)

Additional abbreviations may also be used
though not in the above list.

FORM OF TRANSFER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF
ASSIGNEE

(Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and, appoint __________________

(Attorney) to transfer the said Certificate in the Certificate Register of the within-named Trust,

with full power of substitution in the premises.

Dated: ______________________

__________________________________

NOTICE: The signature to this assignment must correspond with  the name as written upon the face of this certificate in every particular without alteration or enlargement or any change whatever.

__________________________________

SIGNATURE GUARANTEED: The signature must be guaranteed by a commercial bank or trust company or by a member firm of the New York Stock Exchange or another national certificates exchange.  Notarized or witnessed signatures are not acceptable.

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to ___________________________, for the account of _____________________, account number _________________, or if mailed by check to ______________________________.  Applicable reports and statements should be mailed to __________________________.  This information is provided by ____________________________, the assignee named above, or _______________, as agent.

EXHIBIT 1B1

FORM OF CLASS 1B1 CERTIFICATE

GS MORTGAGE SECURITIES CORP., DEPOSITOR
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-12
CLASS 1B1 CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CLASS 1B1 CERTIFICATE IS SUBORDINATED TO THE EXTENT DESCRIBED HEREIN AND IN THE TRUST AGREEMENT REFERENCED HEREIN.

THIS CLASS 1B1 CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.

THE PRINCIPAL OF THIS CLASS 1B1 CERTIFICATE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE.  ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW.  ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE TRUSTEE.

GS MORTGAGE SECURITIES CORP., DEPOSITOR
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-12
CLASS 1B1 CERTIFICATE

INITIAL CERTIFICATE RATE PER ANNUM: 2.533%[16]	APPROXIMATE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THE CLASS 1B1 CERTIFICATES: $ 8,800,000
PERCENTAGE INTEREST: 100%
MINIMUM DENOMINATION:	$250,000 AND $1 IN EXCESS OF $250,000
DATE OF THE TRUST AGREEMENT: OCTOBER 1, 2004	APPROXIMATE AGGREGATE SCHEDULED PRINCIPAL BALANCE AS OF THE CUT-OFF DATE OF THE MORTGAGE LOANS HELD BY THE TRUST: $1,010,886,912
CLOSING DATE: OCTOBER 29, 2004
FIRST DISTRIBUTION DATE: NOVEMBER 26, 2004
FINAL SCHEDULED DISTRIBUTION DATE: DECEMBER 2034	TRUSTEE: U.S. BANK NATIONAL ASSOCIATION SECURITIES ADMINISTRATOR: WELLS FARGO BANK, N.A.
NO. 1	CUSIP NUMBER: 36242D LG 6 ISIN NUMBER: US36242DLG69

GS MORTGAGE SECURITIES CORP., DEPOSITOR
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-12
CLASS 1B1 CERTIFICATE

evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of a pool of certain hybrid adjustable-rate single family, fully amortizing, first lien Mortgage Loans formed and sold by

GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICER, THE TRUSTEE, OR ANY OF THEIR AFFILIATES.  NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

THIS CERTIFIES THAT:

CEDE & CO.

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class 1B1 Certificates (the “Class 1B1 Certificates”) issued by the trust (the “Trust”) created pursuant to a Trust Agreement, dated as specified above (the “Trust Agreement”), between GS Mortgage Securites Corp., as depositor (hereinafter the “Depositor,” which term includes any successor entity under the Trust Agreement), U.S. Bank National Association and Wells Fargo Bank, N.A., a summary of certain of the pertinent provisions of which is set forth hereafter.  The Trust consists primarily of a pool of Mortgage Loans.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in the Sale and Servicing Agreements, to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof assents and by which such Certificateholder is bound.

Distributions on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in November 2004 (each, a “Distribution Date”), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the Interest Accrual Period related to such Distribution Date (the “Record Date”).  Distributions on this Certificate will generally be made from collections on the Mortgage Loans.  All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

Distributions on this Certificate will be paid in accordance with the terms of the Trust Agreement and the Sale and Servicing Agreements.  Distributions allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate’s Percentage Interest of the related Available Distribution to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2004-12 (herein called the “Certificates”), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Certificate Principal Balance of all the Class 1B1 Certificates.  The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement.  The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement.  To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the Senior Certificates and each of the Subordinate Certificates will be subordinated to each of the other Subordinate Certificates with a lower numerical class designation, if any.  All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement.  As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement.  Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) with respect to the Certificates other than the Residual Certificates, by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trustee in writing by the Record Date immediately prior to such Distribution Date and such Certificateholder is the registered owner of an initial Certificate Principal Balance of at least $1,000,000.  The Trustee may charge the Certificateholder a fee for any payment made by wire transfer.  Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor and the Trustee and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor and the Trustee with the consent of the Certificateholders entitled to at least 51% of the Voting Rights.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.  The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement.  As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Trustee or such other offices or agencies appointed by the Trustee for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Trustee and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Principal Balance will be issued to the designated transferee or transferees.

As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination.  No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

The Depositor, the Trustee, and the Certificate Registrar and any agent of the Depositor, the Trustee, or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of:  (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by Countrywide Home Loans Servicing LP or at the direction of the Depositor, in accordance with the Trust Agreement when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-Off Date.  Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Trustee which will be specified in the notice of termination.

Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at the Termination Price.

Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

The Trustee has executed this Certificate on behalf of the Trust as Trustee under the Trust Agreement, and the Trustee shall be liable hereunder only in respect of the assets of the Trust.

Capitalized terms used herein and not defined herein shall have the meaning assigned to them in the Trust Agreement.

In the event that the terms of this Certificate conflict with the terms of the Trust Agreement, the terms of the Trust Agreement shall control.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:	U.S. BANK NATIONAL ASSOCIATION, as Trustee
By: AUTHORIZED OFFICER

CERTIFICATE OF AUTHENTICATION

THIS IS ONE OF THE CLASS 1B1 CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.

WELLS FARGO BANK, N.A., as Certificate Registrar
By: AUTHORIZED SIGNATORY

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM—as tenants in common TEN ENT—as tenants by the entireties	UNIF GIFT MIN ACT— ____Custodian__________ (Cust) (Minor)
JT TEN—as joint tenants with rights of survivorship and not as Tenants in Common	Under Uniform Gifts to Minors Act______________ (State)

Additional abbreviations may also be used
though not in the above list.

FORM OF TRANSFER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF
ASSIGNEE

(Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and, appoint __________________

(Attorney) to transfer the said Certificate in the Certificate Register of the within-named Trust,

with full power of substitution in the premises.

Dated: ______________________

__________________________________

NOTICE: The signature to this assignment must correspond with  the name as written upon the face of this certificate in every particular without alteration or enlargement or any change whatever.

__________________________________

SIGNATURE GUARANTEED: The signature must be guaranteed by a commercial bank or trust company or by a member firm of the New York Stock Exchange or another national certificates exchange.  Notarized or witnessed signatures are not acceptable.

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to ___________________________, for the account of _____________________, account number _________________, or if mailed by check to ______________________________.  Applicable reports and statements should be mailed to __________________________.  This information is provided by ____________________________, the assignee named above, or _______________, as agent.

EXHIBIT 1B2

FORM OF CLASS 1B2 CERTIFICATE

GS MORTGAGE SECURITIES CORP., DEPOSITOR
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-12
CLASS 1B2 CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CLASS 1B2 CERTIFICATE IS SUBORDINATED TO THE EXTENT DESCRIBED HEREIN AND IN THE TRUST AGREEMENT REFERENCED HEREIN.

THIS CLASS 1B2 CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.

THE PRINCIPAL OF THIS CLASS 1B2 CERTIFICATE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE.  ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW.  ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE TRUSTEE.

GS MORTGAGE SECURITIES CORP., DEPOSITOR
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-12
CLASS 1B2 CERTIFICATE

INITIAL CERTIFICATE RATE PER ANNUM: 2.883%[17]	APPROXIMATE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THE CLASS 1B2 CERTIFICATES: $ 3,585,000
PERCENTAGE INTEREST: 100%
MINIMUM DENOMINATION:	$250,000 AND $1 IN EXCESS OF $250,000
DATE OF THE TRUST AGREEMENT: OCTOBER 1, 2004	APPROXIMATE AGGREGATE SCHEDULED PRINCIPAL BALANCE AS OF THE CUT-OFF DATE OF THE MORTGAGE LOANS HELD BY THE TRUST: $1,010,886,912
CLOSING DATE: OCTOBER 29, 2004
FIRST DISTRIBUTION DATE: NOVEMBER 26, 2004
FINAL SCHEDULED DISTRIBUTION DATE: DECEMBER 2034	TRUSTEE: U.S. BANK NATIONAL ASSOCIATION SECURITIES ADMINISTRATOR: WELLS FARGO BANK, N.A.
NO. 1	CUSIP NUMBER: 36242D LH 4 ISIN NUMBER: US36242DLH43

GS MORTGAGE SECURITIES CORP., DEPOSITOR
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-12
CLASS 1B2 CERTIFICATE

evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of a pool of certain hybrid adjustable-rate single family, fully amortizing, first lien Mortgage Loans formed and sold by

GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICER, THE TRUSTEE, OR ANY OF THEIR AFFILIATES.  NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

THIS CERTIFIES THAT:

CEDE & CO.

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class 1B2 Certificates (the “Class 1B2 Certificates”) issued by the trust (the “Trust”) created pursuant to a  Trust Agreement, dated as specified above (the “Trust Agreement”), between GS Mortgage Securities Corp., as depositor (hereinafter the “Depositor,” which term includes any successor entity under the Trust Agreement), U.S. Bank National Association and Wells Fargo Bank, N.A., a summary of certain of the pertinent provisions of which is set forth hereafter.  The Trust consists primarily of a pool of Mortgage Loans.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in the Sale and Servicing Agreements, to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof assents and by which such Certificateholder is bound.

Distributions on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in November 2004 (each, a “Distribution Date”), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the Interest Accrual Period related to such Distribution Date (the “Record Date”).  Distributions on this Certificate will generally be made from collections on the Mortgage Loans.  All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

Distributions on this Certificate will be paid in accordance with the terms of the Trust Agreement and the Sale and Servicing Agreements.  Distributions allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate’s Percentage Interest of the related Available Distribution to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2004-12 (herein called the “Certificates”), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Certificate Principal Balance of all the Class 1B2 Certificates.  The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement.  The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement.  To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the Senior Certificates and each of the Subordinate Certificates will be subordinated to each of the other Subordinate Certificates with a lower numerical class designation, if any.  All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement.  As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement.  Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) with respect to the Certificates other than the Residual Certificates, by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trustee in writing by the Record Date immediately prior to such Distribution Date and such Certificateholder is the registered owner of an initial Certificate Principal Balance of at least $1,000,000.  The Trustee may charge the Certificateholder a fee for any payment made by wire transfer.  Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor and the Trustee and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor and the Trustee with the consent of the Certificateholders entitled to at least 51% of the Voting Rights.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.  The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement.  As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Trustee or such other offices or agencies appointed by the Trustee for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Trustee and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Principal Balance will be issued to the designated transferee or transferees.

As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination.  No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

The Depositor, the Trustee and the Certificate Registrar and any agent of the Depositor, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of:  (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by Countrywide Home Loans Servicing LP or at the direction of the Depositor, in accordance with the Trust Agreement when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-Off Date.  Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Trustee which will be specified in the notice of termination.

Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at the Termination Price.

Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

The Trustee has executed this Certificate on behalf of the Trust as Trustee under the Trust Agreement, and the Trustee shall be liable hereunder only in respect of the assets of the Trust.

Capitalized terms used herein and not defined herein shall have the meaning assigned to them in the Trust Agreement.

In the event that the terms of this Certificate conflict with the terms of the Trust Agreement, the terms of the Trust Agreement shall control.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:	U.S. BANK NATIONAL ASSOCIATION, as Trustee
By: AUTHORIZED OFFICER

CERTIFICATE OF AUTHENTICATION

THIS IS ONE OF THE CLASS 1B2 CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.

WELLS FARGO BANK, N.A., as Certificate Registrar
By: AUTHORIZED SIGNATORY

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM—as tenants in common TEN ENT—as tenants by the entireties	UNIF GIFT MIN ACT— ____Custodian__________ (Cust) (Minor)
JT TEN—as joint tenants with rights of survivorship and not as Tenants in Common	Under Uniform Gifts to Minors Act______________ (State)

Additional abbreviations may also be used
though not in the above list.

FORM OF TRANSFER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF
ASSIGNEE

(Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and, appoint __________________

(Attorney) to transfer the said Certificate in the Certificate Register of the within-named Trust,

with full power of substitution in the premises.

Dated: ______________________

__________________________________

NOTICE: The signature to this assignment must correspond with  the name as written upon the face of this certificate in every particular without alteration or enlargement or any change whatever.

__________________________________

SIGNATURE GUARANTEED: The signature must be guaranteed by a commercial bank or trust company or by a member firm of the New York Stock Exchange or another national certificates exchange.  Notarized or witnessed signatures are not acceptable.

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to ___________________________, for the account of _____________________, account number _________________, or if mailed by check to ______________________________.  Applicable reports and statements should be mailed to __________________________.  This information is provided by ____________________________, the assignee named above, or _______________, as agent.

EXHIBIT 1B3

FORM OF CLASS 1B3 CERTIFICATE

GS MORTGAGE SECURITIES CORP., DEPOSITOR
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-12
CLASS 1B3 CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CLASS 1B3 CERTIFICATE IS SUBORDINATED TO THE EXTENT DESCRIBED HEREIN AND IN THE TRUST AGREEMENT REFERENCED HEREIN.

THIS CLASS 1B3 CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.

THE PRINCIPAL OF THIS CLASS 1B3 CERTIFICATE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE.  ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW.  ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE TRUSTEE.

GS MORTGAGE SECURITIES CORP., DEPOSITOR
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-12
CLASS 1B3 CERTIFICATE

INITIAL CERTIFICATE RATE PER ANNUM: 3.533%[18]	APPROXIMATE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THE CLASS 1B3 CERTIFICATES: $ 2,770,000
PERCENTAGE INTEREST: 100%
MINIMUM DENOMINATION:	$250,000 AND $1 IN EXCESS OF $250,000
DATE OF THE TRUST AGREEMENT: OCTOBER 1, 2004	APPROXIMATE AGGREGATE SCHEDULED PRINCIPAL BALANCE AS OF THE CUT-OFF DATE OF THE MORTGAGE LOANS HELD BY THE TRUST: $1,010,886,912
CLOSING DATE: OCTOBER 29, 2004
FIRST DISTRIBUTION DATE: NOVEMBER 26, 2004
FINAL SCHEDULED DISTRIBUTION DATE: DECEMBER 2034	TRUSTEE: U.S. BANK NATIONAL ASSOCIATION SECURITIES ADMINISTRATOR: WELLS FARGO BANK, N.A.
NO. 1	CUSIP NUMBER: 36242D LJ 0 ISIN NUMBER: US36242DLJ09

GS MORTGAGE SECURITIES CORP., DEPOSITOR
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-12
CLASS 1B3 CERTIFICATE

evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of a pool of certain hybrid adjustable-rate single family, fully amortizing, first lien Mortgage Loans formed and sold by

GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICER, THE TRUSTEE, OR ANY OF THEIR AFFILIATES.  NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

THIS CERTIFIES THAT:

CEDE & CO.

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class 1B3 Certificates (the “Class 1B3 Certificates”) issued by the trust (the “Trust”) created pursuant to a Trust Agreement, dated as specified above (the “Trust Agreement”), between GS Mortgage Securities Corp., as depositor (hereinafter the “Depositor,” which term includes any successor entity under the Trust Agreement), U.S. Bank National Association and Wells Fargo Bank, N.A., a summary of certain of the pertinent provisions of which is set forth hereafter.  The Trust consists primarily of a pool of Mortgage Loans.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in the Sale and Servicing Agreements, to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof assents and by which such Certificateholder is bound.

Distributions on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in November 2004 (each, a “Distribution Date”), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the Interest Accrual Period related to such Distribution Date (the “Record Date”).  Distributions on this Certificate will generally be made from collections on the Mortgage Loans.  All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

Distributions on this Certificate will be paid in accordance with the terms of the Trust Agreement and the Sale and Servicing Agreements.  Distributions allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate’s Percentage Interest of the related Available Distribution to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2004-12 (herein called the “Certificates”), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Certificate Principal Balance of all the Class 1B3 Certificates.  The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement.  The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement.  To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the Senior Certificates and each of the Subordinate Certificates will be subordinated to each of the other Subordinate Certificates with a lower numerical class designation, if any.  All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement.  As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement.  Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) with respect to the Certificates other than the Residual Certificates, by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trustee in writing by the Record Date immediately prior to such Distribution Date and such Certificateholder is the registered owner of an initial Certificate Principal Balance of at least $1,000,000.  The Trustee may charge the Certificateholder a fee for any payment made by wire transfer.  Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Trustee and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor, the Trustee with the consent of the Certificateholders entitled to at least 51% of the Voting Rights.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.  The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement.  As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Trustee or such other offices or agencies appointed by the Trustee for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Trustee and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Principal Balance will be issued to the designated transferee or transferees.

As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination.  No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

The Depositor, the Trustee, and the Certificate Registrar and any agent of the Depositor, the Trustee, or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of:  (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by Countrywide Home Loans Servicing LP or at the direction of the Depositor, in accordance with the Trust Agreement when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-Off Date.  Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Trustee which will be specified in the notice of termination.

Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at the Termination Price.

Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

The Trustee has executed this Certificate on behalf of the Trust as Trustee under the Trust Agreement, and the Trustee shall be liable hereunder only in respect of the assets of the Trust.

Capitalized terms used herein and not defined herein shall have the meaning assigned to them in the Trust Agreement.

In the event that the terms of this Certificate conflict with the terms of the Trust Agreement, the terms of the Trust Agreement shall control.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:	U.S. BANK NATIONAL ASSOCIATION, as Trustee
By: AUTHORIZED OFFICER

CERTIFICATE OF AUTHENTICATION

THIS IS ONE OF THE CLASS 1B3 CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.

WELLS FARGO BANK, N.A., as Certificate Registrar
By: AUTHORIZED SIGNATORY

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM—as tenants in common TEN ENT—as tenants by the entireties	UNIF GIFT MIN ACT— ____Custodian__________ (Cust) (Minor)
JT TEN—as joint tenants with rights of survivorship and not as Tenants in Common	Under Uniform Gifts to Minors Act______________ (State)

Additional abbreviations may also be used
though not in the above list.

FORM OF TRANSFER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF
ASSIGNEE

(Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and, appoint __________________

(Attorney) to transfer the said Certificate in the Certificate Register of the within-named Trust,

with full power of substitution in the premises.

Dated: ______________________

__________________________________

NOTICE: The signature to this assignment must correspond with  the name as written upon the face of this certificate in every particular without alteration or enlargement or any change whatever.

__________________________________

SIGNATURE GUARANTEED: The signature must be guaranteed by a commercial bank or trust company or by a member firm of the New York Stock Exchange or another national certificates exchange.  Notarized or witnessed signatures are not acceptable.

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to ___________________________, for the account of _____________________, account number _________________, or if mailed by check to ______________________________.  Applicable reports and statements should be mailed to __________________________.  This information is provided by ____________________________, the assignee named above, or _______________, as agent.

EXHIBIT 1B4

FORM OF CLASS 1B4 CERTIFICATE

GS MORTGAGE SECURITIES CORP., DEPOSITOR
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-12
CLASS 1B4 CERTIFICATE

THE CERTIFICATE EVIDENCED HEREBY HAS NOT BEEN AND WILL NOT BE REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE OFFERED, SOLD, PLEDGED, OR OTHERWISE TRANSFERRED EXCEPT (A)(1) TO A BUYER THAT THE SELLER OF SUCH CERTIFICATE REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A OR (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION.

THIS CERTIFICATE MAY NOT BE PURCHASED BY A TRANSFEREE THAT IS OR IS ACTING ON BEHALF OF OR INVESTING THE ASSETS OF AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT OR A KEOGH PLAN, WHICH IS SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) (EACH, A “PLAN”), OR A GOVERNMENTAL PLAN AS DEFINED IN SECTION 3(32) OF ERISA THAT IS SUBJECT TO ANY ESSENTIALLY SIMILAR FEDERAL, STATE OR LOCAL LAW (A “SIMILAR LAW”), OTHER THAN AN INSURANCE COMPANY USING THE ASSETS OF ITS GENERAL ACCOUNT UNDER CIRCUMSTANCES WHEREBY SUCH PURCHASE AND THE SUBSEQUENT HOLDING OF SUCH CERTIFICATE BY SUCH INSURANCE COMPANY WOULD NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION WITHIN THE MEANING OF SECTION 406 OF ERISA, SECTION 4975 OF THE CODE, OR A MATERIALLY SIMILAR CHARACTERIZATION UNDER ANY SIMILAR LAW.

THIS CLASS 1B4 CERTIFICATE IS SUBORDINATED TO THE EXTENT DESCRIBED HEREIN AND IN THE TRUST AGREEMENT REFERENCED HEREIN.

THIS CLASS 1B4 CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.

THE PRINCIPAL OF THIS CLASS 1B4 CERTIFICATE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE.  ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW.  ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE TRUSTEE.

GS MORTGAGE SECURITIES CORP., DEPOSITOR
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-12
CLASS 1B4 CERTIFICATE

INITIAL CERTIFICATE RATE PER ANNUM: 3.332%[1]	APPROXIMATE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THE CLASS 1B4 CERTIFICATES: $ 1,467,000
PERCENTAGE INTEREST: 100%
MINIMUM DENOMINATION:	$250,000 AND $1 IN EXCESS OF $250,000
DATE OF THE TRUST AGREEMENT: OCTOBER 1, 2004	APPROXIMATE AGGREGATE SCHEDULED PRINCIPAL BALANCE AS OF THE CUT-OFF DATE OF THE MORTGAGE LOANS HELD BY THE TRUST: $1,010,886,912
CLOSING DATE: OCTOBER 29, 2004
FIRST DISTRIBUTION DATE: NOVEMBER 26, 2004
FINAL SCHEDULED DISTRIBUTION DATE: DECEMBER 2034	TRUSTEE: U.S. BANK NATIONAL ASSOCIATION SECURITIES ADMINISTRATOR: WELLS FARGO BANK, N.A.
NO. 1	CUSIP NUMBER: 36242D MN 0 ISIN NUMBER: US36242DMN02

GS MORTGAGE SECURITIES CORP., DEPOSITOR
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-12
CLASS 1B4 CERTIFICATE

evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of a pool of certain hybrid adjustable-rate single family, fully amortizing, first lien Mortgage Loans formed and sold by

GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICER, THE TRUSTEE, OR ANY OF THEIR AFFILIATES.  NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

THIS CERTIFIES THAT:

GOLDMAN, SACHS & CO.

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class 1B4 Certificates (the “Class 1B4 Certificates”) issued by the trust (the “Trust”) created pursuant to a Trust Agreement, dated as specified above (the “Trust Agreement”), between GS Mortgage Securities Corp., as depositor (hereinafter the “Depositor,” which term includes any successor entity under the Trust Agreement), U.S. Bank National Association and Wells Fargo Bank, N.A., a summary of certain of the pertinent provisions of which is set forth hereafter.  The Trust consists primarily of a pool of Mortgage Loans.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in the Sale and Servicing Agreements, to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof assents and by which such Certificateholder is bound.

Distributions on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in November 2004 (each, a “Distribution Date”), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the Interest Accrual Period related to such Distribution Date (the “Record Date”).  Distributions on this Certificate will generally be made from collections on the Mortgage Loans.  All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

Distributions on this Certificate will be paid in accordance with the terms of the Trust Agreement and the Sale and Servicing Agreements.  Distributions allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate’s Percentage Interest of the related Available Distribution to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

By receipt of this Certificate, the Holder is deemed to represent that:  (1) it (A) is a Qualified Institutional Buyer, (B) is aware that the sale of this Certificate to it is being made in reliance on Rule 144A and (C) is acquiring this Certificate for its own account or for the account of a Qualified Institutional Buyer, as the case may be and (2) it understands that this Certificate has not been and will not be registered under the Securities Act and may not be reoffered, resold, or otherwise transferred except (A) to person who the Holder reasonably believes is a Qualified Institutional Buyer in a transaction meeting the requirements of Rule 144A, and (B) in accordance with all applicable state securities laws.

This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2004-12 (herein called the “Certificates”), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Certificate Principal Balance of all the Class 1B4 Certificates.  The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement.  The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement.  To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the Senior Certificates and each of the Subordinate Certificates will be subordinated to each of the other Subordinate Certificates with a lower numerical class designation, if any.  All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement.  As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement.  Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trustee in writing by the Record Date immediately prior to such Distribution Date and such Certificateholder is the registered owner of an initial Certificate Principal Balance of at least $500,000.  The Trustee may charge the Certificateholder a fee for any payment made by wire transfer.  Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor and the Trustee and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor and the Trustee with the consent of the Certificateholders entitled to at least 51% of the Voting Rights.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.  The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement.  As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Trustee or such other offices or agencies appointed by the Trustee for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Trustee and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Principal Balance will be issued to the designated transferee or transferees.

As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination.  No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

The Depositor, the Trustee, and the Certificate Registrar and any agent of the Depositor, the Trustee, or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of:  (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by Countrywide Home Loans Servicing LP or at the direction of the Depositor, in accordance with the Trust Agreement when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-Off Date.  Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Trustee which will be specified in the notice of termination.

Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at the Termination Price.

Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

The Trustee has executed this Certificate on behalf of the Trust as Trustee under the Trust Agreement, and the Trustee shall be liable hereunder only in respect of the assets of the Trust.

Capitalized terms used herein and not defined herein shall have the meaning assigned to them in the Trust Agreement.

In the event that the terms of this Certificate conflict with the terms of the Trust Agreement, the terms of the Trust Agreement shall control.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:	U.S. BANK NATIONAL ASSOCIATION, as Trustee
By: AUTHORIZED OFFICER

CERTIFICATE OF AUTHENTICATION

THIS IS ONE OF THE CLASS 1B4 CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.

WELLS FARGO BANK, N.A., as Certificate Registrar
By: AUTHORIZED SIGNATORY

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM—as tenants in common TEN ENT—as tenants by the entireties	UNIF GIFT MIN ACT— ____Custodian__________ (Cust) (Minor)
JT TEN—as joint tenants with rights of survivorship and not as Tenants in Common	Under Uniform Gifts to Minors Act______________ (State)

Additional abbreviations may also be used
though not in the above list.

FORM OF TRANSFER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF
ASSIGNEE

(Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and, appoint __________________

(Attorney) to transfer the said Certificate in the Certificate Register of the within-named Trust,

with full power of substitution in the premises.

Dated: ______________________

__________________________________

NOTICE: The signature to this assignment must correspond with  the name as written upon the face of this certificate in every particular without alteration or enlargement or any change whatever.

__________________________________

SIGNATURE GUARANTEED: The signature must be guaranteed by a commercial bank or trust company or by a member firm of the New York Stock Exchange or another national certificates exchange.  Notarized or witnessed signatures are not acceptable.

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to ___________________________, for the account of _____________________, account number _________________, or if mailed by check to ______________________________.  Applicable reports and statements should be mailed to __________________________.  This information is provided by ____________________________, the assignee named above, or _______________, as agent.

EXHIBIT 1B5

FORM OF CLASS 1B5 CERTIFICATE

GS MORTGAGE SECURITIES CORP., DEPOSITOR
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-12
CLASS 1B5 CERTIFICATE

THE CERTIFICATE EVIDENCED HEREBY HAS NOT BEEN AND WILL NOT BE REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE OFFERED, SOLD, PLEDGED, OR OTHERWISE TRANSFERRED EXCEPT (A)(1) TO A BUYER THAT THE SELLER OF SUCH CERTIFICATE REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A OR (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION.

THIS CERTIFICATE MAY NOT BE PURCHASED BY A TRANSFEREE THAT IS OR IS ACTING ON BEHALF OF OR INVESTING THE ASSETS OF AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT OR A KEOGH PLAN, WHICH IS SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) (EACH, A “PLAN”), OR A GOVERNMENTAL PLAN AS DEFINED IN SECTION 3(32) OF ERISA THAT IS SUBJECT TO ANY ESSENTIALLY SIMILAR FEDERAL, STATE OR LOCAL LAW (A “SIMILAR LAW”), OTHER THAN AN INSURANCE COMPANY USING THE ASSETS OF ITS GENERAL ACCOUNT UNDER CIRCUMSTANCES WHEREBY SUCH PURCHASE AND THE SUBSEQUENT HOLDING OF SUCH CERTIFICATE BY SUCH INSURANCE COMPANY WOULD NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION WITHIN THE MEANING OF SECTION 406 OF ERISA, SECTION 4975 OF THE CODE, OR A MATERIALLY SIMILAR CHARACTERIZATION UNDER ANY SIMILAR LAW.

THIS CLASS 1B5 CERTIFICATE IS SUBORDINATED TO THE EXTENT DESCRIBED HEREIN AND IN THE TRUST AGREEMENT REFERENCED HEREIN.

THIS CLASS 1B5 CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.

THE PRINCIPAL OF THIS CLASS 1B5 CERTIFICATE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE.  ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW.  ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE TRUSTEE.

GS MORTGAGE SECURITIES CORP., DEPOSITOR
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-12
CLASS 1B5 CERTIFICATE

INITIAL CERTIFICATE RATE PER ANNUM: 3.332%[1]	APPROXIMATE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THE CLASS 1B5 CERTIFICATES: $ 815,000
PERCENTAGE INTEREST: 100%
MINIMUM DENOMINATION:	$250,000 AND $1 IN EXCESS OF $250,000
DATE OF THE TRUST AGREEMENT: OCTOBER 1, 2004	APPROXIMATE AGGREGATE SCHEDULED PRINCIPAL BALANCE AS OF THE CUT-OFF DATE OF THE MORTGAGE LOANS HELD BY THE TRUST: $1,010,886,912
CLOSING DATE: OCTOBER 29, 2004
FIRST DISTRIBUTION DATE: NOVEMBER 26, 2004
FINAL SCHEDULED DISTRIBUTION DATE: DECEMBER 2034	TRUSTEE: U.S. BANK NATIONAL ASSOCIATION SECURITIES ADMINISTRATOR: WELLS FARGO BANK, N.A.
NO. 1	CUSIP NUMBER: 36242D MP 5 ISIN NUMBER: US36242DMP59

GS MORTGAGE SECURITIES CORP., DEPOSITOR
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-12
CLASS 1B5 CERTIFICATE

evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of a pool of certain hybrid adjustable-rate single family, fully amortizing, first lien Mortgage Loans formed and sold by

GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICER, THE TRUSTEE, OR ANY OF THEIR AFFILIATES.  NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

THIS CERTIFIES THAT:

GOLDMAN, SACHS & CO.

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class 1B5 Certificates (the “Class 1B5 Certificates”) issued by the trust (the “Trust”) created pursuant to a Trust Agreement, dated as specified above (the “Trust Agreement”), between GS Mortgage Securities Corp., as depositor (hereinafter the “Depositor,” which term includes any successor entity under the Trust Agreement), U.S. Bank National Association and Wells Fargo Bank, N.A., a summary of certain of the pertinent provisions of which is set forth hereafter.  The Trust consists primarily of a pool of Mortgage Loans.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in the Sale and Servicing Agreements, to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof assents and by which such Certificateholder is bound.

Distributions on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in November 2004 (each, a “Distribution Date”), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the Interest Accrual Period related to such Distribution Date (the “Record Date”).  Distributions on this Certificate will generally be made from collections on the Mortgage Loans.  All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

Distributions on this Certificate will be paid in accordance with the terms of the Trust Agreement and the Sale and Servicing Agreements.  Distributions allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate’s Percentage Interest of the related Available Distribution to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

By receipt of this Certificate, the Holder is deemed to represent that:  (1) it (A) is a Qualified Institutional Buyer, (B) is aware that the sale of this Certificate to it is being made in reliance on Rule 144A and (C) is acquiring this Certificate for its own account or for the account of a Qualified Institutional Buyer, as the case may be and (2) it understands that this Certificate has not been and will not be registered under the Securities Act and may not be reoffered, resold, or otherwise transferred except (A) to person who the Holder reasonably believes is a Qualified Institutional Buyer in a transaction meeting the requirements of Rule 144A, and (B) in accordance with all applicable state securities laws.

This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2004-12 (herein called the “Certificates”), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Certificate Principal Balance of all the Class 1B5 Certificates.  The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement.  The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement.  To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the Senior Certificates and each of the Subordinate Certificates will be subordinated to each of the other Subordinate Certificates with a lower numerical class designation, if any.  All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement.  As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement.  Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trustee in writing by the Record Date immediately prior to such Distribution Date and such Certificateholder is the registered owner of an initial Certificate Principal Balance of at least $500,000.  The Trustee may charge the Certificateholder a fee for any payment made by wire transfer.  Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor and the Trustee and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor and the Trustee with the consent of the Certificateholders entitled to at least 51% of the Voting Rights.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.  The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement.  As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Trustee or such other offices or agencies appointed by the Trustee for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Trustee and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Principal Balance will be issued to the designated transferee or transferees.

As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination.  No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

The Depositor, the Trustee, and the Certificate Registrar and any agent of the Depositor, the Trustee, or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of:  (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by Countrywide Home Loans Servicing LP or at the direction of the Depositor, in accordance with the Trust Agreement when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-Off Date.  Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Trustee which will be specified in the notice of termination.

Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at the Termination Price.

Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

The Trustee has executed this Certificate on behalf of the Trust as Trustee under the Trust Agreement, and the Trustee shall be liable hereunder only in respect of the assets of the Trust.

Capitalized terms used herein and not defined herein shall have the meaning assigned to them in the Trust Agreement.

In the event that the terms of this Certificate conflict with the terms of the Trust Agreement, the terms of the Trust Agreement shall control.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:	U.S. BANK NATIONAL ASSOCIATION, as Trustee
By: AUTHORIZED OFFICER

CERTIFICATE OF AUTHENTICATION

THIS IS ONE OF THE CLASS 1B5 CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.

WELLS FARGO BANK, N.A., as Certificate Registrar
By: AUTHORIZED SIGNATORY

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM—as tenants in common TEN ENT—as tenants by the entireties	UNIF GIFT MIN ACT— ____Custodian__________ (Cust) (Minor)
JT TEN—as joint tenants with rights of survivorship and not as Tenants in Common	Under Uniform Gifts to Minors Act______________ (State)

Additional abbreviations may also be used
though not in the above list.

FORM OF TRANSFER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF
ASSIGNEE

(Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and, appoint __________________

(Attorney) to transfer the said Certificate in the Certificate Register of the within-named Trust,

with full power of substitution in the premises.

Dated: ______________________

__________________________________

NOTICE: The signature to this assignment must correspond with  the name as written upon the face of this certificate in every particular without alteration or enlargement or any change whatever.

__________________________________

SIGNATURE GUARANTEED: The signature must be guaranteed by a commercial bank or trust company or by a member firm of the New York Stock Exchange or another national certificates exchange.  Notarized or witnessed signatures are not acceptable.

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to ___________________________, for the account of _____________________, account number _________________, or if mailed by check to ______________________________.  Applicable reports and statements should be mailed to __________________________.  This information is provided by ____________________________, the assignee named above, or _______________, as agent.

EXHIBIT 1B6

FORM OF CLASS 1B6 CERTIFICATE

GS MORTGAGE SECURITIES CORP., DEPOSITOR
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-12
CLASS 1B6 CERTIFICATE

THE CERTIFICATE EVIDENCED HEREBY HAS NOT BEEN AND WILL NOT BE REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE OFFERED, SOLD, PLEDGED, OR OTHERWISE TRANSFERRED EXCEPT (A)(1) TO A BUYER THAT THE SELLER OF SUCH CERTIFICATE REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A OR (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION.

THIS CERTIFICATE MAY NOT BE PURCHASED BY A TRANSFEREE THAT IS OR IS ACTING ON BEHALF OF OR INVESTING THE ASSETS OF AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT OR A KEOGH PLAN, WHICH IS SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) (EACH, A “PLAN”), OR A GOVERNMENTAL PLAN AS DEFINED IN SECTION 3(32) OF ERISA THAT IS SUBJECT TO ANY ESSENTIALLY SIMILAR FEDERAL, STATE OR LOCAL LAW (A “SIMILAR LAW”), OTHER THAN AN INSURANCE COMPANY USING THE ASSETS OF ITS GENERAL ACCOUNT UNDER CIRCUMSTANCES WHEREBY SUCH PURCHASE AND THE SUBSEQUENT HOLDING OF SUCH CERTIFICATE BY SUCH INSURANCE COMPANY WOULD NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION WITHIN THE MEANING OF SECTION 406 OF ERISA, SECTION 4975 OF THE CODE, OR A MATERIALLY SIMILAR CHARACTERIZATION UNDER ANY SIMILAR LAW.

THIS CLASS 1B6 CERTIFICATE IS SUBORDINATED TO THE EXTENT DESCRIBED HEREIN AND IN THE TRUST AGREEMENT REFERENCED HEREIN.

THIS CLASS 1B6 CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.

THE PRINCIPAL OF THIS CLASS 1B6 CERTIFICATE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE.  ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW.  ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE TRUSTEE.

GS MORTGAGE SECURITIES CORP., DEPOSITOR
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-12
CLASS 1B6 CERTIFICATE

INITIAL CERTIFICATE RATE PER ANNUM: 3.332%[1]	APPROXIMATE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THE CLASS 1B6 CERTIFICATES: $ 2,118,829
PERCENTAGE INTEREST: 100%
MINIMUM DENOMINATION:	$250,000 AND $1 IN EXCESS OF $250,000
DATE OF THE TRUST AGREEMENT: OCTOBER 1, 2004	APPROXIMATE AGGREGATE SCHEDULED PRINCIPAL BALANCE AS OF THE CUT-OFF DATE OF THE MORTGAGE LOANS HELD BY THE TRUST: $1,010,886,912
CLOSING DATE: OCTOBER 29, 2004
FIRST DISTRIBUTION DATE: NOVEMBER 26, 2004
FINAL SCHEDULED DISTRIBUTION DATE: DECEMBER 2034	TRUSTEE: U.S. BANK NATIONAL ASSOCIATION SECURITIES ADMINISTRATOR: WELLS FARGO BANK, N.A.
NO. 1	CUSIP NUMBER: 36242D MQ 3 ISIN NUMBER: US36242DMQ33

GS MORTGAGE SECURITIES CORP., DEPOSITOR
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-12
CLASS 1B6 CERTIFICATE

evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of a pool of certain hybrid adjustable-rate single family, fully amortizing, first lien Mortgage Loans formed and sold by

GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICER, THE TRUSTEE, OR ANY OF THEIR AFFILIATES.  NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

THIS CERTIFIES THAT:

GOLDMAN, SACHS & CO.

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class 1B6 Certificates (the “Class 1B6 Certificates”) issued by the trust (the “Trust”) created pursuant to a Trust Agreement, dated as specified above (the “Trust Agreement”), between GS Mortgage Securities Corp., as depositor (hereinafter the “Depositor,” which term includes any successor entity under the Trust Agreement), U.S. Bank National Association and Wells Fargo Bank, N.A., a summary of certain of the pertinent provisions of which is set forth hereafter.  The Trust consists primarily of a pool of Mortgage Loans.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in the Sale and Servicing Agreements, to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof assents and by which such Certificateholder is bound.

Distributions on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in November 2004 (each, a “Distribution Date”), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the Interest Accrual Period related to such Distribution Date (the “Record Date”).  Distributions on this Certificate will generally be made from collections on the Mortgage Loans.  All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

Distributions on this Certificate will be paid in accordance with the terms of the Trust Agreement and the Sale and Servicing Agreements.  Distributions allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate’s Percentage Interest of the related Available Distribution to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

By receipt of this Certificate, the Holder is deemed to represent that:  (1) it (A) is a Qualified Institutional Buyer, (B) is aware that the sale of this Certificate to it is being made in reliance on Rule 144A and (C) is acquiring this Certificate for its own account or for the account of a Qualified Institutional Buyer, as the case may be and (2) it understands that this Certificate has not been and will not be registered under the Securities Act and may not be reoffered, resold, or otherwise transferred except (A) to person who the Holder reasonably believes is a Qualified Institutional Buyer in a transaction meeting the requirements of Rule 144A, and (B) in accordance with all applicable state securities laws.

This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2004-12 (herein called the “Certificates”), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Certificate Principal Balance of all the Class 1B6 Certificates.  The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement.  The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement.  To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the Senior Certificates and each of the Subordinate Certificates will be subordinated to each of the other Subordinate Certificates with a lower numerical class designation, if any.  All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement.  As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement.  Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trustee in writing by the Record Date immediately prior to such Distribution Date and such Certificateholder is the registered owner of an initial Certificate Principal Balance of at least $500,000.  The Trustee may charge the Certificateholder a fee for any payment made by wire transfer.  Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor and the Trustee and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor and the Trustee with the consent of the Certificateholders entitled to at least 51% of the Voting Rights.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.  The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement.  As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Trustee or such other offices or agencies appointed by the Trustee for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Trustee and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Principal Balance will be issued to the designated transferee or transferees.

As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination.  No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

The Depositor, the Trustee, and the Certificate Registrar and any agent of the Depositor, the Trustee, or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of:  (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by Countrywide Home Loans Servicing LP or at the direction of the Depositor, in accordance with the Trust Agreement when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-Off Date.  Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Trustee which will be specified in the notice of termination.

Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at the Termination Price.

Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

The Trustee has executed this Certificate on behalf of the Trust as Trustee under the Trust Agreement, and the Trustee shall be liable hereunder only in respect of the assets of the Trust.

Capitalized terms used herein and not defined herein shall have the meaning assigned to them in the Trust Agreement.

In the event that the terms of this Certificate conflict with the terms of the Trust Agreement, the terms of the Trust Agreement shall control.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:	U.S. BANK NATIONAL ASSOCIATION as Trustee
By: AUTHORIZED OFFICER

CERTIFICATE OF AUTHENTICATION

THIS IS ONE OF THE CLASS 1B6 CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.

WELLS FARGO BANK, N.A. as Certificate Registrar
By: AUTHORIZED SIGNATORY

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM—as tenants in common TEN ENT—as tenants by the entireties	UNIF GIFT MIN ACT— ____Custodian__________ (Cust) (Minor)
JT TEN—as joint tenants with rights of survivorship and not as Tenants in Common	Under Uniform Gifts to Minors Act______________ (State)

Additional abbreviations may also be used
though not in the above list.

FORM OF TRANSFER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF
ASSIGNEE

(Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and, appoint __________________

(Attorney) to transfer the said Certificate in the Certificate Register of the within-named Trust,

with full power of substitution in the premises.

Dated: ______________________

__________________________________

NOTICE: The signature to this assignment must correspond with  the name as written upon the face of this certificate in every particular without alteration or enlargement or any change whatever.

__________________________________

SIGNATURE GUARANTEED: The signature must be guaranteed by a commercial bank or trust company or by a member firm of the New York Stock Exchange or another national certificates exchange.  Notarized or witnessed signatures are not acceptable.

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to ___________________________, for the account of _____________________, account number _________________, or if mailed by check to ______________________________.  Applicable reports and statements should be mailed to __________________________.  This information is provided by ____________________________, the assignee named above, or _______________, as agent.

EXHIBIT 2B1

FORM OF CLASS 2B1 CERTIFICATE

GS MORTGAGE SECURITIES CORP., DEPOSITOR
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-12
CLASS 2B1 CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CLASS 2B1 CERTIFICATE IS SUBORDINATED TO THE EXTENT DESCRIBED HEREIN AND IN THE TRUST AGREEMENT REFERENCED HEREIN.

THIS CLASS 2B1 CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.

THE PRINCIPAL OF THIS CLASS 2B1 CERTIFICATE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE.  ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW.  ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE TRUSTEE.

GS MORTGAGE SECURITIES CORP., DEPOSITOR
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-12
CLASS 2B1 CERTIFICATE

INITIAL CERTIFICATE RATE PER ANNUM: 4.715%[19]	APPROXIMATE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THE CLASS 2B1 CERTIFICATES: $ 12,673,000
PERCENTAGE INTEREST: 100%
MINIMUM DENOMINATION:	$250,000 AND $1 IN EXCESS OF $250,000
DATE OF THE TRUST AGREEMENT: OCTOBER 1, 2004	APPROXIMATE AGGREGATE SCHEDULED PRINCIPAL BALANCE AS OF THE CUT-OFF DATE OF THE MORTGAGE LOANS HELD BY THE TRUST: $1,010,886,912
CLOSING DATE: OCTOBER 29, 2004
FIRST DISTRIBUTION DATE: NOVEMBER 26, 2004
FINAL SCHEDULED DISTRIBUTION DATE: DECEMBER 2034	TRUSTEE: U.S. BANK NATIONAL ASSOCIATION SECURITIES ADMINISTRATOR: WELLS FARGO BANK, N.A.
NO. 1	CUSIP NUMBER: 36242D LK 7 ISIN NUMBER: US36242DLK71

GS MORTGAGE SECURITIES CORP., DEPOSITOR
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-12
CLASS 2B1 CERTIFICATE

evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of a pool of certain hybrid adjustable-rate single family, fully amortizing, first lien Mortgage Loans formed and sold by

GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICER, THE TRUSTEE, OR ANY OF THEIR AFFILIATES.  NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

THIS CERTIFIES THAT:

CEDE & CO.

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class 2B1 Certificates (the “Class 2B1 Certificates”) issued by the trust (the “Trust”) created pursuant to a Trust Agreement, dated as specified above (the “Trust Agreement”), between GS Mortgage Securites Corp., as depositor (hereinafter the “Depositor,” which term includes any successor entity under the Trust Agreement), U.S. Bank National Association and Wells Fargo Bank, N.A., a summary of certain of the pertinent provisions of which is set forth hereafter.  The Trust consists primarily of a pool of Mortgage Loans.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in the Sale and Servicing Agreements, to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof assents and by which such Certificateholder is bound.

Distributions on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in November 2004 (each, a “Distribution Date”), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the Interest Accrual Period related to such Distribution Date (the “Record Date”).  Distributions on this Certificate will generally be made from collections on the Mortgage Loans.  All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

Distributions on this Certificate will be paid in accordance with the terms of the Trust Agreement and the Sale and Servicing Agreements.  Distributions allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate’s Percentage Interest of the related Available Distribution to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2004-12 (herein called the “Certificates”), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Certificate Principal Balance of all the Class 2B1 Certificates.  The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement.  The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement.  To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the Senior Certificates and each of the Subordinate Certificates will be subordinated to each of the other Subordinate Certificates with a lower numerical class designation, if any.  All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement.  As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement.  Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) with respect to the Certificates other than the Residual Certificates, by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trustee in writing by the Record Date immediately prior to such Distribution Date and such Certificateholder is the registered owner of an initial Certificate Principal Balance of at least $1,000,000.  The Trustee may charge the Certificateholder a fee for any payment made by wire transfer.  Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor and the Trustee and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor and the Trustee with the consent of the Certificateholders entitled to at least 51% of the Voting Rights.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.  The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement.  As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Trustee or such other offices or agencies appointed by the Trustee for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Trustee and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Principal Balance will be issued to the designated transferee or transferees.

As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination.  No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

The Depositor, the Trustee, and the Certificate Registrar and any agent of the Depositor, the Trustee, or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of:  (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by Countrywide Home Loans Servicing LP or at the direction of the Depositor, in accordance with the Trust Agreement when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-Off Date.  Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Trustee which will be specified in the notice of termination.

Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at the Termination Price.

Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

The Trustee has executed this Certificate on behalf of the Trust as Trustee under the Trust Agreement, and the Trustee shall be liable hereunder only in respect of the assets of the Trust.

Capitalized terms used herein and not defined herein shall have the meaning assigned to them in the Trust Agreement.

In the event that the terms of this Certificate conflict with the terms of the Trust Agreement, the terms of the Trust Agreement shall control.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:	U.S. BANK NATIONAL ASSOCIATION, as Trustee
By: AUTHORIZED OFFICER

CERTIFICATE OF AUTHENTICATION

THIS IS ONE OF THE CLASS 2B1 CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.

WELLS FARGO BANK, N.A., as Certificate Registrar
By: AUTHORIZED SIGNATORY

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM—as tenants in common TEN ENT—as tenants by the entireties	UNIF GIFT MIN ACT— ____Custodian__________ (Cust) (Minor)
JT TEN—as joint tenants with rights of survivorship and not as Tenants in Common	Under Uniform Gifts to Minors Act______________ (State)

Additional abbreviations may also be used
though not in the above list.

FORM OF TRANSFER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF
ASSIGNEE

(Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and, appoint __________________

(Attorney) to transfer the said Certificate in the Certificate Register of the within-named Trust,

with full power of substitution in the premises.

Dated: ______________________

__________________________________

NOTICE: The signature to this assignment must correspond with  the name as written upon the face of this certificate in every particular without alteration or enlargement or any change whatever.

__________________________________

SIGNATURE GUARANTEED: The signature must be guaranteed by a commercial bank or trust company or by a member firm of the New York Stock Exchange or another national certificates exchange.  Notarized or witnessed signatures are not acceptable.

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to ___________________________, for the account of _____________________, account number _________________, or if mailed by check to ______________________________.  Applicable reports and statements should be mailed to __________________________.  This information is provided by ____________________________, the assignee named above, or _______________, as agent.

EXHIBIT 2B2

FORM OF CLASS 2B2 CERTIFICATE

GS MORTGAGE SECURITIES CORP., DEPOSITOR
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-12
CLASS 2B2 CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CLASS 2B2 CERTIFICATE IS SUBORDINATED TO THE EXTENT DESCRIBED HEREIN AND IN THE TRUST AGREEMENT REFERENCED HEREIN.

THIS CLASS 2B2 CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.

THE PRINCIPAL OF THIS CLASS 2B2 CERTIFICATE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE.  ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW.  ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE TRUSTEE.

GS MORTGAGE SECURITIES CORP., DEPOSITOR
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-12
CLASS 2B2 CERTIFICATE

INITIAL CERTIFICATE RATE PER ANNUM: 4.715%[20]	APPROXIMATE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THE CLASS 2B2 CERTIFICATES: $ 6,507,000
PERCENTAGE INTEREST: 100%
MINIMUM DENOMINATION:	$250,000 AND $1 IN EXCESS OF $250,000
DATE OF THE TRUST AGREEMENT: OCTOBER 1, 2004	APPROXIMATE AGGREGATE SCHEDULED PRINCIPAL BALANCE AS OF THE CUT-OFF DATE OF THE MORTGAGE LOANS HELD BY THE TRUST: $1,010,886,912
CLOSING DATE: OCTOBER 29, 2004
FIRST DISTRIBUTION DATE: NOVEMBER 26, 2004
FINAL SCHEDULED DISTRIBUTION DATE: DECEMBER 2034	TRUSTEE: U.S. BANK NATIONAL ASSOCIATION SECURITIES ADMINISTRATOR: WELLS FARGO BANK, N.A.
NO. 1	CUSIP NUMBER: 36242D LL 5 ISIN NUMBER: US36242DLL54

GS MORTGAGE SECURITIES CORP., DEPOSITOR
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-12
CLASS 2B2 CERTIFICATE

evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of a pool of certain hybrid adjustable-rate single family, fully amortizing, first lien Mortgage Loans formed and sold by

GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICER, THE TRUSTEE, OR ANY OF THEIR AFFILIATES.  NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

THIS CERTIFIES THAT:

CEDE & CO.

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class 2B2 Certificates (the “Class 2B2 Certificates”) issued by the trust (the “Trust”) created pursuant to a  Trust Agreement, dated as specified above (the “Trust Agreement”), between GS Mortgage Securities Corp., as depositor (hereinafter the “Depositor,” which term includes any successor entity under the Trust Agreement), U.S. Bank National Association and Wells Fargo Bank, N.A., a summary of certain of the pertinent provisions of which is set forth hereafter.  The Trust consists primarily of a pool of Mortgage Loans.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in the Sale and Servicing Agreements, to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof assents and by which such Certificateholder is bound.

Distributions on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in November 2004 (each, a “Distribution Date”), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the Interest Accrual Period related to such Distribution Date (the “Record Date”).  Distributions on this Certificate will generally be made from collections on the Mortgage Loans.  All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

Distributions on this Certificate will be paid in accordance with the terms of the Trust Agreement and the Sale and Servicing Agreements.  Distributions allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate’s Percentage Interest of the related Available Distribution to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2004-12 (herein called the “Certificates”), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Certificate Principal Balance of all the Class 2B2 Certificates.  The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement.  The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement.  To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the Senior Certificates and each of the Subordinate Certificates will be subordinated to each of the other Subordinate Certificates with a lower numerical class designation, if any.  All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement.  As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement.  Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) with respect to the Certificates other than the Residual Certificates, by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trustee in writing by the Record Date immediately prior to such Distribution Date and such Certificateholder is the registered owner of an initial Certificate Principal Balance of at least $1,000,000.  The Trustee may charge the Certificateholder a fee for any payment made by wire transfer.  Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor and the Trustee and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor and the Trustee with the consent of the Certificateholders entitled to at least 51% of the Voting Rights.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.  The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement.  As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Trustee or such other offices or agencies appointed by the Trustee for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Trustee and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Principal Balance will be issued to the designated transferee or transferees.

As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination.  No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

The Depositor, the Trustee and the Certificate Registrar and any agent of the Depositor, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of:  (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by Countrywide Home Loans Servicing LP or at the direction of the Depositor, in accordance with the Trust Agreement when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-Off Date.  Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Trustee which will be specified in the notice of termination.

Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at the Termination Price.

Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

The Trustee has executed this Certificate on behalf of the Trust as Trustee under the Trust Agreement, and the Trustee shall be liable hereunder only in respect of the assets of the Trust.

Capitalized terms used herein and not defined herein shall have the meaning assigned to them in the Trust Agreement.

In the event that the terms of this Certificate conflict with the terms of the Trust Agreement, the terms of the Trust Agreement shall control.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:	U.S. BANK NATIONAL ASSOCIATION, as Trustee
By: AUTHORIZED OFFICER

CERTIFICATE OF AUTHENTICATION

THIS IS ONE OF THE CLASS 2B2 CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.

WELLS FARGO BANK, N.A., as Certificate Registrar
By: AUTHORIZED SIGNATORY

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM—as tenants in common TEN ENT—as tenants by the entireties	UNIF GIFT MIN ACT— ____Custodian__________ (Cust) (Minor)
JT TEN—as joint tenants with rights of survivorship and not as Tenants in Common	Under Uniform Gifts to Minors Act______________ (State)

Additional abbreviations may also be used
though not in the above list.

FORM OF TRANSFER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF
ASSIGNEE

(Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and, appoint __________________

(Attorney) to transfer the said Certificate in the Certificate Register of the within-named Trust,

with full power of substitution in the premises.

Dated: ______________________

__________________________________

NOTICE: The signature to this assignment must correspond with  the name as written upon the face of this certificate in every particular without alteration or enlargement or any change whatever.

__________________________________

SIGNATURE GUARANTEED: The signature must be guaranteed by a commercial bank or trust company or by a member firm of the New York Stock Exchange or another national certificates exchange.  Notarized or witnessed signatures are not acceptable.

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to ___________________________, for the account of _____________________, account number _________________, or if mailed by check to ______________________________.  Applicable reports and statements should be mailed to __________________________.  This information is provided by ____________________________, the assignee named above, or _______________, as agent.

EXHIBIT 2B3

FORM OF CLASS 2B3 CERTIFICATE

GS MORTGAGE SECURITIES CORP., DEPOSITOR
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-12
CLASS 2B3 CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CLASS 2B3 CERTIFICATE IS SUBORDINATED TO THE EXTENT DESCRIBED HEREIN AND IN THE TRUST AGREEMENT REFERENCED HEREIN.

THIS CLASS 2B3 CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.

THE PRINCIPAL OF THIS CLASS 2B3 CERTIFICATE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE.  ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW.  ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE TRUSTEE.

GS MORTGAGE SECURITIES CORP., DEPOSITOR
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-12
CLASS 2B3 CERTIFICATE

INITIAL CERTIFICATE RATE PER ANNUM: 4.715%[21]	APPROXIMATE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THE CLASS 2B3 CERTIFICATES: $ 3,082,000
PERCENTAGE INTEREST: 100%
MINIMUM DENOMINATION:	$250,000 AND $1 IN EXCESS OF $250,000
DATE OF THE TRUST AGREEMENT: OCTOBER 1, 2004	APPROXIMATE AGGREGATE SCHEDULED PRINCIPAL BALANCE AS OF THE CUT-OFF DATE OF THE MORTGAGE LOANS HELD BY THE TRUST: $1,010,886,912
CLOSING DATE: OCTOBER 29, 2004
FIRST DISTRIBUTION DATE: NOVEMBER 26, 2004
FINAL SCHEDULED DISTRIBUTION DATE: DECEMBER 2034	TRUSTEE: U.S. BANK NATIONAL ASSOCIATION SECURITIES ADMINISTRATOR: WELLS FARGO BANK, N.A.
NO. 1	CUSIP NUMBER: 36242D LM 3 ISIN NUMBER: US36242DLM38

GS MORTGAGE SECURITIES CORP., DEPOSITOR
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-12
CLASS 2B3 CERTIFICATE

evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of a pool of certain hybrid adjustable-rate single family, fully amortizing, first lien Mortgage Loans formed and sold by

GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICER, THE TRUSTEE, OR ANY OF THEIR AFFILIATES.  NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

THIS CERTIFIES THAT:

CEDE & CO.

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class 2B3 Certificates (the “Class 2B3 Certificates”) issued by the trust (the “Trust”) created pursuant to a Trust Agreement, dated as specified above (the “Trust Agreement”), between GS Mortgage Securities Corp., as depositor (hereinafter the “Depositor,” which term includes any successor entity under the Trust Agreement), U.S. Bank National Association and Wells Fargo Bank, N.A., a summary of certain of the pertinent provisions of which is set forth hereafter.  The Trust consists primarily of a pool of Mortgage Loans.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in the Sale and Servicing Agreements, to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof assents and by which such Certificateholder is bound.

Distributions on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in November 2004 (each, a “Distribution Date”), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the Interest Accrual Period related to such Distribution Date (the “Record Date”).  Distributions on this Certificate will generally be made from collections on the Mortgage Loans.  All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

Distributions on this Certificate will be paid in accordance with the terms of the Trust Agreement and the Sale and Servicing Agreements.  Distributions allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate’s Percentage Interest of the related Available Distribution to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2004-12 (herein called the “Certificates”), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Certificate Principal Balance of all the Class 2B3 Certificates.  The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement.  The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement.  To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the Senior Certificates and each of the Subordinate Certificates will be subordinated to each of the other Subordinate Certificates with a lower numerical class designation, if any.  All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement.  As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement.  Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) with respect to the Certificates other than the Residual Certificates, by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trustee in writing by the Record Date immediately prior to such Distribution Date and such Certificateholder is the registered owner of an initial Certificate Principal Balance of at least $1,000,000.  The Trustee may charge the Certificateholder a fee for any payment made by wire transfer.  Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Trustee and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor, the Trustee with the consent of the Certificateholders entitled to at least 51% of the Voting Rights.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.  The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement.  As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Trustee or such other offices or agencies appointed by the Trustee for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Trustee and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Principal Balance will be issued to the designated transferee or transferees.

As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination.  No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

The Depositor, the Trustee, and the Certificate Registrar and any agent of the Depositor, the Trustee, or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of:  (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by Countrywide Home Loans Servicing LP or at the direction of the Depositor, in accordance with the Trust Agreement when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-Off Date.  Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Trustee which will be specified in the notice of termination.

Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at the Termination Price.

Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

The Trustee has executed this Certificate on behalf of the Trust as Trustee under the Trust Agreement, and the Trustee shall be liable hereunder only in respect of the assets of the Trust.

Capitalized terms used herein and not defined herein shall have the meaning assigned to them in the Trust Agreement.

In the event that the terms of this Certificate conflict with the terms of the Trust Agreement, the terms of the Trust Agreement shall control.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:	U.S. BANK NATIONAL ASSOCIATION, as Trustee
By: AUTHORIZED OFFICER

CERTIFICATE OF AUTHENTICATION

THIS IS ONE OF THE CLASS 2B3 CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.

WELLS FARGO BANK, N.A., as Certificate Registrar
By: AUTHORIZED SIGNATORY

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM—as tenants in common TEN ENT—as tenants by the entireties	UNIF GIFT MIN ACT— ____Custodian__________ (Cust) (Minor)
JT TEN—as joint tenants with rights of survivorship and not as Tenants in Common	Under Uniform Gifts to Minors Act______________ (State)

Additional abbreviations may also be used
though not in the above list.

FORM OF TRANSFER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF
ASSIGNEE

(Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and, appoint __________________

(Attorney) to transfer the said Certificate in the Certificate Register of the within-named Trust,

with full power of substitution in the premises.

Dated: ______________________

__________________________________

NOTICE: The signature to this assignment must correspond with  the name as written upon the face of this certificate in every particular without alteration or enlargement or any change whatever.

__________________________________

SIGNATURE GUARANTEED: The signature must be guaranteed by a commercial bank or trust company or by a member firm of the New York Stock Exchange or another national certificates exchange.  Notarized or witnessed signatures are not acceptable.

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to ___________________________, for the account of _____________________, account number _________________, or if mailed by check to ______________________________.  Applicable reports and statements should be mailed to __________________________.  This information is provided by ____________________________, the assignee named above, or _______________, as agent.

EXHIBIT 2B4

FORM OF CLASS 2B4 CERTIFICATE

GS MORTGAGE SECURITIES CORP., DEPOSITOR
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-12
CLASS 2B4 CERTIFICATE

THE CERTIFICATE EVIDENCED HEREBY HAS NOT BEEN AND WILL NOT BE REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE OFFERED, SOLD, PLEDGED, OR OTHERWISE TRANSFERRED EXCEPT (A)(1) TO A BUYER THAT THE SELLER OF SUCH CERTIFICATE REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A OR (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION.

THIS CERTIFICATE MAY NOT BE PURCHASED BY A TRANSFEREE THAT IS OR IS ACTING ON BEHALF OF OR INVESTING THE ASSETS OF AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT OR A KEOGH PLAN, WHICH IS SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) (EACH, A “PLAN”), OR A GOVERNMENTAL PLAN AS DEFINED IN SECTION 3(32) OF ERISA THAT IS SUBJECT TO ANY ESSENTIALLY SIMILAR FEDERAL, STATE OR LOCAL LAW (A “SIMILAR LAW”), OTHER THAN AN INSURANCE COMPANY USING THE ASSETS OF ITS GENERAL ACCOUNT UNDER CIRCUMSTANCES WHEREBY SUCH PURCHASE AND THE SUBSEQUENT HOLDING OF SUCH CERTIFICATE BY SUCH INSURANCE COMPANY WOULD NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION WITHIN THE MEANING OF SECTION 406 OF ERISA, SECTION 4975 OF THE CODE, OR A MATERIALLY SIMILAR CHARACTERIZATION UNDER ANY SIMILAR LAW.

THIS CLASS 2B4 CERTIFICATE IS SUBORDINATED TO THE EXTENT DESCRIBED HEREIN AND IN THE TRUST AGREEMENT REFERENCED HEREIN.

THIS CLASS 2B4 CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.

THE PRINCIPAL OF THIS CLASS 2B4 CERTIFICATE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE.  ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW.  ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE TRUSTEE.

GS MORTGAGE SECURITIES CORP., DEPOSITOR
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-12
CLASS 2B4 CERTIFICATE

INITIAL CERTIFICATE RATE PER ANNUM: 4.715%[1]	APPROXIMATE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THE CLASS 2B4 CERTIFICATES: $ 2,055,000
PERCENTAGE INTEREST: 100%
MINIMUM DENOMINATION:	$250,000 AND $1 IN EXCESS OF $250,000
DATE OF THE TRUST AGREEMENT: OCTOBER 1, 2004	APPROXIMATE AGGREGATE SCHEDULED PRINCIPAL BALANCE AS OF THE CUT-OFF DATE OF THE MORTGAGE LOANS HELD BY THE TRUST: $1,010,886,912
CLOSING DATE: OCTOBER 29, 2004
FIRST DISTRIBUTION DATE: NOVEMBER 26, 2004
FINAL SCHEDULED DISTRIBUTION DATE: DECEMBER 2034	TRUSTEE: U.S. BANK NATIONAL ASSOCIATION SECURITIES ADMINISTRATOR: WELLS FARGO BANK, N.A.
NO. 1	CUSIP NUMBER: 36242D MR 1 ISIN NUMBER: US36242DMR16

GS MORTGAGE SECURITIES CORP., DEPOSITOR
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-12
CLASS 2B4 CERTIFICATE

evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of a pool of certain hybrid adjustable-rate single family, fully amortizing, first lien Mortgage Loans formed and sold by

GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICER, THE TRUSTEE, OR ANY OF THEIR AFFILIATES.  NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

THIS CERTIFIES THAT:

GOLDMAN, SACHS & CO.

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class 2B4 Certificates (the “Class 2B4 Certificates”) issued by the trust (the “Trust”) created pursuant to a Trust Agreement, dated as specified above (the “Trust Agreement”), between GS Mortgage Securities Corp., as depositor (hereinafter the “Depositor,” which term includes any successor entity under the Trust Agreement), U.S. Bank National Association and Wells Fargo Bank, N.A., a summary of certain of the pertinent provisions of which is set forth hereafter.  The Trust consists primarily of a pool of Mortgage Loans.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in the Sale and Servicing Agreements, to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof assents and by which such Certificateholder is bound.

Distributions on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in November 2004 (each, a “Distribution Date”), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the Interest Accrual Period related to such Distribution Date (the “Record Date”).  Distributions on this Certificate will generally be made from collections on the Mortgage Loans.  All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

Distributions on this Certificate will be paid in accordance with the terms of the Trust Agreement and the Sale and Servicing Agreements.  Distributions allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate’s Percentage Interest of the related Available Distribution to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

By receipt of this Certificate, the Holder is deemed to represent that:  (1) it (A) is a Qualified Institutional Buyer, (B) is aware that the sale of this Certificate to it is being made in reliance on Rule 144A and (C) is acquiring this Certificate for its own account or for the account of a Qualified Institutional Buyer, as the case may be and (2) it understands that this Certificate has not been and will not be registered under the Securities Act and may not be reoffered, resold, or otherwise transferred except (A) to person who the Holder reasonably believes is a Qualified Institutional Buyer in a transaction meeting the requirements of Rule 144A, and (B) in accordance with all applicable state securities laws.

This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2004-12 (herein called the “Certificates”), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Certificate Principal Balance of all the Class 2B4 Certificates.  The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement.  The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement.  To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the Senior Certificates and each of the Subordinate Certificates will be subordinated to each of the other Subordinate Certificates with a lower numerical class designation, if any.  All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement.  As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement.  Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trustee in writing by the Record Date immediately prior to such Distribution Date and such Certificateholder is the registered owner of an initial Certificate Principal Balance of at least $500,000.  The Trustee may charge the Certificateholder a fee for any payment made by wire transfer.  Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor and the Trustee and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor and the Trustee with the consent of the Certificateholders entitled to at least 51% of the Voting Rights.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.  The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement.  As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Trustee or such other offices or agencies appointed by the Trustee for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Trustee and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Principal Balance will be issued to the designated transferee or transferees.

As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination.  No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

The Depositor, the Trustee, and the Certificate Registrar and any agent of the Depositor, the Trustee, or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of:  (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by Countrywide Home Loans Servicing LP or at the direction of the Depositor, in accordance with the Trust Agreement when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-Off Date.  Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Trustee which will be specified in the notice of termination.

Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at the Termination Price.

Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

The Trustee has executed this Certificate on behalf of the Trust as Trustee under the Trust Agreement, and the Trustee shall be liable hereunder only in respect of the assets of the Trust.

Capitalized terms used herein and not defined herein shall have the meaning assigned to them in the Trust Agreement.

In the event that the terms of this Certificate conflict with the terms of the Trust Agreement, the terms of the Trust Agreement shall control.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:	U.S. BANK NATIONAL ASSOCIATION, as Trustee
By: AUTHORIZED OFFICER

CERTIFICATE OF AUTHENTICATION

THIS IS ONE OF THE CLASS 2B4 CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.

WELLS FARGO BANK, N.A., as Certificate Registrar
By: AUTHORIZED SIGNATORY

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM—as tenants in common TEN ENT—as tenants by the entireties	UNIF GIFT MIN ACT— ____Custodian__________ (Cust) (Minor)
JT TEN—as joint tenants with rights of survivorship and not as Tenants in Common	Under Uniform Gifts to Minors Act______________ (State)

Additional abbreviations may also be used
though not in the above list.

FORM OF TRANSFER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF
ASSIGNEE

(Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and, appoint __________________

(Attorney) to transfer the said Certificate in the Certificate Register of the within-named Trust,

with full power of substitution in the premises.

Dated: ______________________

__________________________________

NOTICE: The signature to this assignment must correspond with  the name as written upon the face of this certificate in every particular without alteration or enlargement or any change whatever.

__________________________________

SIGNATURE GUARANTEED: The signature must be guaranteed by a commercial bank or trust company or by a member firm of the New York Stock Exchange or another national certificates exchange.  Notarized or witnessed signatures are not acceptable.

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to ___________________________, for the account of _____________________, account number _________________, or if mailed by check to ______________________________.  Applicable reports and statements should be mailed to __________________________.  This information is provided by ____________________________, the assignee named above, or _______________, as agent.

EXHIBIT 2B5

FORM OF CLASS 2B5 CERTIFICATE

GS MORTGAGE SECURITIES CORP., DEPOSITOR
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-12
CLASS 2B5 CERTIFICATE

THE CERTIFICATE EVIDENCED HEREBY HAS NOT BEEN AND WILL NOT BE REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE OFFERED, SOLD, PLEDGED, OR OTHERWISE TRANSFERRED EXCEPT (A)(1) TO A BUYER THAT THE SELLER OF SUCH CERTIFICATE REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A OR (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION.

THIS CERTIFICATE MAY NOT BE PURCHASED BY A TRANSFEREE THAT IS OR IS ACTING ON BEHALF OF OR INVESTING THE ASSETS OF AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT OR A KEOGH PLAN, WHICH IS SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) (EACH, A “PLAN”), OR A GOVERNMENTAL PLAN AS DEFINED IN SECTION 3(32) OF ERISA THAT IS SUBJECT TO ANY ESSENTIALLY SIMILAR FEDERAL, STATE OR LOCAL LAW (A “SIMILAR LAW”), OTHER THAN AN INSURANCE COMPANY USING THE ASSETS OF ITS GENERAL ACCOUNT UNDER CIRCUMSTANCES WHEREBY SUCH PURCHASE AND THE SUBSEQUENT HOLDING OF SUCH CERTIFICATE BY SUCH INSURANCE COMPANY WOULD NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION WITHIN THE MEANING OF SECTION 406 OF ERISA, SECTION 4975 OF THE CODE, OR A MATERIALLY SIMILAR CHARACTERIZATION UNDER ANY SIMILAR LAW.

THIS CLASS 2B5 CERTIFICATE IS SUBORDINATED TO THE EXTENT DESCRIBED HEREIN AND IN THE TRUST AGREEMENT REFERENCED HEREIN.

THIS CLASS 2B5 CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.

THE PRINCIPAL OF THIS CLASS 2B5 CERTIFICATE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE.  ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW.  ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE TRUSTEE.

GS MORTGAGE SECURITIES CORP., DEPOSITOR
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-12
CLASS 2B5 CERTIFICATE

INITIAL CERTIFICATE RATE PER ANNUM: 4.715%[1]	APPROXIMATE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THE CLASS 2B5 CERTIFICATES: $ 1,370,000
PERCENTAGE INTEREST: 100%
MINIMUM DENOMINATION:	$250,000 AND $1 IN EXCESS OF $250,000
DATE OF THE TRUST AGREEMENT: OCTOBER 1, 2004	APPROXIMATE AGGREGATE SCHEDULED PRINCIPAL BALANCE AS OF THE CUT-OFF DATE OF THE MORTGAGE LOANS HELD BY THE TRUST: $1,010,886,912
CLOSING DATE: OCTOBER 29, 2004
FIRST DISTRIBUTION DATE: NOVEMBER 26, 2004
FINAL SCHEDULED DISTRIBUTION DATE: DECEMBER 2034	TRUSTEE: U.S. BANK NATIONAL ASSOCIATION SECURITIES ADMINISTRATOR: WELLS FARGO BANK, N.A.
NO. 1	CUSIP NUMBER: 36242D MS 9 ISIN NUMBER: US36242DMS98

GS MORTGAGE SECURITIES CORP., DEPOSITOR
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-12
CLASS 2B5 CERTIFICATE

evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of a pool of certain hybrid adjustable-rate single family, fully amortizing, first lien Mortgage Loans formed and sold by

GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICER, THE TRUSTEE, OR ANY OF THEIR AFFILIATES.  NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

THIS CERTIFIES THAT:

GOLDMAN, SACHS & CO.

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class 2B5 Certificates (the “Class 2B5 Certificates”) issued by the trust (the “Trust”) created pursuant to a Trust Agreement, dated as specified above (the “Trust Agreement”), between GS Mortgage Securities Corp., as depositor (hereinafter the “Depositor,” which term includes any successor entity under the Trust Agreement), U.S. Bank National Association and Wells Fargo Bank, N.A., a summary of certain of the pertinent provisions of which is set forth hereafter.  The Trust consists primarily of a pool of Mortgage Loans.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in the Sale and Servicing Agreements, to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof assents and by which such Certificateholder is bound.

Distributions on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in November 2004 (each, a “Distribution Date”), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the Interest Accrual Period related to such Distribution Date (the “Record Date”).  Distributions on this Certificate will generally be made from collections on the Mortgage Loans.  All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

Distributions on this Certificate will be paid in accordance with the terms of the Trust Agreement and the Sale and Servicing Agreements.  Distributions allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate’s Percentage Interest of the related Available Distribution to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

By receipt of this Certificate, the Holder is deemed to represent that:  (1) it (A) is a Qualified Institutional Buyer, (B) is aware that the sale of this Certificate to it is being made in reliance on Rule 144A and (C) is acquiring this Certificate for its own account or for the account of a Qualified Institutional Buyer, as the case may be and (2) it understands that this Certificate has not been and will not be registered under the Securities Act and may not be reoffered, resold, or otherwise transferred except (A) to person who the Holder reasonably believes is a Qualified Institutional Buyer in a transaction meeting the requirements of Rule 144A, and (B) in accordance with all applicable state securities laws.

This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2004-12 (herein called the “Certificates”), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Certificate Principal Balance of all the Class 2B5 Certificates.  The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement.  The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement.  To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the Senior Certificates and each of the Subordinate Certificates will be subordinated to each of the other Subordinate Certificates with a lower numerical class designation, if any.  All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement.  As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement.  Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trustee in writing by the Record Date immediately prior to such Distribution Date and such Certificateholder is the registered owner of an initial Certificate Principal Balance of at least $500,000.  The Trustee may charge the Certificateholder a fee for any payment made by wire transfer.  Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor and the Trustee and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor and the Trustee with the consent of the Certificateholders entitled to at least 51% of the Voting Rights.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.  The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement.  As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Trustee or such other offices or agencies appointed by the Trustee for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Trustee and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Principal Balance will be issued to the designated transferee or transferees.

As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination.  No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

The Depositor, the Trustee, and the Certificate Registrar and any agent of the Depositor, the Trustee, or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of:  (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by Countrywide Home Loans Servicing LP or at the direction of the Depositor, in accordance with the Trust Agreement when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-Off Date.  Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Trustee which will be specified in the notice of termination.

Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at the Termination Price.

Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

The Trustee has executed this Certificate on behalf of the Trust as Trustee under the Trust Agreement, and the Trustee shall be liable hereunder only in respect of the assets of the Trust.

Capitalized terms used herein and not defined herein shall have the meaning assigned to them in the Trust Agreement.

In the event that the terms of this Certificate conflict with the terms of the Trust Agreement, the terms of the Trust Agreement shall control.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:	U.S. BANK NATIONAL ASSOCIATION, as Trustee
By: AUTHORIZED OFFICER

CERTIFICATE OF AUTHENTICATION

THIS IS ONE OF THE CLASS 2B5 CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.

WELLS FARGO BANK, N.A., as Certificate Registrar
By: AUTHORIZED SIGNATORY

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM—as tenants in common TEN ENT—as tenants by the entireties	UNIF GIFT MIN ACT— ____Custodian__________ (Cust) (Minor)
JT TEN—as joint tenants with rights of survivorship and not as Tenants in Common	Under Uniform Gifts to Minors Act______________ (State)

Additional abbreviations may also be used
though not in the above list.

FORM OF TRANSFER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF
ASSIGNEE

(Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and, appoint __________________

(Attorney) to transfer the said Certificate in the Certificate Register of the within-named Trust,

with full power of substitution in the premises.

Dated: ______________________

__________________________________

NOTICE: The signature to this assignment must correspond with  the name as written upon the face of this certificate in every particular without alteration or enlargement or any change whatever.

__________________________________

SIGNATURE GUARANTEED: The signature must be guaranteed by a commercial bank or trust company or by a member firm of the New York Stock Exchange or another national certificates exchange.  Notarized or witnessed signatures are not acceptable.

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to ___________________________, for the account of _____________________, account number _________________, or if mailed by check to ______________________________.  Applicable reports and statements should be mailed to __________________________.  This information is provided by ____________________________, the assignee named above, or _______________, as agent.

EXHIBIT 2B6

FORM OF CLASS 2B6 CERTIFICATE

GS MORTGAGE SECURITIES CORP., DEPOSITOR
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-12
CLASS 2B6 CERTIFICATE

THE CERTIFICATE EVIDENCED HEREBY HAS NOT BEEN AND WILL NOT BE REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE OFFERED, SOLD, PLEDGED, OR OTHERWISE TRANSFERRED EXCEPT (A)(1) TO A BUYER THAT THE SELLER OF SUCH CERTIFICATE REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A OR (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION.

THIS CERTIFICATE MAY NOT BE PURCHASED BY A TRANSFEREE THAT IS OR IS ACTING ON BEHALF OF OR INVESTING THE ASSETS OF AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT OR A KEOGH PLAN, WHICH IS SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) (EACH, A “PLAN”), OR A GOVERNMENTAL PLAN AS DEFINED IN SECTION 3(32) OF ERISA THAT IS SUBJECT TO ANY ESSENTIALLY SIMILAR FEDERAL, STATE OR LOCAL LAW (A “SIMILAR LAW”), OTHER THAN AN INSURANCE COMPANY USING THE ASSETS OF ITS GENERAL ACCOUNT UNDER CIRCUMSTANCES WHEREBY SUCH PURCHASE AND THE SUBSEQUENT HOLDING OF SUCH CERTIFICATE BY SUCH INSURANCE COMPANY WOULD NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION WITHIN THE MEANING OF SECTION 406 OF ERISA, SECTION 4975 OF THE CODE, OR A MATERIALLY SIMILAR CHARACTERIZATION UNDER ANY SIMILAR LAW.

THIS CLASS 2B6 CERTIFICATE IS SUBORDINATED TO THE EXTENT DESCRIBED HEREIN AND IN THE TRUST AGREEMENT REFERENCED HEREIN.

THIS CLASS 2B6 CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.

THE PRINCIPAL OF THIS CLASS 2B6 CERTIFICATE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE.  ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW.  ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE TRUSTEE.

GS MORTGAGE SECURITIES CORP., DEPOSITOR
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-12
CLASS 2B6 CERTIFICATE

INITIAL CERTIFICATE RATE PER ANNUM: 4.715%[1]	APPROXIMATE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THE CLASS 2B6 CERTIFICATES: $ 2,397,982
PERCENTAGE INTEREST: 100%
MINIMUM DENOMINATION:	$250,000 AND $1 IN EXCESS OF $250,000
DATE OF THE TRUST AGREEMENT: OCTOBER 1, 2004	APPROXIMATE AGGREGATE SCHEDULED PRINCIPAL BALANCE AS OF THE CUT-OFF DATE OF THE MORTGAGE LOANS HELD BY THE TRUST: $1,010,886,912
CLOSING DATE: OCTOBER 29, 2004
FIRST DISTRIBUTION DATE: NOVEMBER 26, 2004
FINAL SCHEDULED DISTRIBUTION DATE: DECEMBER 2034	TRUSTEE: U.S. BANK NATIONAL ASSOCIATION SECURITIES ADMINISTRATOR: WELLS FARGO BANK, N.A.
NO. 1	CUSIP NUMBER: 36242D MT 7 ISIN NUMBER: US36242DMT71

GS MORTGAGE SECURITIES CORP., DEPOSITOR
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-12
CLASS 2B6 CERTIFICATE

evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of a pool of certain hybrid adjustable-rate single family, fully amortizing, first lien Mortgage Loans formed and sold by

GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICER, THE TRUSTEE, OR ANY OF THEIR AFFILIATES.  NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

THIS CERTIFIES THAT:

GOLDMAN, SACHS & CO.

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class 2B6 Certificates (the “Class 2B6 Certificates”) issued by the trust (the “Trust”) created pursuant to a Trust Agreement, dated as specified above (the “Trust Agreement”), between GS Mortgage Securities Corp., as depositor (hereinafter the “Depositor,” which term includes any successor entity under the Trust Agreement), U.S. Bank National Association and Wells Fargo Bank, N.A., a summary of certain of the pertinent provisions of which is set forth hereafter.  The Trust consists primarily of a pool of Mortgage Loans.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in the Sale and Servicing Agreements, to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof assents and by which such Certificateholder is bound.

Distributions on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in November 2004 (each, a “Distribution Date”), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the Interest Accrual Period related to such Distribution Date (the “Record Date”).  Distributions on this Certificate will generally be made from collections on the Mortgage Loans.  All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

Distributions on this Certificate will be paid in accordance with the terms of the Trust Agreement and the Sale and Servicing Agreements.  Distributions allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate’s Percentage Interest of the related Available Distribution to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

By receipt of this Certificate, the Holder is deemed to represent that:  (1) it (A) is a Qualified Institutional Buyer, (B) is aware that the sale of this Certificate to it is being made in reliance on Rule 144A and (C) is acquiring this Certificate for its own account or for the account of a Qualified Institutional Buyer, as the case may be and (2) it understands that this Certificate has not been and will not be registered under the Securities Act and may not be reoffered, resold, or otherwise transferred except (A) to person who the Holder reasonably believes is a Qualified Institutional Buyer in a transaction meeting the requirements of Rule 144A, and (B) in accordance with all applicable state securities laws.

This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2004-12 (herein called the “Certificates”), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Certificate Principal Balance of all the Class 2B6 Certificates.  The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement.  The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement.  To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the Senior Certificates and each of the Subordinate Certificates will be subordinated to each of the other Subordinate Certificates with a lower numerical class designation, if any.  All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement.  As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement.  Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trustee in writing by the Record Date immediately prior to such Distribution Date and such Certificateholder is the registered owner of an initial Certificate Principal Balance of at least $500,000.  The Trustee may charge the Certificateholder a fee for any payment made by wire transfer.  Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor and the Trustee and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor and the Trustee with the consent of the Certificateholders entitled to at least 51% of the Voting Rights.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.  The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement.  As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Trustee or such other offices or agencies appointed by the Trustee for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Trustee and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Principal Balance will be issued to the designated transferee or transferees.

As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination.  No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

The Depositor, the Trustee, and the Certificate Registrar and any agent of the Depositor, the Trustee, or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of:  (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by Countrywide Home Loans Servicing LP or at the direction of the Depositor, in accordance with the Trust Agreement when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-Off Date.  Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Trustee which will be specified in the notice of termination.

Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at the Termination Price.

Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

The Trustee has executed this Certificate on behalf of the Trust as Trustee under the Trust Agreement, and the Trustee shall be liable hereunder only in respect of the assets of the Trust.

Capitalized terms used herein and not defined herein shall have the meaning assigned to them in the Trust Agreement.

In the event that the terms of this Certificate conflict with the terms of the Trust Agreement, the terms of the Trust Agreement shall control.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:	U.S. BANK NATIONAL ASSOCIATION as Trustee
By: AUTHORIZED OFFICER

CERTIFICATE OF AUTHENTICATION

THIS IS ONE OF THE CLASS 2B6 CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.

WELLS FARGO BANK, N.A. as Certificate Registrar
By: AUTHORIZED SIGNATORY

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM—as tenants in common TEN ENT—as tenants by the entireties	UNIF GIFT MIN ACT— ____Custodian__________ (Cust) (Minor)
JT TEN—as joint tenants with rights of survivorship and not as Tenants in Common	Under Uniform Gifts to Minors Act______________ (State)

Additional abbreviations may also be used
though not in the above list.

FORM OF TRANSFER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF
ASSIGNEE

(Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and, appoint __________________

(Attorney) to transfer the said Certificate in the Certificate Register of the within-named Trust,

with full power of substitution in the premises.

Dated: ______________________

__________________________________

NOTICE: The signature to this assignment must correspond with  the name as written upon the face of this certificate in every particular without alteration or enlargement or any change whatever.

__________________________________

SIGNATURE GUARANTEED: The signature must be guaranteed by a commercial bank or trust company or by a member firm of the New York Stock Exchange or another national certificates exchange.  Notarized or witnessed signatures are not acceptable.

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to ___________________________, for the account of _____________________, account number _________________, or if mailed by check to ______________________________.  Applicable reports and statements should be mailed to __________________________.  This information is provided by ____________________________, the assignee named above, or _______________, as agent.

EXHIBIT R

FORM OF CLASS R CERTIFICATE

GS MORTGAGE SECURITIES CORP., DEPOSITOR
MORTGAGE PASS THROUGH CERTIFICATES, SERIES 2004-12
CLASS R CERTIFICATE

ANY TRANSFEREE OF THIS CERTIFICATE MUST DELIVER TO THE TRUSTEE A RESIDUAL TRANSFEREE AFFIDAVIT CONTAINING CERTAIN REPRESENTATIONS AND COVENANTS, AND AN AFFIDAVIT RELATING TO VARIOUS TAX MATTERS, ALL AS DESCRIBED IN THE TRUST AGREEMENT REFERRED TO HEREIN.  NO TRANSFER OF A CLASS R CERTIFICATE SHALL BE PERMITTED TO BE MADE TO A DISQUALIFIED ORGANIZATION, WHICH GENERALLY INCLUDES ANY ENTITY THAT WOULD BE EXEMPT FROM FEDERAL INCOME TAXATION (INCLUDING THE TAX ON UNRELATED BUSINESS TAXABLE INCOME) ON INCOME DERIVED FROM THIS CLASS R CERTIFICATE.  NOTWITHSTANDING THE FULFILLMENT OF THE PREREQUISITES DESCRIBED ABOVE, THE TRUSTEE MAY REFUSE TO RECOGNIZE A TRANSFER TO THE EXTENT NECESSARY TO AVOID A RISK OF (1) DISQUALIFICATION OF THE RELATED REMIC AS A REMIC OR (2) THE IMPOSITION OF A TAX UPON SUCH REMIC.  NO TRANSFER OF LESS THAN AN ENTIRE INTEREST IN A CLASS R CERTIFICATE MAY BE MADE UNLESS (1) THE INTEREST TRANSFERRED IS AN UNDIVIDED INTEREST OR (2) THE TRANSFEROR OR THE TRANSFEREE HAS PROVIDED THE TRUSTEE WITH AN OPINION THAT THE TRANSFER WILL NOT JEOPARDIZE THE REMIC STATUS OF THE REMIC.  RESTRICTIONS ON TRANSFER OF THIS CERTIFICATE ARE DESCRIBED MORE FULLY HEREIN.

THIS CERTIFICATE MAY NOT BE PURCHASED BY A TRANSFEREE THAT IS OR IS ACTING ON BEHALF OF OR INVESTING THE ASSETS OF AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT OR A KEOGH PLAN, WHICH IS SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) (EACH, A “PLAN”), OR A GOVERNMENTAL PLAN AS DEFINED IN SECTION 3(32) OF ERISA THAT IS SUBJECT TO ANY ESSENTIALLY SIMILAR FEDERAL, STATE OR LOCAL LAW (A “SIMILAR LAW”), OTHER THAN AN INSURANCE COMPANY USING THE ASSETS OF ITS GENERAL ACCOUNT UNDER CIRCUMSTANCES WHEREBY SUCH PURCHASE AND THE SUBSEQUENT HOLDING OF SUCH CERTIFICATE BY SUCH INSURANCE COMPANY WOULD NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION WITHIN THE MEANING OF SECTION 406 OF ERISA, SECTION 4975 OF THE CODE, OR A MATERIALLY SIMILAR CHARACTERIZATION UNDER ANY SIMILAR LAW.

THIS CLASS R CERTIFICATE REPRESENTS A REMIC RESIDUAL INTEREST IN THREE “REMICS,” AS DESCRIBED IN THE TRUST AGREEMENT UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, FOR FEDERAL INCOME TAX PURPOSES.

THE PRINCIPAL OF THIS CLASS R CERTIFICATE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE.  ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW.  ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE TRUSTEE.

GS MORTGAGE SECURITIES CORP., DEPOSITOR
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-12
CLASS R CERTIFICATE

INITIAL CERTIFICATE RATE PER ANNUM: 4.855%[1]	AGGREGATE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THE CLASS R CERTIFICATE: $ 100
PERCENTAGE INTEREST: [99.99]% [0.01]%
DATE OF THE TRUST AGREEMENT: OCTOBER 1, 2004	APPROXIMATE AGGREGATE SCHEDULED PRINCIPAL BALANCE AS OF THE CUT-OFF DATE OF THE MORTGAGE LOANS HELD BY THE TRUST: $1,010,886,912
CLOSING DATE: OCTOBER 29, 2004
FIRST DISTRIBUTION DATE: NOVEMBER 26, 2004
FINAL SCHEDULED DISTRIBUTION DATE: DECEMBER 2034	TRUSTEE: U.S. BANK NATIONAL ASSOCIATION SECURITIES ADMINISTRATOR: WELLS FARGO BANK, N.A.
NO. [1][2]	CUSIP NUMBER: 36242D LN 1 ISIN NUMBER: US36242DLN11

GS MORTGAGE SECURITIES CORP.
MORTGAGE PARTICIPATION PASS THROUGH CERTIFICATES, SERIES 2004-12
CLASS R CERTIFICATE

evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of a pool of certain hybrid adjustable-rate single family, fully amortizing, first lien Mortgage Loans formed and sold by

GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICERS, THE TRUSTEE, OR ANY OF THEIR AFFILIATES.  NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

THIS CERTIFIES THAT:

[GOLDMAN, SACHS & CO.][WELLS FARGO BANK, N.A.]

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class R Certificates (the “Class R Certificates”) issued by the trust (the “Trust”) created pursuant to a Trust Agreement, dated as specified above (the “Trust Agreement”), among GS Mortgage Securities Corp., as depositor (hereinafter the “Depositor,” which term includes any successor entity under the Trust Agreement), U.S. Bank National Association and Wells Fargo Bank, N.A., a summary of certain of the pertinent provisions of which is set forth hereafter.  The Trust consists primarily of a pool of Mortgage Loans.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in the Sale and Servicing Agreements, to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof assents and by which such Certificateholder is bound.

Distributions on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in November 2004 (each, a “Distribution Date”), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the Interest Accrual Period related to such Distribution Date (the “Record Date”).  All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

Distributions on this Certificate will be paid in accordance with the terms of the Trust Agreement.  Distributions allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate’s Percentage Interest of the Available Distribution Amount to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2004-12 (herein called the “Certificates”), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Certificate Principal Balance of the Class R Certificate.  The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement.  This Certificate will evidence in the aggregate [99.99][0.01]% of the balance of the Class R Certificate.

Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement.  To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the Senior Certificates and each of the Subordinate Certificates will be subordinated to each of the other Subordinate Certificates with a lower numerical class designation, if any.  All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

The Certificates are limited in right of payment to certain collections and recoveries in respect of the Mortgage Loans, all as more specifically set forth in the Trust Agreement.  As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated pro rata among the outstanding Certificates of such Class based on the Certificate Principal Balance of each such Certificate.  Payment shall be made by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date.  Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

Elections will be made to treat the segregated portions of the Trust as multiple real estate mortgage investment conduits (each, a “REMIC”) under the Internal Revenue Code of 1986, as amended (the “Code”).  Assuming that the election is made properly and that certain qualification requirements concerning the Mortgage Loans and the Certificates are met, the Holder of this Certificate will be treated for federal income tax purposes as the beneficial owner of the “residual interest” in each REMIC.  Accordingly, the Holder of this Class R Certificate will be subject to tax on its pro rata share of the taxable income or net loss on such Holder’s “residual interest” in each REMIC.  The requirement that the Holder of this Class R Certificate report its pro rata share of such income or loss will continue until there are no Certificates of any Class outstanding.

Pursuant to (and subject to the limitations set forth in) the Trust Agreement, the Trustee or one of its affiliates, as agent of each REMIC (the “Tax Matters Person” or “TMP”), will provide each Holder of a Class R Certificate with information sufficient to enable such Certificateholder to prepare (i) its federal income tax and information returns and (ii) any reports required by the Code regarding the Certificates, except where such information is provided to each such Certificateholder by the Trustee pursuant to the Trust Agreement.  As the holder of the residual interest in each REMIC, the Holder of a Class R Certificate will have continuing administrative rights and obligations generally similar to those of a partner with respect to its partnership.  Such rights and obligations principally concern the REMIC’s federal income tax and information returns and the representation of the REMIC in administrative or judicial proceedings involving the Internal Revenue Service.  The TMP, however, will act on behalf of the Holders of the Class R Certificate as each REMIC’s representative for such proceedings.  The REMIC’s federal tax and information returns will be prepared by the TMP, and signed and filed by the Trustee.  Pursuant to the Trust Agreement, if the TMP is unable for any reason to fulfill its duties as TMP, then the Holder of the largest Percentage Interest of the Class R Certificate, without compensation, shall become the successor TMP for each REMIC.

By accepting this Certificate, the Holder of this Certificate agrees to be bound by the provisions of the Trust Agreement, and in particular, agrees that it shall (i) take any action required by the Code or Treasury regulations thereunder in order to create or maintain the REMIC status of any REMIC and (ii) refrain from taking any action that could endanger such status.

The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor and the Trustee and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor and the Trustee with the consent of the Certificateholders entitled to at least 51% of the Voting Rights.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.  The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement.  As provided in the Trust Agreement and subject to certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Trustee or such other offices or agencies appointed by the Trustee for that purpose and such other locations provided in the Trust Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Trustee and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Principal Balance will be issued to the designated transferee or transferees.

As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination.  No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

No transfer of any Class R Certificate shall be made unless that transfer is made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the ”Act”) and effective registration or qualification under applicable state certificates laws, or is made in a transaction that does not require such registration or qualification.  In the event that a transfer is to be made without registration or qualification under the Act and applicable state certificates laws, the Trustee shall require that the transferee certify as to facts that, if true, would mean that the proposed transferee is a Qualified Institutional Buyer.  Neither the Depositor nor the Trustee is obligated to register or qualify any of the Class R Certificate under the Act or any other certificates law or to take any action not otherwise required under the Trust Agreement to permit the transfer of such Certificates without such registration or qualification.  Any such Certificateholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Depositor and the Trustee against any liability that may result if the transfer is not exempt from registration under the Act and all applicable state certificates laws or is not made in accordance with such federal and state laws.

Notwithstanding anything herein to the contrary, any purported transfer of a Class R Certificate to or on behalf of a Plan Investor shall be null and void.

In addition, the Trustee shall not register any transfer of a Class R Certificate (including any beneficial interest therein) to a Disqualified Organization.  In addition, no Class R Certificate (or any beneficial interest therein) may be transferred unless the proposed transferee thereof provides the Trustee with a Residual Transferee Affidavit, which is an affidavit of the proposed transferee substantially in the form attached as Exhibit F to the Standard Terms, and the proposed transferor provides a certificate substantially in the form attached as Exhibit G to the Standard Terms.  Notwithstanding the fulfillment of the prerequisites described above, the Trustee may refuse to recognize any transfer to the extent necessary to avoid a risk of (i) disqualification of any REMIC created pursuant to Section 2.03 of the Trust Agreement as a REMIC or (ii) the imposition of a tax upon any REMIC.  Any attempted transfer in violation of the foregoing restrictions shall be null and void and shall not be recognized by the Trustee.

If a tax or a reporting cost is borne by the REMIC as a result of the transfer of a Class R Certificate (or any beneficial interest therein) in violation of the restrictions set forth herein and in the Trust Agreement, the Trustee shall pay such tax or reporting cost with amounts that otherwise would have been paid to the transferee of the Class R Certificate (or beneficial interest therein).  In that event, neither the transferee nor the transferor shall have any right to seek repayment of such amounts from the Depositor or the Trustee, the Trust, any REMIC, or any other Holders, and none of such parties shall have any liability for payment of any such tax or reporting cost.

The Depositor, the Trustee, and the Certificate Registrar and any agent of the Depositor, the Trustee, or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of:  (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by a Servicer identified in the Trust Agreement or the Depositor, in accordance with the Trust Agreement when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-Off Date.  Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Trustee which will be specified in the notice of termination.

Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at the Termination Price.

Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

The Trustee has executed this Certificate on behalf of the Trust as Trustee under the Trust Agreement, and the Trustee shall be liable hereunder only in respect of the assets of the Trust.

Capitalized terms used herein and not otherwise defined shall have the meaning given them in the Trust Agreement.

In the event that the terms of this Certificate conflict with the terms of the Trust Agreement, the terms of the Trust Agreement shall control.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:	U.S. BANK NATIONAL ASSOCIATION as Trustee
By: AUTHORIZED OFFICER

CERTIFICATE OF AUTHENTICATION

THIS IS ONE OF THE CLASS R CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.

WELLS FARGO BANK, N.A. as Certificate Registrar
By: AUTHORIZED SIGNATORY

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM—as tenants in common TEN ENT—as tenants by the entireties	UNIF GIFT MIN ACT— ____Custodian__________ (Cust) (Minor)
JT TEN—as joint tenants with rights of survivorship and not as Tenants in Common	Under Uniform Gifts to Minors Act______________ (State)

Additional abbreviations may also be used
though not in the above list.

FORM OF TRANSFER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF
ASSIGNEE

(Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and, appoint __________________

(Attorney) to transfer the said Certificate in the Certificate Register of the within-named Trust,

with full power of substitution in the premises.

Dated: ______________________

__________________________________

NOTICE: The signature to this assignment must correspond with the name as written upon the face of this certificate in every particular without alteration or enlargement or any change whatever.

__________________________________

SIGNATURE GUARANTEED: The signature must be guaranteed by a commercial bank or trust company or by a member firm of the New York Stock Exchange or another national certificates exchange.  Notarized or witnessed signatures are not acceptable.

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to ___________________________, for the account of _____________________, account number _________________, or if mailed by check to ______________________________.  Applicable reports and statements should be mailed to __________________________.  This information is provided by ____________________________, the assignee named above, or _______________, as agent.

Footnotes

For each Distribution Date, the Certificate Rate for the Class 1A1 Certificates will equal a variable rate determined in accordance with the Trust Agreement.

For each Distribution Date, the Certificate Rate for the Class 1A2 Certificates will equal a variable rate determined in accordance with the Trust Agreement.

For each Distribution Date, the Certificate Rate for the Class 1AX Certificates will equal a variable rate determined in accordance with the Trust Agreement.

For each Distribution Date, the Certificate Rate for the Class 2A1 Certificates will equal a variable rate determined in accordance with the Trust Agreement.

For each Distribution Date, the Certificate Rate for the Class 2A2 Certificates will equal a variable rate determined in accordance with the Trust Agreement.

For each Distribution Date, the Certificate Rate for the Class 2A3 Certificates will equal a variable rate determined in accordance with the Trust Agreement.

 For each Distribution Date, the Certificate Rate for the Class 2AX1 Certificates will equal a variable rate determined in accordance with the Trust Agreement.

 For each Distribution Date, the Certificate Rate for the Class 2AX2 Certificates will equal a variable rate determined in accordance with the Trust Agreement.

 For each Distribution Date, the Certificate Rate for the Class 2AX3 Certificates will equal a variable rate determined in accordance with the Trust Agreement.

For each Distribution Date, the Certificate Rate for the Class 3A1 Certificates will equal a variable rate determined in accordance with the Trust Agreement.

For each Distribution Date, the Certificate Rate for the Class 3A2 Certificates will equal a variable rate determined in accordance with the Trust Agreement.

For each Distribution Date, the Certificate Rate for the Class 3A3 Certificates will equal a variable rate determined in accordance with the Trust Agreement.

For each Distribution Date, the Certificate Rate for the Class 3A4 Certificates will equal a variable rate determined in accordance with the Trust Agreement.

For each Distribution Date, the Certificate Rate for the Class 3A5 Certificates will equal a variable rate determined in accordance with the Trust Agreement.

For each Distribution Date, the Certificate Rate for the Class 3A6 Certificates will equal a variable rate determined in accordance with the Trust Agreement.

For each Distribution Date, the Certificate Rate for the Class 1B1 Certificates will equal a variable rate determined in accordance with the Trust Agreement.

For each Distribution Date, the Certificate Rate for the Class 1B2 Certificates will equal a variable rate determined in accordance with the Trust Agreement.

For each Distribution Date, the Certificate Rate for the Class 1B3 Certificates will equal a variable rate determined in accordance with the Trust Agreement.

For each Distribution Date, the Certificate Rate for the Class 2B1 Certificates will equal a variable rate determined in accordance with the Trust Agreement.

For each Distribution Date, the Certificate Rate for the Class 2B2 Certificates will equal a variable rate determined in accordance with the Trust Agreement.

For each Distribution Date, the Certificate Rate for the Class 2B3 Certificates will equal a variable rate determined in accordance with the Trust Agreement.